                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _____

Post-Effective Amendment No.  98  (File No. 2-11328)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940

Amendment No.   42   (File No. 811-54)

IDS INVESTMENT SERIES, INC.
IDS Tower 10, Minneapolis, Minnesota  55440-0010

Leslie L. Ogg
901 S. Marquette Avenue, Suite 2810
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective
 (check appropriate box)

     immediately upon filing pursuant to paragraph (b)
 X   on Nov. 28, 1997 pursuant to paragraph (b)
     60 days after filing pursuant to paragraph (a)(1)
     on (date) pursuant to paragraph (a)(1) of Rule 485
     75 days after filing pursuant to paragraph (a)(2)
     on (date) pursuant to paragraph (a)(2) of rule 485


If appropriate, check the following box:

     This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.


     Growth and Income Trust has also executed this Amendment to the Registration Statement.

IDS MUTUAL Cross reference sheet showing the location in its prospectus and the Statement of Additional Information of the information called for by the items enumerated in Parts A and B of Form N-1A.

Negative answers omitted are so indicated.


                          PART A                                                              PART B
 Item No.   Section in Prospectus                               Item No.      Section in Statement of Additional Information
 --------   ---------------------                               --------      ----------------------------------------------
 1          Cover page of prospectus                            10            Cover page of SAI
 2(a)       Sales charge and Fund expenses                      11            Table of Contents
  (b)       The Fund in brief                                   12            NA
  (c)       The Fund in brief                                   13(a)         Additional Investment Policies; all appendices
 3(a)       Financial highlights                                              except Dollar-Cost Averaging
  (b)       NA                                                    (b)         Additional Investment Policies
  (c)       Performance                                           (c)         Additional Investment Policies
  (d)       Financial highlights                                  (d)         Security Transactions
 4(a)       The Fund in brief; Investment policies and risks;   14(a)         Board Members and Officers
            How the Fund and Portfolio are organized                          Board Members and Officers
  (b)       Investment policies and risks                         (b)         Board Members and Officers
  (c)       Investment policies and risks                         (c)         Board Members and Officers
 5(a)       Board members and officers                          15(a)         NA
                                                                  (b)         Principal Holders of Securities, if applicable
  (b)(i)    Investment manager; About American Express            (c)         Board Members and Officers
            Financial Corporation -- General information        16(a)(i)      How the Fund and Portfolio are organized; About
  (b)(ii)   Investment manager                                                American Express Financial Corporation**
  (b)(iii)  Investment manager                                    (a)(ii)     Agreements: Investment Management Services
  (c)       Portfolio manager                                                 Agreements: Plan and Agreement of Distribution
  (d)       Administrator and transfer agent                      (a)(iii)    Agreements: Investment Management Services Agreement
  (e)       Administrator and transfer agent                      (b)         Agreements: Investment Management Services Agreement
  (f)       Distributor                                           (c)         NA
  (g)       Investment manager; About American Express            (d)         Agreements: Administrative Services Agreement,
            Financial Corporation -- General information                      Shareholder Service Agreement
5A(a)       *                                                     (e)         NA
  (b)       *                                                     (f)         Agreements: Distribution Agreement
 6(a)       Shares; Voting rights                                 (g)         NA
  (b)       NA                                                    (h)         Custodian Agreement; Independent Auditors
  (c)       NA                                                    (i)         Agreements:  Transfer Agency Agreement; Custodian
  (d)       Voting rights                                                     Agreement
  (e)       Cover page; Special shareholder services            17(a)         Security Transactions
  (f)       Dividend and capital gain distributions;              (b)         Brokerage Commissions Paid to Brokers
            Reinvestments                                                     Affiliated with American Express Financial
  (g)       Taxes                                                             Corporation
  (h)       Alternative purchase arrangements; Special            (c)         Security Transactions
            considerations regarding master/feeder                (d)         Security Transactions
            structure                                             (e)         Security Transactions
 7(a)       Distributor                                         18(a)         Shares; Voting rights**
  (b)       Valuing Fund shares                                   (b)         NA
  (c)       How to purchase, exchange or redeem shares          19(a)         Investing in the Fund
  (d)       How to purchase shares                                (b)         Valuing Fund Shares; Investing in the Fund
  (e)       NA                                                    (c)         Redeeming Shares
  (f)       Distributor                                         20            Taxes
  (g)       Alternative purchase arrangements; Reductions
            and Waivers of the Sales Charge                     21(a)         Agreements: Distribution Agreement
 8(a)       How to redeem shares                                  (b)         NA
  (b)       NA                                                    (c)         NA
  (c)       How to purchase shares:  Three ways to invest       22(a)         Performance Information (for money market
  (d)       How to purchase, exchange or redeem shares:                       funds only)
            Redemption policies -- "Important..."                 (b)         Performance Information (for all funds
                                                                              except money market funds)
 9          None                                                23            Financial Statements




*  Designates information is located in annual report.
** Designates location in prospectus.

IDS DIVERSIFIED EQUITY INCOME FUND Cross reference sheet showing the location in its prospectus and the Statement of Additional Information of the information called for by the items enumerated in Parts A and B of Form N-1A.

Negative answers omitted are so indicated.


                            PART A                                                              PART B

 Item No.     Section in Prospectus                             Item No.        Section in Statement of Additional Information
 --------     ---------------------                             --------        ----------------------------------------------
 1            Cover page of prospectus                          10              Cover page of SAI
 2(a)         Sales charge and Fund expenses                    11              Table of Contents
  (b)         The Fund in brief                                 12              NA
  (c)         The Fund in brief                                 13(a)           Additional Investment Policies; all
 3(a)         Financial highlights                                              appendices except Dollar-Cost Averaging
  (b)         NA                                                  (b)           Additional Investment Policies
  (c)         Performance                                         (c)           Additional Investment Policies
  (d)         Financial highlights                                (d)           Security Transactions
 4(a)         The Fund in brief; Investment policies and        14(a)           Board Members and Officers
              risks; How the Fund and Portfolio are organized                   Board Members and Officers
  (b)         Investment policies and risks                       (b)           Board Members and Officers
  (c)         Investment policies and risks                       (c)           Board Members and Officers
 5(a)         Board members and officers                        15(a)           NA
                                                                  (b)           Principal Holders of Securities; if applicable
  (b)(i)      Investment manager; About American Express          (c)           Board Members and Officers
              Financial Corporation -- General information      16(a)(i)        How the Fund and Portfolio are organized; About
  (b)(ii)     Investment manager                                                American Express Financial Corporation**
  (b)(iii)    Investment manager                                  (a)(ii)       Agreements: Investment Management Services
  (c)         Portfolio manager                                                 Agreement, Plan and Agreement of Distribution
  (d)         Administrator and transfer agent                    (a)(iii)      Agreements: Investment Management Services Agreement
  (e)         Administrator and transfer agent                    (b)           Agreements: Investment Management Services Agreement
  (f)         Distributor                                         (c)           NA
  (g)         Investment manager; About American Express          (d)           Agreements: Administrative Services Agreement,
              Financial Corporation -- General information                      Shareholder Service Agreement
5A(a)         *                                                   (e)           NA
  (b)         *                                                   (f)           Agreements: Distribution Agreement
 6(a)         Shares; Voting rights                               (g)           NA
  (b)         NA                                                  (h)           Custodian Agreement; Independent Auditors
  (c)         NA                                                  (i)           Agreements:  Transfer Agency Agreement; Custodian
  (d)         Voting rights                                                     Agreement
  (e)         Cover page; Special shareholder services          17(a)           Security Transactions
  (f)         Dividend and capital gain distributions;          (b)           Brokerage Commissions Paid to Brokers Affiliated
              Reinvestments                                                     with American Express Financial Corporation
  (g)         Taxes                                               (c)           Security Transactions
  (h)         Alternative purchase arrangements; Special          (d)           Security Transactions
              considerations regarding master/feeder structure    (e)           Security Transactions
 7(a)         Distributor                                       18(a)           Shares; Voting rights**
  (b)         Valuing Fund shares                                 (b)           NA
  (c)         How to purchase, exchange or redeem shares        19(a)           Investing in the Fund
  (d)         How to purchase shares                              (b)           Valuing Fund Shares; Investing in the Fund
  (e)         NA                                                  (c)           Redeeming Shares
  (f)         Distributor                                       20              Taxes
  (g)         Alternative purchase arrangements; Reductions
              and waives of the Sales Charge                    21(a)           Agreements: Distribution Agreement
 8(a)         How to redeem shares                                (b)           NA
  (b)         NA                                                  (c)           NA
  (c)         How to purchase shares:  Three ways to invest     22(a)           Performance Information (for money market
                                                                                funds only)
  (d)         How to purchase, exchange or redeem shares:         (b)           Performance Information (for all funds except
              Redemption policies -- "Important..."                             money market funds)
                                                                23              Financial Statements
 9            None




*  Designates information is located in annual report.
** Designates location in prospectus.

IDS
Mutual

Prospectus/Nov. 28, 1997

                                     LOGO

The goal of IDS Mutual, a part of IDS Investment Series, Inc., is to provide a balance of growth of capital and current income.


The Fund seeks to achieve its goal by investing all of its assets in Balanced Portfolio of Growth and Income Trust. The Portfolio is managed by American Express Financial Corporation and has the same goal as the Fund. This arrangement is commonly known as a master/feeder structure.


This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.

Additional facts about the Fund are in a Statement of Additional Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI, is incorporated here by reference. For a free copy, contact American Express Shareholder Service.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.


Please note that the Fund:

- is not a bank deposit
- is not federally insured
- is not endorsed by any bank or government agency
- is not guaranteed to achieve its goal

American Express Shareholder Service

P.O. Box 534, Minneapolis, MN 55440-0534 800-862-7919 TTY: 800-846-4852


Web site address: http://www.AmericanExpress.com/advisors

            TABLE OF CONTENTS
THE FUND IN BRIEF                                            3p
Goal                                                         3p
Investment policies and risks                                3p
Structure of the Fund                                        4p
Manager and distributor                                      4p
Portfolio managers                                           5p
Alternative purchase arrangements                            5p

SALES CHARGE AND FUND EXPENSES                               6p

PERFORMANCE                                                  8p
Financial highlights                                         8p
Total returns                                               10p

INVESTMENT POLICIES AND RISKS                               12p
Facts about investments and their risks                     13p
Valuing Fund shares                                         16p

HOW TO PURCHASE, EXCHANGE OR REDEEM SHARES                  18p
Alternative purchase arrangements                           18p
How to purchase shares                                      20p
How to exchange shares                                      23p
How to redeem shares                                        24p
Reductions and waivers of the sales charge                  29p

SPECIAL SHAREHOLDER SERVICES                                34p
Services                                                    34p
Quick telephone reference                                   34p

DISTRIBUTIONS AND TAXES                                     35p
Dividend and capital gain distributions                     35p
Reinvestments                                               36p
Taxes                                                       36p
How to determine the correct TIN                            38p

HOW THE FUND AND PORTFOLIO ARE ORGANIZED                    39p
Shares                                                      39p
Voting rights                                               39p
Shareholder meetings                                        39p
Special considerations regarding master/feeder structure    40p
Board members and officers                                  41p
Investment manager                                          43p
Administrator and transfer agent                            43p
Distributor                                                 44p

ABOUT AMERICAN EXPRESS FINANCIAL CORPORATION                45p
General information                                         45p

APPENDIX                                                    46p
Descriptions of derivative instruments                      46p

 2p

                   The Fund in brief

                   GOAL


                   IDS Mutual (the Fund) seeks to provide shareholders with a balance of growth of capital and current income. It does so by investing all of its assets in Balanced Portfolio (the Portfolio) of Growth and Income Trust (the Trust) rather than by directly investing in and managing its own portfolio of securities. Both the Fund and the Portfolio are diversified investment companies that have the same goal. Because any investment involves risk, achieving this goal cannot be guaranteed. The goal can be changed only by holders of a majority of outstanding securities.


                   The Fund may withdraw its assets from the Portfolio at any time if the board determines that it is in the best interests of the Fund to do so. In that event, the Fund would consider what action should be taken, including whether to retain an investment advisor to manage the Fund's assets directly or to reinvest all of the Fund's assets in another pooled investment entity.

                   INVESTMENT POLICIES AND RISKS


                   Both the Fund and the Portfolio have the same investment policies. Accordingly, the Portfolio balances its investments between common stocks and senior securities (preferred stocks and debt securities) issued by U.S. and foreign companies. No more than 65% of the Portfolio's total assets will be invested in common stocks and no less than 35% in senior securities, convertible securities, derivative instruments and money market instruments. Some of the Portfolio's investments may be considered speculative and involve additional investment risks. For further information, refer to the later section in the prospectus titled "Investment policies and risks."


                                                                              3p

The Fund in brief

                   STRUCTURE OF THE FUND


                   This Fund uses what is commonly known as a master/feeder structure. This means that the Fund (the feeder fund) invests all of its assets in the Portfolio (the master fund). The Portfolio invests in and manages the securities and has the same goal and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure". Here is an illustration of the structure:


            --------------------------------------------------------------------
                                 Investors buy shares in the Fund

            --------------------------------------------------------------------
                                                 .

            --------------------------------------------------------------------
                                 The Fund invests in the Portfolio

            --------------------------------------------------------------------
                                                 .

            --------------------------------------------------------------------
                                     The Portfolio invests in
                                securities, such as stocks or bonds

            --------------------------------------------------------------------

                   MANAGER AND DISTRIBUTOR


                   The Portfolio is managed by American Express Financial Corporation (AEFC), a provider of financial services since 1894. AEFC currently manages more than $70 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc. (AEFA), a wholly-owned subsidiary of AEFC.


 4p

                   PORTFOLIO MANAGERS


                   Edward Labenski joined AEFC in 1975 and serves as president -- Fixed-Income Advisors of American Express Asset Management Group Inc. and senior portfolio manager. He has managed the fixed income portion of the assets of the Fund since 1987 and serves as portfolio manager of the Portfolio.



                   Kurt Winters joined AEFC in 1987 and serves as senior portfolio manager. He has managed the assets of the Portfolio since December 1997. Kurt is responsible for overall investment management, including the determination of the sectors in which the fund will invest. A team of research professionals makes investment decisions within those sectors. From 1992 to 1995, he managed IDS Life Series Fund, Managed Portfolio. He was appointed to managed IDS Discovery Fund in 1995. He also manages IDS Equity Value Fund, IDS Progressive Fund and Equity Income Portfolio.


                   ALTERNATIVE PURCHASE ARRANGEMENTS

                   The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge
                   (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

                                                                              5p

                   Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares and include expenses charged by both the Fund and the Portfolio. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.
                    SHAREHOLDER TRANSACTION EXPENSES

                                             CLASS A    CLASS B    CLASS Y
                    Maximum sales charge
                      on purchases* (as a
                      percentage of
                      offering price)....         5%         0%         0%
                    Maximum deferred
                      sales charge
                      imposed on
                      redemptions (as a
                      percentage of
                      original purchase
                      price).............         0%         5%         0%
                    ------------------------------------------------------

                    ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES

                   (as a percentage of average daily net assets):


                                             CLASS A    CLASS B    CLASS Y
                     Management fee**....      0.49%      0.49%      0.49%
                     12b-1 fee...........      0.00%      0.75%      0.00%
                     Other expenses***...      0.34%      0.35%      0.27%
                     Total****...........      0.83%      1.59%      0.76%


                     * This charge may be reduced depending on your total
                       investments in IDS funds. See "Reductions of the sales charge."

                    ** The management fee is paid by the Trust on behalf of the
                       Portfolio. It includes the impact of a performance fee that decreased the management fee by 0.001% in fiscal year 1997.


                    *** Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other non-advisory expenses. Class Y expenses have been restated to reflect the 0.10% shareholder services fee effective May 9, 1997.


                   **** The Fund changed to a master/feeder structure on May 13,
                        1996. The board considered whether the aggregate expenses of the Fund and the Portfolio would be more or less than if the Fund invested directly in the type of securities being held by the Portfolio. AEFC agreed to pay the small additional costs required to use a master/feeder structure to manage the investment portfolio during the first year of its operation and half of such costs in the second year. These additional costs may be more than offset in subsequent years if the assets being managed increase.


 6p
 Sales charge and Fund expenses

                   EXAMPLE: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:



                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                     Class A.............     $58        $75       $ 94        $148
                     Class B.............     $66        $90       $107        $169**
                     Class B*............     $16        $50       $ 87        $169**
                     Class Y.............     $ 8        $24       $ 42        $ 95


                    * Assuming Class B shares are not redeemed at the end of the period.
                   ** Based on conversion of Class B shares to Class A shares after eight years.

                   THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

                                                                              7p

                   Financial highlights
                   Fiscal period ended Sept. 30,

[CAPTION]

                                  PER SHARE INCOME AND CAPITAL CHANGES(A)

                                                            CLASS A
                          1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
                         ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value,         $13.51  $12.69  $11.89  $13.13  $12.62  $12.00  $10.39  $13.15  $11.57  $12.71
beginning of period

                   INCOME FROM INVESTMENT OPERATIONS:
Net investment income       .57     .54     .58     .56     .55     .61     .66     .72     .73     .76
Net gains (losses)         2.61     .93    1.29   (.56)    1.39     .91    2.01  (2.01)    1.58   (.70)
(both realized and
unrealized)
Total from investment      3.18    1.47    1.87      --    1.94    1.52    2.67  (1.29)    2.31     .06
operations

                   LESS DISTRIBUTIONS:
Dividends from net        (.53)   (.52)   (.54)   (.56)   (.55)   (.60)   (.67)   (.73)   (.73)   (.76)
investment income
Distributions from        (.84)   (.13)   (.51)   (.68)   (.88)   (.30)   (.39)   (.74)      --   (.44)
realized gains
Total distributions      (1.37)   (.65)  (1.05)  (1.24)  (1.43)   (.90)  (1.06)  (1.47)   (.73)  (1.20)
Net asset value, end     $15.32  $13.51  $12.69  $11.89  $13.13  $12.62  $12.00  $10.39  $13.15  $11.57
of period
                                                       RATIOS/SUPPLEMENTAL DATA

                                                            CLASS A
                          1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
                         ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net assets, end of       $3,251  $2,770  $2,596  $2,999  $2,788  $2,222  $1,889  $1,496  $1,687  $1,441
period (in millions)
Ratio of expenses to       .83%    .87%    .83%    .79%    .79%    .78%    .71%    .69%    .67%    .63%
average daily net
assets(b)
Ratio of net income       4.00%   4.01%   4.58%   4.57%   4.41%   4.99%   5.81%   6.04%   5.94%   6.49%
to average daily net
assets
Portfolio turnover          49%     45%     38%     69%     48%     50%     47%     37%     46%     60%
rate (excluding
short-term
securities) for the
underlying portfolio
Total return(c)           24.9%   11.8%   16.8%  (0.1%)   16.7%   13.3%   26.9%  (10.8%)  20.5%    0.8%
Average brokerage        $.0465  $.0522      --      --      --      --      --      --      --      --
commission rate for
the underlying
portfolio(d)



                  (a) For a share outstanding throughout the period. Rounded to the nearest cent.


                  (b) Effective fiscal year 1996, expense ratio is based on
                      total expense of the Fund before reduction of earnings credit on cash balances.


                  (c) Total return does not reflect payment of a sales charge.


                  (d) Effective fiscal year 1996, the Fund is required to
                      disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates vary significantly among foreign countries.


 8p
 Performance

                  Fiscal period ended Sept. 30,


                                              Per share income and capital changes(a)

                                               CLASS B                          CLASS Y
                                       1997      1996     1995(B)       1997      1996     1995(B)
                                      ------    ------    ------       ------    ------    ------
Net asset value, beginning of         $13.47    $12.66    $11.67       $13.51    $12.69    $11.67
period

                   INCOME FROM INVESTMENT OPERATIONS:
Net investment income                    .46       .45       .25          .59       .56       .32
Net gains (both realized and            2.59       .93      1.11         2.61       .93      1.11
unrealized)
Total from investment operations        3.05      1.38      1.36         3.20      1.49      1.43

                   LESS DISTRIBUTIONS:
Dividends from net investment          (.43)     (.44)     (.37)        (.55)     (.54)     (.41)
income
Distributions from realized gains      (.84)     (.13)        --        (.84)     (.13)
Total distributions                   (1.27)     (.57)     (.37)       (1.39)     (.67)     (.41)
Net asset value, end of period        $15.25    $13.47    $12.66       $15.32    $13.51    $12.69


                                                 RATIOS/SUPPLEMENTAL DATA


                                               CLASS B                          CLASS Y
                                       1997      1996     1995(B)       1997      1996     1995(B)
                                      ------    ------    ------       ------    ------    ------
Net assets, end of period (in           $264      $133       $33       $1,337    $1,114      $876
millions)
Ratio of expenses to average daily     1.59%     1.64%    1.65%(e)       .70%      .70%    .70%(e)
net assets(c)
Ratio of net income to average         3.28%     3.32%    3.94%(e)      4.13%     4.18%    4.58%(e)
daily net assets
Portfolio turnover rate (excluding       49%       45%       38%          49%       45%       38%
short-term securities) for the
underlying portfolio
Total return(d)                        23.9%     11.0%     11.7%        25.0%     12.0%     12.2%
Average brokerage commission rate     $.0465    $.0522        --       $.0465    $.0522        --
for the underlying portfolio(f)



                  (a) For a share outstanding throughout the period. Rounded to the nearest cent.


                  (b) Inception date was March 20, 1995.


                  (c) Effective fiscal year 1996, expense ratio is based on
                      total expense of the Fund before reduction of earnings credit on cash balances.


                  (d) Total return does not reflect payment of a sales charge.


                  (e) Adjusted to an annual basis.


                  (f) Effective fiscal year 1996, the Fund is required to
                      disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates vary significantly among foreign countries.


                   The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report, which, if not included with this prospectus, may be obtained without charge.

                                                                              9p

PERFORMANCE

                   Total returns

                   TOTAL RETURN is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

                   AVERAGE ANNUAL TOTAL RETURN is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.

                    AVERAGE ANNUAL TOTAL RETURNS


                   as of Sept. 30, 1997



                                           1 YEAR      SINCE         5 YEARS   10 YEARS
                        PURCHASE MADE        AGO     INCEPTION         AGO        AGO
                    Mutual:
                       Class A              +18.63%        --%        +12.54%    +10.89%
                       Class B              +19.93%    +17.31%   *        --%        --%
                       Class Y              +25.04%    +19.62%   *        --%        --%
                     S&P 500                +40.43%    +31.28%  **    +20.78%    +14.73%
                     Lipper Balanced Fund
                      Index                 +24.92%    +19.93%  **    +13.70%    +11.14%


                    *Inception date was March 20, 1995.

                   **Measurement period started April 1, 1995.

                    CUMULATIVE TOTAL RETURNS


                   as of Sept. 30, 1997



                                           1 YEAR      SINCE         5 YEARS   10 YEARS
                        PURCHASE MADE        AGO     INCEPTION         AGO        AGO
                    Mutual:
                       Class A              +18.63%        --%        +80.60%   +181.38%
                       Class B              +19.93%    +49.98%   *        --%        --%
                       Class Y              +25.04%    +57.47%   *        --%        --%
                     S&P 500                +40.43%    +99.51%  **   +156.52%   +295.09%
                     Lipper Balanced Fund
                      Index                 +24.92%    +57.50%  **    +90.03%   +187.74%


                    *Inception date was March 20, 1995.

                   **Measurement period started April 1, 1995.


 10p

                   These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of popular indexes for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges although not for other differences in expenses.


                   For purposes of calculation, information about the Fund assumes:

                  -a sales charge of 5% for Class A shares

                  -redemption at the end of the period and deduction of the
                   applicable contingent deferred sales charge for Class B shares

                  -no sales charge for Class Y shares

                  -no adjustments for taxes an investor may have paid on the reinvested income and capital gains

                  -a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.

                   Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

                   Lipper Balanced Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                                                                             11p

                   Investment policies and risks


                   The policies described below apply both to the Fund and the Portfolio. The Portfolio balances its investments between common stocks and senior securities (preferred stocks and bonds) issued by U.S. and foreign companies. The Portfolio buys common stocks that it believes offer both current income and growth potential. The Portfolio buys senior securities for stability of value and regular income. No more than 65% of the Portfolio's total assets will be invested in common stocks and no less than 35% in senior securities, convertible securities, derivative instruments and money market instruments. At least 25% of the Portfolio's total assets will be invested in debt securities and convertible securities. Common stocks comprised 52% of the Portfolio's total assets on Sept. 30, 1997.



                   The various types of investments the investment managers use to achieve investment performance are described in more detail in the next section and in the SAI.


 12p

                   FACTS ABOUT INVESTMENTS AND THEIR RISKS

                   COMMON STOCKS: Stock prices are subject to market fluctuations. Stocks of larger, established companies that pay dividends may be less volatile than the stock market as a whole.

                   PREFERRED STOCKS: If a company earns a profit, it generally must pay its preferred stockholders a dividend at a pre-established rate.

                   CONVERTIBLE SECURITIES: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, convertible securities trade more like common stock.

                                                                             13p

                        INVESTMENT POLICIES AND RISKS

                   DEBT SECURITIES: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded. The price of bonds below investment grade may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. These bonds have greater price fluctuations and are more likely to experience a default. The Portfolio will not invest more than 5% of its net assets in bonds below investment grade. Securities that are subsequently downgraded in quality may continue to be held by the Portfolio and will be sold only when the investment manager believes it is advantageous to do so.

                   FOREIGN INVESTMENTS: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. Foreign investments are subject to political and economic risks of the countries in which the investments are made, including the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. If an investment is made in a foreign market, the local currency may be purchased using a forward contract in which the price of the foreign currency in U.S. dollars is established on the date the trade is made, but delivery of the currency is not made until the securities are received. As long as the Portfolio holds foreign currencies or securities valued in foreign currencies, the value of those assets will be affected by changes in the value of the currencies relative to the U.S. dollar. Because of the limited trading volume in some foreign markets, efforts to buy or sell a security may change the price of the security, and it may be difficult to complete the transaction. The Portfolio may invest up to 25% of its total assets in foreign investments.

 14p

                   DERIVATIVE INSTRUMENTS: The investment manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the investment manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Portfolio will designate cash or appropriate liquid assets to cover its portfolio obligations. No more than 5% of the Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Portfolio's assets at risk to 5%. The Portfolio is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.


                                                                             15p

                   Investment policies and risks

                   SECURITIES AND OTHER INSTRUMENTS THAT ARE ILLIQUID: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The investment manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Portfolio's net assets will be held in securities and other instruments that are illiquid.


                   MONEY MARKET INSTRUMENTS: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of the Portfolio's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

                   The investment policies described above may be changed by the boards.

                   LENDING PORTFOLIO SECURITIES: The Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Portfolio's net assets.

                   VALUING FUND SHARES

                   The PUBLIC OFFERING PRICE is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

                   The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open).

 16p

                   To establish the net assets, all securities held by the Portfolio are valued as of the close of each business day. In valuing assets:


                   -Securities and assets with available market values are valued on that basis.


                   -Securities maturing in 60 days or less are valued at amortized cost.


                   -Assets without readily available market values are valued according to methods selected in good faith by the board.


                                                                             17p

                   How to purchase, exchange or redeem shares

                   ALTERNATIVE PURCHASE ARRANGEMENTS

                   The Fund offers three different classes of shares -- Class A, Class B and Class Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.


                                SALES CHARGE
                              AND DISTRIBUTION                            OTHER
                                 (12B-1) FEE        SERVICE FEE        INFORMATION
                    -----------------------------------------------------------------
                    CLASS A   Maximum initial    0.175% of average  Initial sales
                              sales charge of    daily net assets   charge waived or
                              5%; no 12b-1 fee                      reduced for
                                                                    certain purchases

                    -----------------------------------------------------------------
                    CLASS B   No initial sales   0.175% of average  Shares convert to
                              charge; maximum    daily net assets   Class A in the
                              CDSC of 5%                            ninth year of
                              declines to 0%                        ownership; CDSC
                              after six years;                      waived in certain
                              12b-1 fee of                          circumstances
                              0.75% of average
                              daily net assets

                    -----------------------------------------------------------------
                    CLASS Y   None               0.10% of average   Available only to
                                                 daily net assets   certain
                                                                    qualifying
                                                                    institutional
                                                                    investors



                   CONVERSION OF CLASS B SHARES TO CLASS A SHARES -- During the ninth calendar year of owning your Class B shares, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. Class B shares that convert to Class A shares are not subject to a sales charge. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares. This means more of your money will be put to work for you.


 18p

CONSIDERATIONS IN DETERMINING WHETHER TO PURCHASE CLASS A OR CLASS B SHARES -- You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in "Ongoing expenses") and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

                    SALES CHARGES ON PURCHASE OR REDEMPTION

IF YOU PURCHASE CLASS A SHARES
IF YOU PURCHASE CLASS B SHARES

- You will not have all of your purchase price invested. Part of your purchase price will go to pay the sales charge. You will not pay a sales charge when you redeem your shares.

- You will be able to take advantage of reductions in the sales charge.
- All of your money is invested in shares of stock. However, you will pay a sales charge if you redeem your shares within six years of purchase.

- No reductions of the sales charge are available for large purchases.

If your investments in IDS funds that are subject to a sales charge total $250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

                                ONGOING EXPENSES

IF YOU PURCHASE CLASS A SHARES
IF YOU PURCHASE CLASS B SHARES

- Your shares will have a lower expense ratio than Class B shares because Class A does not pay a distribution fee and the transfer agency fee for Class A is lower than the fee for Class B. As a result, Class A shares will pay higher dividends than Class B shares.


- The distribution and transfer agency fees for Class B will cause your shares to have a higher expense ratio and to pay lower dividends than Class A shares. In the ninth year of ownership, Class B shares will convert to Class A shares and you will no longer be subject to higher fees.


You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.

                                                                             19p

How to purchase, exchange or redeem shares


                   CLASS Y SHARES -- Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:


                   -Qualified employee benefit plans* if the plan:

                   -- uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has

                         -- at least $10 million in plan assets or

                         -- 500 or more participants; or

                   -- does not use daily transfer recordkeeping and has

                         -- at least $3 million invested in funds of the IDS MUTUAL FUND GROUP or

                         -- 500 or more participants.

                   -Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

                   -Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.


                  * Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.


                   HOW TO PURCHASE SHARES


                   If you're investing in this Fund for the first time, you will need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.



                   IMPORTANT: When opening an account, you must provide your correct Taxpayer Identification Number (Social Security or Employer Identification number). See "Distributions and taxes."


                   When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

 20p

                   PURCHASE POLICIES:


                  -Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay for the next day's share price.


                  -The minimums allowed for investment may change from time to time.

                  -Wire orders can be accepted only on days when your bank,
                   AEFC, the Fund and Norwest Bank Minneapolis are open for business.

                  -Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

                  -AEFC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

                  -You must pay any fee the bank charges for wiring.

                  -The Fund reserves the right to reject any application for any reason.

                  -If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                                                                             21p

                   How to purchase, exchange or redeem shares

                   THREE WAYS TO INVEST
------------------------------------------------------------------------------
  1

BY REGULAR           Send your check and     MINIMUM AMOUNTS*
ACCOUNT              application             Initial
                     (or your name           investment:             $2,000
                     and account number if   Additional
                     you have an             investments:              $100
                     established account)    Account balances:         $300
                     to:                     Qualified retirement
                     American Express          accounts:               none
                     Financial Advisors
                     Inc.
                     P.O. Box 74
                     Minneapolis, MN
                     55440-0074
                     Your financial advisor
                     will help you with
                     this process.

------------------------------------------------------------------------------
  2


BY SCHEDULED         Contact your financial  MINIMUM AMOUNTS/
INVESTMENT           advisor to set up one   Initial
PLAN                 of the following        investment:               $100
                     scheduled plans:        Additional
                     - automatic payroll     investments:              $100/
                       deduction                                each payment
                     - bank authorization    Account balances:         none
                     - direct deposit of       (on active plans of
                       Social Security         monthly payments)
                       check                 If account balance is
                     - other plan approved   below $2,000,
                       by the Fund           frequency of payments
                                             must be at least
                                             monthly


------------------------------------------------------------------------------
  3

BY WIRE              If you have an          If this information is
                     established account,    not included, the
                     you may wire money to:  order may
                                             be rejected and all
                     Norwest Bank            money received by the
                     Minneapolis             Fund, less any costs
                     Routing No. 091000019   the Fund
                     Minneapolis, MN         or AEFC incurs, will
                     Attn: Domestic Wire     be returned promptly.
                     Dept.                   MINIMUM AMOUNTS
                     Give these              Each wire investment: $1,000
                     instructions:
                     Credit IDS Account
                     #00-30-015 for
                     personal
                     account # (your
                     account
                     number) for (your
                     name).


                   * If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be redeemed and the proceeds mailed to you. If you are in a "wrap-fee" program sponsored by AEFA and your account balance falls below $50,000 or the program is terminated, your shares will be redeemed and the proceeds mailed to you.


 22p

                   HOW TO EXCHANGE SHARES


                   You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information on any other fund, including fees and expenses, read that fund's prospectus carefully.


                   If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.


                   For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot use the sales charge imposed on the purchase of Class A shares to create or increase a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.


                                                                             23p

How to purchase, exchange or redeem shares

                   HOW TO REDEEM SHARES

                   You can redeem your shares at any time. American Express Shareholder Service will mail payment within seven days after receiving your request.

                   When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.


                   A redemption is a taxable transaction. If the proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.


 24p

                   TWO WAYS TO REQUEST AN EXCHANGE OR REDEMPTION OF SHARES
------------------------------------------------------------------------------
  1

BY LETTER            Include in your         REGULAR MAIL:
                     letter:                 American Express
                   - the name of the         Shareholder Service
                     fund(s)                 Attn: Redemptions
                   - the class of shares     P.O. Box 534
                     to be exchanged or      Minneapolis, MN
                     redeemed                55440-0534
                   - your account            EXPRESS MAIL:
                     number(s) (for          American Express
                     exchanges, both funds   Shareholder Service
                     must be registered in   Attn: Redemptions
                     the same ownership)     733 Marquette Ave.
                   - your Taxpayer           Minneapolis, MN 55402
                     Identification Number
                     (TIN)
                   - the dollar amount or
                     number of shares you
                     want to exchange or
                     redeem
                   - signature of all
                     registered account
                     owners
                   - for redemptions,
                     indicate how you want
                     your money delivered
                     to you
                   - any paper
                     certificates of shares
                     you hold

------------------------------------------------------------------------------
  2

BY PHONE           - The Fund and AEFC       Each registered owner
American             will honor any          must sign the request.
Express              telephone exchange or - AEFC answers phone
Telephone            redemption request      requests promptly, but
Transaction          believed to be          you may experience
Service:             authentic and will use  delays when call
800-437-3133         reasonable procedures   volume is high. If you
  or                 to confirm that they    are unable to get
612-671-3800         are. This includes      through, use mail
                     asking identifying      proce-
                     questions and tape      dure as an
                     recording calls. If     alternative.
                     reasonable procedures - Acting on your
                     are not followed, the   instructions, your
                     Fund or AEFC will be    financial advisor may
                     liable for              conduct telephone
                     any loss resulting      transactions on your
                     from fraudulent         behalf.
                     requests.             - Phone privileges may
                   - Phone exchange and      be modified or
                     redemption privileges   discontinued at any
                     automatically apply to  time.
                     all accounts except     MINIMUM AMOUNT
                     custodial, corporate    Redemption:            $100
                     or qualified            MAXIMUM AMOUNT
                     retirement accounts     Redemption:         $50,000
                     unless you request
                     these privileges NOT
                     apply by writing
                     American Express
                     Shareholder Service.

                                                                             25p

                   How to purchase, exchange or redeem shares

                   EXCHANGE POLICIES:

                  -YOU MAY MAKE UP TO THREE EXCHANGES WITHIN ANY 30-DAY PERIOD,
                   WITH EACH LIMITED TO $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with preapproval of the Fund.


                  -Exchanges must be made into the same class of shares of the new fund.


                  -If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

                  -Once we receive your exchange request, you cannot cancel it.

                  -Shares of the new fund may not be used on the same day for another exchange.

                  -If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

                  -AEFC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

 26p

                   REDEMPTION POLICIES:

                  -A "change of mind" option allows you to change your mind
                   after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed. If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

                  -A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

                   IMPORTANT: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AEFC that your check has cleared.)

                                                                             27p

                     How to purchase, exchange or redeem shares

                     THREE WAYS TO RECEIVE PAYMENT WHEN YOU REDEEM SHARES
------------------------------------------------------------------------------
  1


BY REGULAR OR        - Mailed to the address on record.
EXPRESS MAIL         - Payable to names listed on the account.
                       NOTE: You will be charged a fee if you
                       request express mail delivery.


------------------------------------------------------------------------------
  2

BY WIRE              - Minimum wire redemption: $1,000.
                     - Request that money be wired to your bank.
                     - Bank account must be in the same ownership
                       as the IDS fund account.
                       NOTE: Pre-authorization required.
                       For instructions, contact your financial advisor or American Express Shareholder
                       Service.

------------------------------------------------------------------------------
  3

BY SCHEDULED         - Minimum payment: $50.
PAYOUT PLAN          - Contact your financial advisor or American
                       Express Shareholder Service to set up regular
                       payments to you on a monthly, bimonthly,
                       quarterly, semiannual or annual basis.
                     - Purchasing new shares while under a payout
                       plan may be disadvantageous because of the
                       sales charges.

 28p

                   REDUCTIONS AND WAIVERS OF THE SALES CHARGE

                   CLASS A -- INITIAL SALES CHARGE ALTERNATIVE On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:

                    TOTAL INVESTMENT        SALES CHARGE AS A PERCENTAGE OF:*

                                             PUBLIC OFFERING       NET AMOUNT
                                                       PRICE         INVESTED
                     Up to $50,000.......          5.0%               5.26%
                     Next $50,000........          4.5                4.71
                     Next $400,000.......          3.8                3.95
                     Next $500,000.......          2.0                2.04
                     $1,000,000 or
                      more...............          0.0                0.00


                 * To calculate the actual sales charge on an investment
                   greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

                   REDUCTIONS OF THE SALES CHARGE ON CLASS A SHARES Your sales charge may be reduced, depending on the totals of:

                  -the amount you are investing in this Fund now,

                  -the amount of your existing investment in this Fund, if any,
                   and

                  -the amount you and your primary household group are
                   investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

                   Other policies that affect your sales charge:

                  -IDS Tax-Free Money Fund and Class A shares of IDS Cash
                   Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

                  -IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

                                                                             29p

How to purchase, exchange or redeem shares

                   -If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent.

                   For more details, see the SAI.

                   WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES

                   Sales charges do not apply to:

                   -Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

                   -Current or retired American Express financial advisors, their spouses and unmarried children under 21.


                   -Investors who have a business relationship with a newly associated financial advisor who joined AEFA from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with AEFA, (2) the purchase is made with proceeds of a redemption of shares that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds must be the result of a redemption of an equal or greater value where a sales load was previously assessed.


                   -Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

                   (Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)


                   -Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption. The CDSC will be waived only in the circumstances described for waivers for Class B shares.


                   -Purchases made within 30 days after a redemption of shares (up to the amount redeemed):


                   -- of a product distributed by AEFA in a qualified plan subject to a deferred sales charge or


                   -- in a qualified plan where American Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.

 30p

                   Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.


                   -Purchases made with dividend or capital gain distributions from the same class of another fund in the IDS MUTUAL FUND GROUP that has a sales charge.



                   -Purchases made through or under a "wrap fee" product sponsored by AEFA (total amount of all investments must be $50,000); the University of Texas System ORP or a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company.



                   -Purchases made with the proceeds from IDS Life Real Estate Variable Annuity surrenders through December 31, 1997.



                  * Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.


                   CLASS B -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

                    IF A REDEMPTION IS                 THE PERCENTAGE RATE
                    MADE DURING THE                    FOR THE CDSC IS:
                     First year                                5%
                     Second year                               4%
                     Third year                                4%
                     Fourth year                               3%
                     Fifth year                                2%
                     Sixth year                                1%
                     Seventh year                              0%

                                                                             31p

                   How to purchase, exchange or redeem shares

                   If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

                   The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

                   Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

 32p

                   WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE
                   The CDSC on Class B shares will be waived on redemptions of shares:

                   -In the event of the shareholder's death,

                   -Purchased by any board member, officer or employee of a fund or AEFC or its subsidiaries,

                   -Held in a trusteed employee benefit plan,

                   -Held in IRAs or certain qualified plans for which American Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

                   -- at least 59 1/2 years old, and


                   -- taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by AEFA, or a custodian-to-custodian transfer to a product not distributed by AEFA, the CDSC will not be waived), or



                   -- redeeming under an approved substantially equal periodic payment arrangement.


                                                                             33p

                   Special shareholder services

                   SERVICES

                   To help you track and evaluate the performance of your investments, AEFC provides these services:

                   QUARTERLY STATEMENTS listing all of your holdings and transactions during the previous three months.

                   YEARLY TAX STATEMENTS featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

                   A PERSONALIZED MUTUAL FUND PROGRESS REPORT detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.
                    QUICK TELEPHONE REFERENCE


                    AMERICAN         Redemptions and         National/Minnesota:
                    EXPRESS          exchanges, dividend            800-437-3133
                    FINANCIAL        payments or                  Mpls./St. Paul
                    ADVISORS         reinvestments and                     area:
                    TELEPHONE        automatic payment                  671-3800
                    TRANSACTION      arrangements
                    SERVICE
                    ------------------------------------------------------------
                    TTY SERVICE      For the hearing                800-846-4852
                                     impaired

                    ------------------------------------------------------------
                    AMERICAN         Automated account              800-862-7919
                    EXPRESS          information
                    FINANCIAL        (TouchTone(R) phones
                    ADVISORS         only), including
                    EASY ACCESS      current Fund prices
                    LINE             and performance,
                                     account values and
                                     recent account
                                     transactions
                    ------------------------------------------------------------


 34p

How to purchase, exchange or redeem shares

                   As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

                   DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS


                   The Portfolio allocates investment income from dividends and interest and net realized capital gains or losses, if any, to the Fund. The Fund deducts direct and allocated expenses from the investment income. The Fund's net investment income is distributed to you at the end of each calendar quarter as DIVIDENDS. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized when a security is held for more than one year. The Fund will offset any net realized capital gains by any available capital loss carryover. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as CAPITAL GAIN DISTRIBUTIONS. These long-term capital gains will be subject to differing tax rates depending on the holding period of the underlying investments. Before they are distributed, both net investment income and net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)


                   Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class.

                                                                             35p
 Distributions and taxes

                   Distributions and taxes

                   REINVESTMENTS

                   Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

                   -you request the Fund in writing or by phone to pay distributions to you in cash, or


                   -you direct the Fund to invest your distributions in the same class of another publicly available IDS fund for which you have previously opened an account.


                   The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

                   If you choose cash distributions, you will receive only those declared after your request has been processed.


                   If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment, no interest will accrue on amounts represented by uncashed distribution or redemption checks.


                   TAXES

                   The Fund has received a Private Letter Ruling from the Internal Revenue Service stating that, for purposes of the Internal Revenue Code, the Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.

                   Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

                   Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

 36p

                   Buying a dividend creates a tax liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.


                   Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year). Long-term capital gains will be taxed at rates that vary depending upon the holding period. Long-term capital gains are divided into two holding periods: 1) shares held more than one year but not more than 18 months and 2) shares held more than 18 months.



                   YOUR TAXPAYER IDENTIFICATION NUMBER (TIN) IS IMPORTANT. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.



                   If you do not provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


                  -a $50 penalty for each failure to supply your correct TIN

                  -a civil penalty of $500 if you make a false statement that results in no backup withholding

                  -criminal penalties for falsifying information

                   You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

                                                                             37p

                    Distributions and taxes

                    HOW TO DETERMINE THE CORRECT TIN

                                                   USE THE SOCIAL SECURITY OR
                    FOR THIS TYPE OF ACCOUNT:      EMPLOYER IDENTIFICATION NUMBER OF:
                    -----------------------------------------------------------------
                    Individual or joint account    The individual or individuals
                                                   listed on the account
                    -----------------------------------------------------------------
                    Custodian account of a minor   The minor
                    (Uniform Gifts/Transfers
                    to Minors Act)
                    -----------------------------------------------------------------
                    A living trust                 The grantor-trustee
                                                   (the person who puts the money
                                                   into the trust)
                    -----------------------------------------------------------------
                    An irrevocable trust,          The legal entity
                    pension trust or estate        (not the personal representative
                                                   or trustee, unless no legal entity
                                                   is designated in the account
                                                   title)
                    -----------------------------------------------------------------
                    Sole proprietorship            The owner
                    -----------------------------------------------------------------
                    Partnership                    The partnership
                    -----------------------------------------------------------------
                    Corporate                      The corporation
                    -----------------------------------------------------------------
                    Association, club or           The organization
                    tax-exempt organization
                    -----------------------------------------------------------------


                   For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form W-9, "Request for Taxpayer Identification Number and Certification."



                   IMPORTANT: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax adviser about your personal situation.


 38p

                   How the Fund and Portfolio are organized

                   SHARES

                   IDS Investment Series, Inc. currently is composed of two funds, each issuing its own series of capital stock: IDS Diversified Equity Income Fund and IDS Mutual. Each fund is owned by its shareholders. Each fund issues shares in three classes -- Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of a fund. Par value is one cent per share. Both full and fractional shares can be issued.

                   The shares of each fund making up IDS Investment Series, Inc. represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

                   IDS Mutual no longer issues stock certificates.

                   VOTING RIGHTS

                   As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

                   SHAREHOLDER MEETINGS

                   The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

                                                                             39p

                   How the Fund and Portfolio are organized

                   SPECIAL CONSIDERATIONS REGARDING
                   MASTER/FEEDER STRUCTURE

                   The Fund pursues its goal by investing its assets in a master fund called the Portfolio. This means that the Fund does not invest directly in securities; rather the Portfolio invests in and manages its portfolio of securities. The Portfolio is a separate investment company but it has the same goal and investment policies as the Fund. The goal and investment policies of the Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.


                   BOARD CONSIDERATIONS: The board considered the advantages and disadvantages of investing the Fund's assets in the Portfolio. The board believes that the master/feeder structure can be in the best interest of the Fund and its shareholders since it offers the opportunity for economies of scale. The Fund may redeem all of its assets from the Portfolio at any time. Should the board determine that it is in the best interest of the Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. The Fund would terminate its investment if the Portfolio changed its goal, investment policies or restrictions without the same change being approved by the Fund.


                   OTHER FEEDERS: The Portfolio sells securities to other affiliated mutual funds and may sell securities to nonaffiliated investment companies and institutional accounts (known as feeders). These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund. Information about other feeders may be obtained by calling American Express Financial Advisors at 1-800-AXP-SERV.

 40p

                   Each feeder that invests in the Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in the Portfolio, the Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.


                   SHAREHOLDER MEETINGS: Whenever the Portfolio proposes to change a fundamental investment policy or to take any other action requiring approval of its security holders, the Fund will hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.


                   BOARD MEMBERS AND OFFICERS


                   Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. Board members and officers serve 47 IDS and IDS Life funds and 15 Master Trust portfolios, except for William
                   H. Dudley, who does not serve the nine IDS Life funds. The board members also serve as members of the board of the Trust which manages the investments of the Portfolio and other accounts. Should any conflict of interest arise between the interests of the shareholders of the Fund and those of the other accounts, the board will follow written procedures to address the conflict.


                                                                             41p

                   How the Fund and Portfolio are organized


                             INDEPENDENT BOARD MEMBERS AND OFFICERS

Chairman of the board        WILLIAM R. PEARCE*
                             Chairman of the board, Board Services
                             Corporation (provides administrative
                             services to boards including the boards of
                             the IDS and IDS Life funds and Master Trust
                             portfolios).

                             H. BREWSTER ATWATER JR.
                             Former chairman and chief executive officer, General Mills, Inc.

                             LYNNE V. CHENEY
                             Distinguished fellow, American Enterprise
                             Institute for Public Policy Research.

                             HEINZ F. HUTTER
                             Former president and chief operating
                             officer, Cargill, Inc.

                             ANNE P. JONES
                             Attorney and telecommunications consultant.

                             ALAN K. SIMPSON
                             Former United States senator for Wyoming.

                             EDSON W. SPENCER
                             Former chairman and chief executive officer, Honeywell, Inc.

                             WHEELOCK WHITNEY
                             Chairman, Whitney Management Company.

                             C. ANGUS WURTELE
                             Chairman of the board, The Valspar
                             Corporation.

                             OFFICER

Vice president,              LESLIE L. OGG*
general counsel              President, treasurer and corporate secretary
and secretary                of Board Services Corporation.

                             BOARD MEMBERS AND OFFICERS ASSOCIATED WITH AEFC

President                    JOHN R. THOMAS*
                             Senior vice president, AEFC.

                             WILLIAM H. DUDLEY*
                             Senior advisor to the chief executive
                             officer, AEFC.

                             DAVID R. HUBERS*
                             President and chief executive officer, AEFC.

                             OFFICERS ASSOCIATED WITH AEFC

Vice president               PETER J. ANDERSON*
                             Senior vice president.

-------------------------------------------------------------------------
Treasurer                    MELINDA S. URION*
                             Senior vice president and chief financial
                             officer, AEFC.


Refer to the SAI for the board members' and officers' biographies.


* Interested persons as defined by the Investment Company Act of 1940.


 42p

                   INVESTMENT MANAGER


                   The Portfolio pays AEFC for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Portfolio, as follows:


                                ASSETS                   ANNUAL RATE
                              (BILLIONS)             AT EACH ASSET LEVEL
                     First $1.0                             0.530%
                     Next  1.0                              0.505
                     Next  1.0                              0.480
                     Next  3.0                              0.455
                     Over  6.0                              0.430

                   This fee may be increased or decreased by a performance adjustment based on a comparison of performance of Class A shares of the Fund to the Lipper Balanced Fund Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets on an annual basis.


                   For the fiscal year ended Sept. 30, 1997, the Portfolio paid AEFC a total investment management fee of 0.49% of its average daily net assets. Under the Agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.


                   ADMINISTRATOR AND TRANSFER AGENT

                   The Fund pays AEFC for shareholder accounting and transfer agent services under two agreements. The first agreement, the Administrative Services Agreement, has a declining annual rate beginning at 0.04% and decreasing to 0.02% as assets increase.

                   The second agreement, the Transfer Agency Agreement, has an annual fee per shareholder account as follows:

                   -Class A $15

                   -Class B $16

                   -Class Y $15

                                                                             43p

How the Fund and Portfolio are organized

                   DISTRIBUTOR


                   The Fund has an exclusive distribution agreement with American Express Financial Advisors, a wholly owned subsidiary of AEFC. Financial advisors representing AEFA provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.



                   Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 fee) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.


                   Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.


                   Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B shares and 0.10% for Class Y shares.



                   Total expenses paid by the Fund's Class A shares for the fiscal year ended Sept. 30, 1997, were 0.83% of its average daily net assets. Expenses for Class B and Class Y were 1.59% and 0.70%, respectively.


 44p
 How the Fund and Portfolio are organized

                   About American Express Financial Corporation

                   GENERAL INFORMATION

                   The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


                   Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on Sept. 30, 1997 were more than $171 billion.



                   AEFA serves individuals and businesses through its nationwide network of more than 175 offices and more than 8,500 advisors.


                   Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.


                   AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Portfolio may pay brokerage commissions to broker-dealer affiliates of AEFC.


                                                                             45p

                   Appendix

                   DESCRIPTIONS OF DERIVATIVE INSTRUMENTS

                   What follows are brief descriptions of derivative instruments the Portfolio may use. At various times the Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goal and policies. For more information on these instruments, see the SAI.


                   OPTIONS AND FUTURES CONTRACTS -- An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Portfolio's investments against price fluctuations or to increase market exposure.



                   ASSET-BACKED AND MORTGAGE-BACKED SECURITIES -- Asset-backed securities include interests in pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases on various types of real and personal property, receivables from revolving credit (credit card) agreements or other categories of receivables. Mortgage-backed securities include collateralized mortgage obligations and stripped mortgage-backed securities. Interest and principal payments depend on payment of the underlying loans or mortgages. The value of these securities may also be affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The non-mortgage related asset-backed securities do not have the benefit of a security interest in the related collateral. Stripped mortgage-backed securities include interest only (IO) and principal only (PO) securities. Cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments on the underlying mortgage loans or mortgage-backed securities.


 46p

                   INDEXED SECURITIES -- The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.



                   INVERSE FLOATERS -- Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.



                   STRUCTURED PRODUCTS -- Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.


                                                                             47p

IDS MUTUAL
IDS Tower 10
Minneapolis, MN 55440-0010

Distributed by
American Express
Financial Advisors Inc.


PRINTED WITH SOY INK LOGO                                       S-6326 M (11/97)

IDS DIVERSIFIED EQUITY INCOME FUND

PROSPECTUS

NOV. 28, 1997



The primary goal of IDS Diversified Equity Income Fund, a part of IDS Investment Series, Inc., is to provide a high level of income. Its secondary goal is to provide capital growth.


The Fund seeks to achieve its goals by investing all of its assets in Equity Income Portfolio of Growth and Income Trust. The Portfolio is managed by American Express Financial Corporation and has the same goals as the Fund. This arrangement is commonly known as a master/feeder structure.


This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.

Additional facts about the Fund are in a Statement of Additional Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated by reference. For a free copy, contact American Express Shareholder Service.

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PLEASE NOTE THAT THE FUND:



             -    IS NOT A BANK DEPOSIT
             -    IS NOT FEDERALLY INSURED
             -    IS NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY
             -    IS NOT GUARANTEED TO ACHIEVE ITS GOALS


American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534

800-862-7919
TTY:  800-846-4852
Web site address: http://www.americanexpress.com/advisors

TABLE OF CONTENTS

THE FUND IN BRIEF
     Goals
     Investment policies and risks
     Structure of the Fund
     Manager and distributor
     Portfolio manager
     Alternative purchase arrangements

SALES CHARGE AND FUND EXPENSES

PERFORMANCE
     Financial highlights
     Total returns

INVESTMENT POLICIES AND RISKS
     Facts about investments and their risks
     Valuing Fund shares

HOW TO PURCHASE, EXCHANGE OR REDEEM SHARES
     Alternative purchase arrangements
     How to purchase shares
     How to exchange shares
     How to redeem shares
     Reductions and waivers of the sales charge

SPECIAL SHAREHOLDER SERVICES
     Services
     Quick telephone reference

DISTRIBUTIONS AND TAXES
     Dividend and capital gain distributions
     Reinvestments
     Taxes
     How to determine the correct TIN

HOW THE FUND AND PORTFOLIO ARE ORGANIZED
     Shares
     Voting rights
     Shareholder meetings
     Special considerations regarding master/feeder structure
     Board members and officers
     Investment manager
     Administrator and transfer agent
     Distributor

ABOUT AMERICAN EXPRESS FINANCIAL CORPORATION
     General information

APPENDICES

     Description of corporate bond ratings
     Descriptions of derivative instruments

THE FUND IN BRIEF

GOALS


IDS Diversified Equity Income Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital. It does so by investing all of its assets in Equity Income Portfolio (the Portfolio) of Growth and Income Trust (the Trust) rather than by directly investing in and managing its own portfolio of securities. Both the Fund and the Portfolio are diversified investment companies that have the same goals. Because any investment involves risk, achieving these goals cannot be guaranteed. The goals can be changed only by holders of a majority of outstanding securities.


The Fund may withdraw its assets from the Portfolio at any time if the board determines that it is in the best interests of the Fund to do so. In that event, the Fund would consider what action should be taken, including whether to retain an investment advisor to manage the Fund's assets directly or to reinvest all of the Fund's assets in another pooled investment entity.

INVESTMENT POLICIES AND RISKS


Both the Fund and the Portfolio have the same investment policies. Accordingly, the Portfolio invests primarily in dividend-paying stocks. The Portfolio also invests in other common stocks, foreign securities, convertible securities, debt securities, derivative instruments and money market instruments. Some of the Portfolio's investments may be considered speculative and involve additional investment risks. For further information, refer to the later section in the prospectus titled "Investment policies and risks."


STRUCTURE OF THE FUND


This Fund uses what is commonly known as a master/feeder structure. This means that the Fund (the feeder fund) invests all of its assets in the Portfolio (the master fund). The Portfolio invests in and manages the securities and has the same goal and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure." Here is an illustration of the structure:

                                 Investors buy
                               shares in the Fund

                                The Fund invests
                                in the Portfolio

                             The Portfolio invests
                              in securities, such
                               as stocks or bonds

MANAGER AND DISTRIBUTOR


The Portfolio is managed by American Express Financial Corporation (AEFC), a provider of financial services since 1894. AEFC currently manages more than $70 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc. (AEFA), a wholly-owned subsidiary of AEFC.


PORTFOLIO MANAGER


Kurt Winters joined AEFC in 1987 and serves as senior portfolio manager. He has managed the assets of the Portfolio since December 1997. Kurt is responsible for overall investment management, including the determination of the sectors in which the fund will invest. A team of research professionals makes investment decisions within those sectors. From 1992, to 1995, he managed IDS Life Series Fund, Managed Portfolio. He was appointed to manage IDS Discovery Fund in 1995. He also manages IDS Equity Value Fund, IDS Progressive Fund and Balanced Portfolio.


ALTERNATIVE PURCHASE ARRANGEMENTS

The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

SALES CHARGE AND FUND EXPENSES

Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares and include expenses charged by both the Fund and the Portfolio. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

SHAREHOLDER TRANSACTION EXPENSES


                                       CLASS A  CLASS B  CLASS Y
Maximum sales charge on purchases*
(as a percentage of offering price)      5%       0%       0%
Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)   0%       5%       0%


ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
(as a percentage of average daily net assets):


                                       CLASS A  CLASS B  CLASS Y
Management fee**                       0.50%    0.50%    0.50%
12b-1 fee                              0.00%    0.75%    0.00%
Other expenses***                      0.38%    0.40%    0.31%
Total****                              0.88%    1.65%    0.81%


*This charge may be reduced depending on your total investments in IDS funds. See "Reductions of the sales charge."
**The management fee is paid by the Trust on behalf of the Portfolio.
***Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Class Y expenses have been restated to reflect the 0.10% shareholder services fee effective May 9, 1997.
****The Fund changed to a master/feeder structure on May 13, 1996. The board considered whether the aggregate expenses of the Fund and the Portfolio would be more or less than if the Fund invested directly in the type of securities being held by the Portfolio. AEFC agreed to pay the small additional costs required to use a master/feeder structure to manage the investment portfolio during the first year of its operation and half of such costs in the second year. These additional costs may be more than offset in subsequent years if the assets being managed increase.


EXAMPLE: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:



              1 YEAR      3 YEARS      5 YEARS      10 YEARS
Class A          $59          $77          $96          $153
Class B          $67          $92         $110          $175**
Class B*         $17          $52          $90          $175**
Class Y           $8          $26          $45          $101


*Assuming Class B shares are not redeemed at the end of the period.
**Based on conversion of Class B shares to Class A shares after eight years.

THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

PERFORMANCE

FINANCIAL HIGHLIGHTS

The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Finacial highlights

Performance

IDS Diversified Equity Income, Inc.

Fiscal period ended Sept. 30,
Per share income and capital changesa


                                                      Class A
                                   1997    1996     1995    1994     1993    1992     1991b

Net asset value,                  $8.96   $7.89    $7.66   $7.73    $6.48   $5.98    $5.00
beginning of period

                    Income from investment operations:

Net investment income (loss)        .34     .27      .30     .27      .28     .31      .30

Net gains (losses)                 2.04    1.06      .53     .20     1.31     .58      .98
(both realized
and unrealized)

Total from investment              2.38    1.33      .83     .47     1.59     .89     1.28
operations

                    Less distributions:

Dividends from net                 (.33)   (.26)    (.29)   (.27)    (.28)   (.30)    (.30)
investment income

Distributions from                 (.62)     --     (.31)   (.27)    (.06)   (.09)      --
realized gains

Total distributions                (.95)   (.26)    (.60)   (.54)    (.34)   (.39)    (.30)

Net asset value,                $ 10.39   $8.96    $7.89   $7.66    $7.73   $6.48    $5.98
end of period

                    Ratios/supplemental data

                                                        Class A

                                   1997    1996     1995    1994     1993    1992     1991b

Net assets, end of              $ 1,789  $1,292   $1,091    $936     $487    $162      $23
period (in millions)

Ratio of expenses to               .88%    .93%     .94%    .88%     .96%   1.08%d    .90%e
average daily net assets c

Ratio of net income (loss)        3.62%   3.18%    3.95%   3.75%    3.94%   4.79%d   5.97%e
to average daily net assets

Portfolio turnover rate             81%     84%      98%     95%      73%     34%      74%
(excluding short-term
securities)


Total return f                    28.1%   17.0%    11.8%    6.3%    25.0%   15.4%    25.9%

Average brokerage                $.0482  $.0345      --      --       --      --       --
commission rateg


a  For a share outstanding throughout the period.  Rounded to the nearest cent.

b  Inception date. Period from Oct. 15, 1990 to Sept. 30, 1991.

c Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

d During the period from Oct 1, 1991, to Feb. 19, 1992, AEFC reimbursed the Fund for expenses in excess of 0.9% of its average daily net assets, on an annual basis. Had AEFC not done so, the ratios of expenses and net investment income would have been 1.13% and 4.74%, respectively.

e For the period ended Sept. 30, 1991, AEFC reimbursed the Fund for expenses in excess of 0.9% of its average daily net assets, on an annual basis. Had AEFC not done so, the ratios of expenses and net investment income would have been 1.34% and 5.53%, respectively.

f  Total return does not reflect payment of a sales charge.

g Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

IDS Diversified Equity Income, Inc.


Fiscal period ended Sept. 30,
Per share income and capital changesa

                                 Class B                           Class Y
                           1997    1996     1995b            1997    1996     1995b

Net asset value,          $8.96   $7.89    $7.13            $8.96   $7.89    $7.13
beginning of period

                    Income from investment operations:
Net investment
income (loss)               .27     .20      .19              .35     .28      .22

Net gains (losses)         2.04    1.06      .74             2.05    1.06      .74
(both realized
and unrealized)

Total from investment      2.31    1.26      .93             2.40    1.34      .96
operations

                    Less distributions:
Dividends from net         (.26)   (.19)    (.17)            (.34)   (.27)    (.20)
investment income

Distributions from         (.62)     --       --             (.62)     --       --
realized gains

Total distributions        (.88)   (.19)    (.17)            (.96)   (.27)    (.20)


Net asset value,         $10.39   $8.96    $7.89           $10.40   $8.96    $7.89
end of period

                    Ratios/supplemental data
                                  Class B                           Class Y
                           1997    1996     1995b            1997    1996     1995b
Net assets, end of         $350    $125      $32              $79     $37      $26
period (in millions)

Ratio of expenses to      1.65%   1.69%    1.77%c            .76%    .76%     .80%c
average daily net assets d

Ratio of net income
(loss) to average daily
net assets                2.97%   2.56%    3.00%c           3.85%   3.38%    3.95%c

Portfolio turnover rate     81%     84%      98%              81%     84%      98%
(excluding short-term
securities)

Total returne             27.2%   16.2%    13.1%            28.3%   17.3%    13.6%

Average brokerage        $.0482  $.0345      --            $.0482  $.0345      --
commission rate f



a  For a share outstanding throughout the period. Rounded to the nearest cent.

b  Inception date was March 20, 1995.

c  Adjusted to an annual basis.

d Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

e  Total return does not reflect payment of a sales charge.

f Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

The information in these tables has been audited by KPMG Peat Marwick  LLP,
independent auditors.   The independent auditors' report and additional
information about the performance of the Fund ar contained in the Fund's annual report which, if not included with the prospectus, may be obtained without charge.

TOTAL RETURNS

TOTAL RETURN is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

AVERAGE ANNUAL TOTAL RETURN is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.


AVERAGE ANNUAL TOTAL RETURNS as of Sept. 30, 1997




PURCHASE              1 YEAR   SINCE INCEPTION  5 YEARS  SINCE INCEPTION
MADE                  AGO      (B&Y)            AGO      (A)
------------------------------------------------------------------------
Diversified
Equity Income:
Class A               +21.71%      --%          +16.18%  +17.50%*
Class B               +23.16%  +21.38%#             --%      --%
Class Y               +28.29%  +23.64%#             --%      --%
S&P 500               +40.43%  +31.28%##        +20.73%  +21.03%**
Lipper Equity
Income Fund Index     +33.71%  +25.30%##        +17.67%  +18.52%**


*Inception date was Oct. 15, 1990.
**Measurement period started Nov. 1, 1990.

#Inception date was March 20, 1995.
##Measurement period started April 1, 1995.

CUMULATIVE TOTAL RETURNS as of Sept. 30, 1997




PURCHASE              1 YEAR   SINCE INCEPTION  5 YEARS   SINCE INCEPTION
MADE                  AGO      (B&Y)            AGO       (A)
-------------------------------------------------------------------------
Diversified
Equity Income:
Class A               +21.71%      --%          +111.72%  +207.57%*
Class B               +23.16%  +63.39%#              --%       --%
Class Y               +28.29%  +71.23%#              --%       --%
S&P 500               +40.43%  +99.51%##        +156.52%  +275.17%**
Lipper Equity
Income Fund Index     +33.71%  +77.01%##        +125.64%  +224.35%**


*Inception date was Oct. 15, 1990.
**Measurement period started Nov. 1, 1990.
#Inception date was March 20, 1995.
##Measurement period started April 1, 1995.


These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of popular indexes for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges although not for other differences in expenses.



For purposes of calculation, information about the Fund assumes:
-      a sales charge of 5% for Class A shares
- redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares
-      no sales charge for Class Y shares
- no adjustments for taxes an investor may have paid on the reinvested income and capital gains
- a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.



Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Equity Income Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

INVESTMENT POLICIES AND RISKS

The policies described below apply both to the Fund and the Portfolio. Under normal market conditions, the Portfolio will invest at least 65% of its net assets in dividend-paying common and preferred stocks. Often these stocks are issued by established companies in the utilities, financial, consumer and energy sectors of the economy. In selecting stocks, the investment manager will look at factors such as the current dividend, the present price of the security, the ability of the company to maintain and increase the dividend, and the likelihood the company will continue to grow.

The other assets of the Portfolio will be invested in other common stocks, foreign securities, convertible securities, debt securities, derivative instruments and money market instruments.


The various types of investments the investment manager uses to achieve investment performance are described in more detail in the next section and in the SAI.


FACTS ABOUT INVESTMENTS AND THEIR RISKS

COMMON STOCKS: Stock prices are subject to market fluctuations. Stocks of larger, established companies that pay dividends may be less volatile than the stock market as a whole.

PREFERRED STOCKS: If a company earns a profit, it generally must pay its preferred stockholders a dividend at a pre-established rate.

CONVERTIBLE SECURITIES: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, convertible securities trade more like common stock.

DEBT SECURITIES: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded.

The price of bonds below investment grade may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default and sometimes are referred to as junk bonds. Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds, the Portfolio relies both on independent rating agencies and on the investment manager's credit analysis. Securities that are subsequently downgraded in quality may continue to be held by the Portfolio and will be sold only when the investment manager believes it is advantageous to do so. No more than 20% of the Portfolio's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.


                   BOND RATINGS AND HOLDINGS FOR FISCAL 1997



                                                           PERCENT OF NET
                  S&P RATING         PROTECTION OF         ASSETS IN UNRATED
PERCENT OF        (OR MOODY'S        PRINCIPAL AND         SECURITIES ASSESSED
NET ASSETS        EQUIVALENT)        INTEREST              BY AEFC
   7.45%          AAA                Highest quality               %
   0.48           AA                 High quality
   3.16           A                  Upper medium grade
   2.07           BBB                Medium grade
   0.20           BB                 Moderately
                                     speculative
   --             B                  Speculative
   --             CCC                Highly speculative
   --             CC                 Poor quality
   --             C                  Lowest quality
   --             D                  In default
   6.95           Unrated            Unrated securities


(See the Appendix to this prospectus describing corporate bond ratings for further information.)


DEBT SECURITIES SOLD AT A DEEP DISCOUNT: Some bonds are sold at deep discounts because they do not pay interest until maturity. They include zero coupon bonds and PIK (pay-in-kind) bonds. Because such securities do not pay current cash income, the market value of these securities may be subject to greater volatility than other debt securities. To comply with tax laws, the Portfolio has to recognize a computed amount of interest income and pay dividends to shareholders even though no cash has been received. In some instances, the Portfolio may have to sell securities to have sufficient cash to pay the dividends.


FOREIGN INVESTMENTS: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. Foreign investments are subject to political and economic risks of the countries in which the investments are made, including the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. If an investment is made in a foreign market, the local currency may be purchased using a forward contract in which the price of the foreign currency in U.S. dollars is established on the date the trade is made, but delivery of the currency is not made until the securities are received. As long as the Portfolio holds foreign currencies or securities valued in foreign currencies, the value of those assets will be affected by changes in the value of the currencies relative to the U.S. dollar. Because of the limited trading volume in some foreign markets, efforts to buy or sell a security may change the price of the security, and it may be difficult to complete the transaction. The Portfolio may invest up to 25% of its total assets in foreign investments.


DERIVATIVE INSTRUMENTS: The investment manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the investment manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Portfolio will designate cash or appropriate liquid assets to cover its portfolio obligations. No more than 5% of the Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Portfolio's assets at risk to 5%. The Portfolio is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.



SECURITIES AND OTHER INSTRUMENTS THAT ARE ILLIQUID: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The investment manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Portfolio's net assets will be held in securities and other instruments that are illiquid.

MONEY MARKET INSTRUMENTS: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of the Portfolio's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

The investment policies described above may be changed by the boards.

LENDING PORTFOLIO SECURITIES: The Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Portfolio's net assets.

VALUING FUND SHARES

The PUBLIC OFFERING PRICE is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open).

To establish the net assets, all securities held by the Portfolio are valued as of the close of each business day. In valuing assets:


- Securities and assets with available market values are valued on that basis



-    Securities maturing in 60 days or less are valued at amortized cost



- Assets without readily available market values are valued according to methods selected in good faith by the board



HOW TO PURCHASE, EXCHANGE OR REDEEM SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS

The Fund offers three different classes of shares - Class A, Class B and Class
Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses.

These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.



         SALES CHARGE AND
         DISTRIBUTION
         (12B-1) FEE           SERVICE FEE          OTHER INFORMATION
         -----------           -----------          -----------------
CLASS A  Maximum initial       0.175% of average    Initial sales charge waived
         sales charge of 5%;   daily net assets     or reduced for certain
         no 12b-1 fee                               purchases

CLASS B  No initial sales      0.175% of average    Shares convert to
         charge; maximum       daily net assets     Class A in the
         CDSC of 5% declines                        ninth year of
         to 0% after six                            ownership; CDSC
         years; 12b-1 fee of                        waived in certain
         0.75% of average                           circumstances
         daily net assets

CLASS Y  None                  0.10% of average     Available only to
                               daily net assets     certain qualifying
                                                    institutional
                                                    investors



CONVERSION OF CLASS B SHARES TO CLASS A SHARES - During the ninth calendar year of owning your Class B shares, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. Class B shares that convert to Class A shares are not subject to a sales charge. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares. This means more of your money will be put to work for you.


CONSIDERATIONS IN DETERMINING WHETHER TO PURCHASE CLASS A OR CLASS B SHARES - You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in "Ongoing expenses") and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

                    SALES CHARGES ON PURCHASE OR REDEMPTION


IF YOU PURCHASE CLASS A SHARES  IF YOU PURCHASE CLASS B SHARES

- You will not have all of      - All of your money is
your purchase price invested.   invested in shares of stock.
Part of your purchase price     However, you will pay a sales
will go to pay the sales        charge if you redeem your
charge. You will not pay a      shares within six years of
sales charge when you redeem    purchase.
your shares.

- You will be able to take      - No reductions of the sales
advantage of reductions in      charge are available for
the sales charge.               large purchases.

If your investments in IDS funds that are subject to a sales charge total $250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

                                ONGOING EXPENSES


IF YOU PURCHASE CLASS A SHARES  IF YOU PURCHASE CLASS B SHARES


-  Your shares will have a      - The distribution and
lower expense ratio than         transfer agency fees for
Class B shares because Class    Class B will cause your
A does not pay a distribution   shares to have a higher
fee and the transfer agency     expense ratio and to pay
fee for Class A is lower than   lower dividends than Class A
the fee for Class B. As a       shares. In the ninth year of
result, Class A shares will     ownership, Class B shares
pay higher dividends than       will convert to Class A
Class B shares.                 shares and you will no longer
                                be subject to higher fees.


You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.


CLASS Y SHARES - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:



-    Qualified employee benefit plans* if the plan:
     - uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has
        -  at least $10 million in plan assets or
        -  500 or more participants; or
     -  does not use daily transfer recordkeeping and has
        -  at least $3 million invested in funds of the IDS MUTUAL FUND GROUP or
        -  500 or more participants.

- Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

- Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.


HOW TO PURCHASE SHARES


If you are investing in this Fund for the first time, you will need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.



IMPORTANT: When opening an account, you must provide your correct Taxpayer Identification Number (Social Security or Employer Identification number). See "Distributions and taxes."


When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

PURCHASE POLICIES:


- Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

-    The minimums allowed for investment may change from time to time.

- Wire orders can be accepted only on days when your bank, AEFC, the Fund and Norwest Bank Minneapolis are open for business.

- Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

- AEFC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

-    You must pay any fee the bank charges for wiring.

-    The Fund reserves the right to reject any application for any reason.

- If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                              THREE WAYS TO INVEST


1
BY REGULAR ACCOUNT              Send your check and application (or your name and            MINIMUM AMOUNTS
                                account number if you have an established account)           Initial investment:        $2,000
                                to:                                                          Additional
                                American Express Financial Advisors Inc.                     investments:               $  100
                                P.O. Box 74                                                  Account balances:          $  300*
                                Minneapolis, MN 55440-0074                                   Qualified retirement
                                Your financial advisor will help you with this process.      accounts:               none
2
BY SCHEDULED INVESTMENT         Contact your financial advisor to set up one of the          MINIMUM AMOUNTS
PLAN                            following scheduled plans:                                   Initial investment:        $   100
                                                                                             Additional
                                - automatic payroll deduction                                investments:               $   100/
                                                                                                                     each payment
                                - bank authorization                                         Account balances:       none
                                                                                             (on active plans of
                                - direct deposit of Social Security check                    monthly payments)

                                - other plan approved by the Fund                            If account balance is below
                                                                                             $2,000, frequency of
                                                                                             payments must be at least
                                                                                             monthly.
3
BY WIRE                         If you have an established account, you may wire money       If this information is not included,
                                to:                                                          the order may be rejected and all
                                Norwest Bank Minneapolis                                     money received by the Fund, less
                                Routing No. 091000019                                        any costs the Fund or AEFC incurs,
                                Minneapolis, MN                                              will be returned promptly.
                                Attn: Domestic Wire Dept.
                                                                                             MINIMUM AMOUNTS
                                Give these instructions:                                     Each wire investment: $1,000
                                Credit IDS Account #00-30-015 for personal account #
                                (your account number) for (your name).


*If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be redeemed and the proceeds mailed to you.


HOW TO EXCHANGE SHARES


You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information on any other fund, including fees and expenses, read that fund's prospectus carefully.


If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.

For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot use the sales charge imposed on the purchase of Class A shares to create or increase a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.


HOW TO REDEEM SHARES

You can redeem your shares at any time. American Express Shareholder Service will mail payment within seven days after receiving your request.

When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.


A redemption is a taxable transaction. If the proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.


            TWO WAYS TO REQUEST AN EXCHANGE OR REDEMPTION OF SHARES


1
BY LETTER          Include in your letter:
                   - the name of the fund (s)
                   - the class of shares to be exchanged or redeemed
                   - your account number(s) (for exchanges, both funds must be registered in the same ownership)
                   - your Taxpayer Identification Number (TIN)
                   - the dollar amount or number of shares you want to exchange or redeem
                   - signature of all registered account owners
                   - for redemptions, indicate how you want your money delivered to you
                   - any paper certificates of shares you hold
                   REGULAR MAIL:
                        American Express Shareholder Service
                        Attn: Redemptions
                        P.O. Box 534
                        Minneapolis, MN 55440-0534
                   EXPRESS MAIL:
                        American Express Shareholder Service
                        Attn: Redemptions
                        733 Marquette Ave.
                        Minneapolis, MN 55402

2
BY PHONE
American Express Financial Advisors         - The Fund and AEFC will honor any telephone exchange or
Telephone Transaction Service:                redemption request believed to be authentic and will use
800-437-3133 or                               reasonable procedures to confirm that they are. This includes
612-671-3800                                  asking identifying questions and tape recording calls. If
                                              reasonable procedures are not followed, the Fund or AEFC will be liable for any loss resulting from fraudulent requests.
                                            - Phone exchange and redemption privileges automatically
                                              apply to all accounts except custodial, corporate or
                                              qualified retirement accounts unless you request these
                                              privileges NOT apply by writing American Express Shareholder
                                              Service. Each registered owner must sign the request.
                                            - AEFC answers phone requests promptly, but you may
                                              experience delays when call volume is high. If you are unable to get through, use mail procedure as an alternative.
                                            - Acting on your instructions, your financial advisor may
                                              conduct telephone transactions on your behalf.
                                            - Phone privileges may be modified or discontinued at any
                                              time.

                                            MINIMUM AMOUNT
                                            Redemption: $100

                                            MAXIMUM AMOUNT
                                            Redemption: $50,000


EXCHANGE POLICIES:

- YOU MAY MAKE UP TO THREE EXCHANGES WITHIN ANY 30-DAY PERIOD, WITH EACH LIMITED TO $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.


- Exchanges must be made into the same class of shares of the new fund.


- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.


-    Once we receive your exchange request, you cannot cancel it.


- Shares of the new fund may not be used on the same day for another exchange.


- If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

- AEFC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

REDEMPTION POLICIES:

- A "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed. If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

- A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

IMPORTANT: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AEFC that your check has cleared.)

              THREE WAYS TO RECEIVE PAYMENT WHEN YOU REDEEM SHARES



1                        -   Mailed to the address on record
BY REGULAR OR            -   Payable to names listed on the account
EXPRESS MAIL                 NOTE: You will be charged a fee if you request express mail delivery.

2                        -   Minimum wire redemption: $1,000
BY WIRE                  -   Request that money be wired to your bank
                         -   Bank account must be in the same ownership as the IDS fund account
                             NOTE: Pre-authorization required. For instructions, contact your financial advisor or American Express Shareholder Service.

3                        -   Minimum payment: $50
                         -   Contact your financial advisor or American Express Shareholder
BY SCHEDULED                 Service to set up regular payments to you on a monthly, bimonthly,
PAYOUT PLAN                  quarterly, semiannual or annual basis
                         -   Purchasing new shares while under a payout plan may be
                             disadvantageous because of the sales charges

REDUCTIONS AND WAIVERS OF THE SALES CHARGE
CLASS A - INITIAL SALES CHARGE ALTERNATIVE

On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:


TOTAL INVESTMENT          SALES CHARGE AS A
                          PERCENTAGE OF:*

                          PUBLIC     NET
                          OFFERING   AMOUNT
                          PRICE      INVESTED
                          ---------  ---------
Up to $50,000             5.0%       5.26%
Next $50,000              4.5        4.71
Next $400,000             3.8        3.95
Next $500,000             2.0        2.04
$1,000,000 or more        0.0        0.00



* To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

REDUCTIONS OF THE SALES CHARGE ON CLASS A SHARES
Your sales charge may be reduced, depending on the totals of:


-    the amount you are investing in this Fund now,

-    the amount of your existing investment in this Fund, if any, and


- the amount you and your primary household group are investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

Other policies that affect your sales charge:

- IDS Tax-Free Money Fund and Class A shares of IDS Cash Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

- IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

- If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent.

For more details, see the SAI.

WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES
Sales charges do not apply to:

- Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

- Current or retired American Express financial advisors, their spouses and unmarried children under 21.


- Investors who have a business relationship with a newly associated financial advisor who joined AEFA from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with AEFA,
(2) the purchase is made with proceeds of a redemption of shares that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds must be the result of a redemption of an equal or greater value where a sales load was previously assessed.


- Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

(Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)


- Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption. The CDSC will be waived only in the circumstances described for waivers for Class B shares.


- Purchases made within 30 days after a redemption of shares (up to the amount redeemed):


  - of a product distributed by AEFA in a qualified plan subject to a deferred sales charge or

  - in a qualified plan where American Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.


- Purchases made with dividend or capital gain distributions from the same class of another fund in the IDS MUTUAL FUND GROUP that has a sales charge.



- Purchases made through or under a "wrap fee" product sponsored by AEFA (total amount of all investments must be $50,000); the University of Texas System ORP; or a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company.



- Purchases made with the proceeds from IDS Life Real Estate Variable Annuity surrenders through December 31, 1997.



* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.


CLASS B - CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:


IF A REDEMPTION IS               THE PERCENTAGE RATE
MADE DURING THE                  FOR THE CDSC IS:

First year                             5%
Second year                            4%
Third year                             4%
Fourth year                            3%
Fifth year                             2%
Sixth year                             1%
Seventh year                           0%


If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less

$10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE
The CDSC on Class B shares will be waived on redemptions of shares:

- In the event of the shareholder's death,
- Purchased by any board member, officer or employee of a fund or AEFC or its subsidiaries,
- Held in a trusteed employee benefit plan,
- Held in IRAs or certain qualified plans for which American Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:
  -    at least 59-1/2 years old, and

  - taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by AEFA, or a custodian-to-custodian transfer to a product not distributed by AEFA, the CDSC will not be waived), or
  - redeeming under an approved substantially equal periodic payment arrangement.




SPECIAL SHAREHOLDER SERVICES


SERVICES

To help you track and evaluate the performance of your investments, AEFC provides these services:

QUARTERLY STATEMENTS listing all of your holdings and transactions during the previous three months.

YEARLY TAX STATEMENTS featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

A PERSONALIZED MUTUAL FUND PROGRESS REPORT detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

QUICK TELEPHONE REFERENCE


AMERICAN EXPRESS FINANCIAL ADVISORS TELEPHONE TRANSACTION SERVICE
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:   800-437-3133
Mpls./St. Paul area:  671-3800



TTY SERVICE
For the hearing impaired
800-846-4852



AMERICAN EXPRESS FINANCIAL ADVISORS EASY ACCESS LINE
Automated account information (TouchToneR phones only), including current Fund prices and performance, account values and recent account transactions 800-862-7919


DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS


The Portfolio allocates investment income from dividends and interest and net realized capital gains or losses, if any, to the Fund. The Fund deducts direct and allocated expenses from the investment income. The Fund's net investment income is distributed to you at the end of each calendar quarter as DIVIDENDS. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized when a security is held for more than one year. The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as CAPITAL GAIN DISTRIBUTIONS. These long-term capital gains will be subject to differing tax rates depending on the holding period of the underlying investments. Before they are distributed, both net investment income and net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)


Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

- you request the Fund in writing or by phone to pay distributions to you in cash, or


- you direct the Fund to invest your distributions in the same class of another publicly available IDS fund for which you have previously opened an account.



The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.


If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment, no interest will accrue on amounts represented by uncashed distribution or redemption checks.


TAXES

The Fund has received a Private Letter Ruling from the Internal Revenue Service stating that, for purposes of the Internal Revenue Code, the Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.

Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.


Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year). Long-term capital gains will be taxed at rates that vary depending upon the holding period. Long-term capital gains are divided into two holding periods: 1) shares held more than one year but not more than 18 months and 2) shares held more than 18 months.


YOUR TAXPAYER IDENTIFICATION NUMBER (TIN) IS IMPORTANT. As with any financial account you open, you must list your current and correct Taxpayer
Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.

If you do not provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


-    a $50 penalty for each failure to supply your correct TIN
- a civil penalty of $500 if you make a false statement that results in no backup withholding
-    criminal penalties for falsifying information


You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

HOW TO DETERMINE THE CORRECT TIN


                                USE THE SOCIAL SECURITY OR
FOR THIS TYPE OF ACCOUNT:       EMPLOYER IDENTIFICATION NUMBER OF:


Individual or joint account     The individual or individuals listed on the
                                account


Custodian account of a          The minor
minor (Uniform
Gifts/Transfers to Minors
Act)

A living trust                  The grantor-trustee
                                (the person who puts the money into the
                                trust)

An irrevocable trust,           The legal entity
pension trust or estate         (not the personal representative or trustee,
                                unless no legal entity is designated in the account title)

Sole proprietorship             The owner

Partnership                     The partnership

Corporate                       The corporation


Association, club or            The organization
tax-exempt organization



For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

IMPORTANT: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

HOW THE FUND AND PORTFOLIO ARE ORGANIZED

SHARES

IDS Investment Series, Inc. currently is composed of two funds, each issuing its own series of capital stock: IDS Diversified Equity Income Fund and IDS Mutual. Each fund is owned by its shareholders. Each fund issues shares in three classes - Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of a fund. Par value is one cent per share. Both full and fractional shares can be issued.

The shares of each fund making up IDS Investment Series, Inc. represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

SHAREHOLDER MEETINGS

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

SPECIAL CONSIDERATIONS REGARDING MASTER/FEEDER STRUCTURE

The Fund pursues its goal by investing its assets in a master fund called the Portfolio. This means that the Fund does not invest directly in securities; rather the Portfolio invests in and manages its portfolio of securities. The Portfolio is a separate investment company, but it has the same goal and investment policies as the Fund. The goal and investment policies of the Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.


BOARD CONSIDERATIONS: The board considered the advantages and disadvantages of investing the Fund's assets in the Portfolio. The board believes that the master/feeder structure can be in the best interest of the Fund and its shareholders since it offers the opportunity for economies of scale. The Fund may redeem all of its assets from the Portfolio at any time. Should the board determine that it is in the best interest of the Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. The Fund would terminate its investment if the Portfolio changed its goal, investment policies or restrictions without the same change being approved by the Fund.


OTHER FEEDERS: The Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund. Information about other feeders may be obtained by calling American Express Financial Advisors at 1-800-AXP-SERV.

Each feeder that invests in the Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in the Portfolio, the Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.

SHAREHOLDER MEETINGS: Whenever the Portfolio proposes to change a fundamental investment policy or to take any other action requiring approval of its security holders, the Fund will hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.

BOARD MEMBERS AND OFFICERS

Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. Board members and officers serve 47 IDS and IDS Life funds and 15 Master Trust portfolios, except for William H. Dudley, who does not serve the nine IDS Life funds. The board members also serve as members of the board of the Trust which manages the investments of the Portfolio and other accounts. Should any conflict of interest arise between the interests of the shareholders of the Fund and those of the other accounts, the board will follow written procedures to address the conflict.


INDEPENDENT BOARD MEMBERS AND OFFICERS



CHAIRMAN OF THE BOARD


WILLIAM R. PEARCE *

Chairman of the board, Board Services Corporation (provides administrative services to boards including the boards of the IDS and IDS Life funds and Master Trust portfolios).



H. BREWSTER ATWATER, JR.
Former chairman and chief executive officer, General Mills, Inc.


LYNNE V. CHENEY
Distinguished fellow, American Enterprise Institute for Public Policy Research.


HEINZ F. HUTTER
Former president and chief operating officer, Cargill, Inc.


ANNE P. JONES
Attorney and telecommunications consultant.


ALAN K. SIMPSON
Former United States senator for Wyoming.


EDSON W. SPENCER
Former chairman and chief executive officer, Honeywell, Inc.

WHEELOCK WHITNEY
Chairman, Whitney Management Company.

C. ANGUS WURTELE
Chairman of the board, The Valspar Corporation.


OFFICER


VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY


LESLIE L. OGG *
President, treasurer and corporate secretary of Board Services Corporation




BOARD MEMBERS AND OFFICERS ASSOCIATED WITH AEFC


PRESIDENT


JOHN R. THOMAS*
Senior Vice President, AEFC.



WILLIAM H. DUDLEY*
Senior advisor to the chief executive officer, AEFC.



DAVID R. HUBERS*
President and chief executive officer, AEFC.


OFFICERS ASSOCIATED WITH AEFC

VICE PRESIDENT


PETER J. ANDERSON*
Senior vice president, AEFC.


TREASURER


MELINDA S. URION*
Senior vice president and chief financial officer, AEFC.



Refer to the SAI for the board members' and officers' biographies.



*Interested persons as defined by the Investment Company Act of 1940.

INVESTMENT MANAGER


The Portfolio pays AEFC for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Portfolio, as follows:



ASSETS              ANNUAL RATE
(BILLIONS)          AT EACH ASSET LEVEL
------------        -------------------

First  $0.50        0.530%
Next    0.50        0.505
Next     1.0        0.480
Next     1.0        0.455
Next     3.0        0.430
Over     6.0        0.400



For the fiscal year ended Sept. 30, 1997, the Portfolio paid AEFC a total investment management fee of 0.50% of its average daily net assets. Under the Agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.


ADMINISTRATOR AND TRANSFER AGENT

The Fund pays AEFC for shareholder accounting and transfer agent services under two agreements. The first agreement, the Administrative Services Agreement, has a declining annual rate beginning at 0.04% and decreasing to 0.02% as assets increase. The second agreement, the Transfer Agency Agreement, has an annual fee per shareholder account as follows:


                      -    Class A  $15
                      -    Class B  $16
                      -    Class Y  $15


DISTRIBUTOR


The Fund has an exclusive distribution agreement with American Express Financial Advisors, a wholly-owned subsidiary of AEFC. Financial advisors representing AEFA provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.



Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 fee) of

0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.

Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.


Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B shares and 0.10% for Class Y shares.



Total expenses paid by the Fund's Class A shares for the fiscal year ended Sept. 30, 1997, were 0.88% of its average daily net assets. Expenses for Class B and Class Y were 1.65% and 0.76%, respectively.



ABOUT AMERICAN EXPRESS FINANCIAL CORPORATION


GENERAL INFORMATION

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on Sept. 30, 1997 were more than $171 billion.



AEFA serves individuals and businesses through its nationwide network of more than 175 offices and more than 8,500 advisors.


Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Portfolio may pay brokerage commissions to broker-dealer affiliates of AEFC.

APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

Bond ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change, which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D. The following is a compilation of the two agencies' rating descriptions. For further information, see the SAI.

AAA/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

AA/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

BAA/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

BA/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of more desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

CAA/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

CA/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

NON-RATED SECURITIES will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Portfolio's objectives and policies. When assessing the risk involved in each non-rated security, the Portfolio will consider the financial condition of the issuer or the protection afforded by the terms of the security.

DEFINITIONS OF ZERO-COUPON AND PAY-IN-KIND SECURITIES

A ZERO-COUPON SECURITY is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

A PAY-IN-KIND SECURITY is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

APPENDIX B

DESCRIPTIONS OF DERIVATIVE INSTRUMENTS

What follows are brief descriptions of derivative instruments the Portfolio may use. At various times the Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goal and policies. For more information on these instruments, see the SAI.

OPTIONS AND FUTURES CONTRACTS - An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Portfolio's investments against price fluctuations or to increase market exposure.

INDEXED SECURITIES - The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

STRUCTURED PRODUCTS - Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

                      STATEMENT OF ADDITIONAL INFORMATION



                                      FOR



                          IDS INVESTMENT SERIES, INC.

                                   IDS MUTUAL


                                 Nov. 28, 1997


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.


This SAI is dated Nov. 28, 1997, and it is to be used with the prospectus dated Nov. 28, 1997, and the Annual Report for the fiscal year ended Sept. 30, 1997.

                               TABLE OF CONTENTS


Goal and Investment Policies................................       See Prospectus
Additional Investment Policies..............................                    3
Security Transactions.......................................                    5
Brokerage Commissions Paid to Brokers Affiliated with
  American Express Financial Corporation....................                    7
Performance Information.....................................                    8
Valuing Fund Shares.........................................                    8
Investing in the Fund.......................................                    9
Redeeming Shares............................................                   12
Pay-out Plans...............................................                   13
Taxes.......................................................                   14
Agreements..................................................                   15
Organizational Information..................................                   17
Board Members and Officers..................................                   18
Compensation for Fund and Portfolio Board Members...........                   20
Independent Auditors........................................                   22
Financial Statements........................................    See Annual Report
Prospectus..................................................                   22
Appendix A: Description of Bond Ratings and Additional
  Information on Investment Policies........................                   23
Appendix B: Foreign Currency Transactions...................                   25
Appendix C: Options and Futures Contracts...................                   28
Appendix D: Mortgage-Backed Securities......................                   32
Appendix E: Dollar-Cost Averaging...........................                   33

                         ADDITIONAL INVESTMENT POLICIES


     IDS Mutual Fund (the Fund) pursues its goals by investing all of its assets in Balanced Portfolio (the Portfolio) of Growth and Income Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The Portfolio has the same investment objectives, policies and restrictions as the Fund.



     Fundamental investment policies adopted by the Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Whenever the Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Fund will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.


     Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.


     These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply to both the Fund and the Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund and the Portfolio will not:


     - Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.


     - Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.


     - Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

     - Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.

     - Purchase more than 10% of the outstanding voting securities of an issuer.

     - Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

     - Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.


     - Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.


     - Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.


     - Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and of AEFC hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and of AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.


     - Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.


     Unless changed by the board, the Fund and Portfolio will not:


     - Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in futures contracts.


     - Invest in a company to control or manage it.


     - Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.


     - Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.


     - Invest more than 10% of its total assets in securities of investment companies.



     - Invest more than 5% of its net assets in warrants.


     - Invest in exploration or development programs, such as oil, gas or mineral leases.


     - Invest more than 10% of the Portfolio's net assets in securities and derivative instruments that are illiquid. For purposes of this policy, illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, nonnegotiable fixed-time deposits and over-the-counter options.



     In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.


     In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

     The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

     The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are shortterm U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.



     The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRS are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRS) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.


     For a description of bond ratings and additional information on investment policies, see Appendix A. For a discussion about foreign currency transactions, see Appendix B. For a discussion on options and futures contracts, see Appendix
C. For a discussion on mortgage-backed securities, see Appendix D.

                             SECURITY TRANSACTIONS


     Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's and Portfolio's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.


     AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. AEFC carefully monitors compliance with its Code of Ethics.


     On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the fund and other funds and trust in the IDS MUTUAL FUND GROUP for which it acts as investment advisor.


     Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.


     When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Portfolio to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Portfolio it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.


     All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.


     Each investment decision made for the Portfolio is made independently from any decision made for another portfolio, fund or other account advised by AEFC or any of its subsidiaries. When the Portfolio buys or sells the same security as another portfolio, fund or account, AEFC carries out the purchase or sale in a way the Portfolio agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Portfolio, the Portfolio hopes to gain an overall advantage in execution. AEFC has assured the Fund it will continue to seek ways to reduce brokerage costs.


     On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.


     The Portfolio paid total brokerage commissions of $3,749,845 for the fiscal year ended Sept. 30, 1997, $3,836,080 for fiscal year 1996, and $2,934,605 for fiscal year 1995. Substantially all firms through whom transactions were executed provide research services.



     In fiscal year 1997, transactions amounting to $146,560,000, on which $277,857 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

     As of the fiscal year ended Sept. 30, 1997, the Portfolio held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:



                                                                VALUE OF SECURITIES
                                                                  OWNED AT END OF
                       NAME OF ISSUER                               FISCAL YEAR
                       --------------                           -------------------
Bank of America.............................................        $ 9,929,100
Equitable IBM...............................................          5,755,235
Goldman Sachs...............................................         38,901,344
J.P. Morgan.................................................         54,218,250
Morgan Stanley..............................................         23,636,149
Salomon Brothers............................................          6,985,860



     The portfolio turnover rate was 49% in the fiscal year ended Sept. 30, 1997, and 45% in fiscal year 1996.


             BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH
                     AMERICAN EXPRESS FINANCIAL CORPORATION

     Affiliates of American Express Company (American Express) (of which AEFC is a wholly owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Portfolio and (ii) the affiliate charges the Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

     AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.

     Information about brokerage commissions paid by the Portfolio for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:


                                              FOR THE FISCAL YEAR ENDED SEPT. 30, 1997           1996           1995
                                          ------------------------------------------------    -----------    -----------
                                           AGGREGATE                        PERCENT OF         AGGREGATE      AGGREGATE
                                            DOLLAR                       AGGREGATE DOLLAR       DOLLAR         DOLLAR
                                           AMOUNT OF     PERCENT OF         AMOUNT OF          AMOUNT OF      AMOUNT OF
                             NATURE       COMMISSIONS     AGGREGATE        TRANSACTIONS       COMMISSIONS    COMMISSIONS
                               OF           PAID TO       BROKERAGE     INVOLVING PAYMENT       PAID TO        PAID TO
        BROKER             AFFILIATION      BROKER       COMMISSIONS      OF COMMISSIONS        BROKER         BROKER
        ------             -----------    -----------    -----------    -----------------     -----------    -----------
American Enterprise
  Investment Services
  Inc. ................         (1)         $24,783         0.66%              1.12%            $36,239        $71,051


-------------------------
(1) Wholly owned subsidiary of AEFC.

                            PERFORMANCE INFORMATION



     The Fund may quote various performance figures to illustrate past performance. Average annual total returns quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.


AVERAGE ANNUAL TOTAL RETURN

     The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)(n) = ERV

where:    P =  a hypothetical initial payment of $1,000
          T =  average annual total return
          n =  number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period
               (or fractional portion thereof)

AGGREGATE TOTAL RETURN

     The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                    ERV - P
                                   ----------
                                       P

where:    P =  a hypothetical initial payment of $1,000
        ERV =  ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period
               (or fractional portion thereof)


     In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.


                              VALUING FUND SHARES


     The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On Oct. 1, 1997, the first business day following the end of the fiscal year, the computation looked like this:



                                            NET ASSETS BEFORE          SHARES OUTSTANDING      NET ASSET VALUE
                                         SHAREHOLDER TRANSACTIONS    AT END OF PREVIOUS DAY     OF ONE SHARE
                                         ------------------------    ----------------------    ---------------
Class A..............................         $3,270,677,667         divided by 212,243,846     equals $15.41
Class B..............................            265,116,035                     17,282,662             15.34
Class Y..............................          1,344,890,907                     87,273,907             15.41

     In determining net assets before shareholder transactions, the Portfolio's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

     - Securities, except bonds other than convertibles, traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

     - Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

     - Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

     - Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

     - Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.


     - Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.


     - Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.


     - Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.


     The Exchange, AEFC and the Fund will be closed on the following holidays:
New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                             INVESTING IN THE FUND

SALES CHARGE


     Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted. The public offering price is the net asset value of one share adjusted for the sales charge for Class A. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000, made Oct. 1, 1997, was determined by dividing the net asset value of one share, $15.41, by 0.95 (1.00-0.05 for a maximum 5% sales charge) for a public offering price of $16.22. The sales charge is paid to American Express Financial Advisors Inc. (AEFA) by the person buying the shares.

CLASS A -- CALCULATION OF THE SALES CHARGE

     Sales charges are determined as follows:

                                                         WITHIN EACH INCREMENT, SALES
                                                          CHARGE AS A PERCENTAGE OF:
                                                       ---------------------------------
                                                           PUBLIC              NET
               AMOUNT OF INVESTMENT                    OFFERING PRICE    AMOUNT INVESTED
               --------------------                    --------------    ---------------
First  $ 50,000....................................         5.0%              5.26%
Next   50,000......................................         4.5               4.71
Next  400,000......................................         3.8               3.95
Next  500,000......................................         2.0               2.04
$1,000,000 or more.................................         0.0               0.00

     Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

     For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% X $50,000) and $10,000 that incurs a sales charge of $450 (4.5% X $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

     In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% X $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% X $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

     The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.

                                                       ON TOTAL INVESTMENT, SALES CHARGE
                                                               AS A PERCENTAGE OF
                                                       ----------------------------------
                                                        PUBLIC OFFERING      NET AMOUNT
                                                             PRICE            INVESTED
                                                       ------------------   -------------
AMOUNT OF INVESTMENT                                              RANGES FROM:
--------------------                                   ----------------------------------
First      $50,000...................................             5.00%             5.26%
More than  50,000 to 100,000.........................        5.00-4.50         5.26-4.71
More than 100,000 to 500,000.........................        4.50-3.80         4.71-3.95
More than 500,000 to 999,999.........................        3.80-2.00         3.95-2.04
$1,000,000 or more...................................             0.00              0.00

     The initial sales charge is waived for certain qualified plans that meet the requirements described in the prospectus. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge on certain redemptions will be waived if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2 loans or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

DEFERRED SALES CHARGE

                                                                  NUMBER OF
                                                                 PARTICIPANTS
                                                              ------------------
                     TOTAL PLAN ASSETS                        1-99   100 OR MORE
                     -----------------                        ----   -----------
Less than $1 million........................................   4%         0%
$1 million or more..........................................   0%         0%

CLASS A -- REDUCING THE SALES CHARGE

     Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

     The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) For instance, if your spouse already has invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000. Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased board members, officers or employees of the Fund or AEFC or its subsidiaries and deceased advisors.


     The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS fund. If you invest $40,000 more in this Fund, your total amount invested in the funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.


     Finally, Individual Retirement Account (IRA) purchases, or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for shares purchased through that plan.

CLASS A -- LETTER OF INTENT (LOI)

     If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing an LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

     Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

SYSTEMATIC INVESTMENT PROGRAMS

     After you make your initial investment of $2,000 or more, you can arrange to make additional payments of $100 or more on a regular basis. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.

     How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

     The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.

     For a discussion on dollar-cost averaging, see Appendix E.

AUTOMATIC DIRECTED DIVIDENDS


     Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another fund in the IDS MUTUAL FUND GROUP but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:


          Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

          Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

          Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another
     IRA).

     Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.


     The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.


REDEEMING SHARES

     You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

     During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

     - The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

     - Disposal of the Portfolio's securities is not reasonably practicable or it is not reasonably practicable for the Portfolio to determine the fair value of its net assets, or


     - The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.


     Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.


     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of

$250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

                                 PAY-OUT PLANS

     You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

     Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


     To start any of these plans, please write American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, or call American Express Financial Advisors Telephone Transaction Service at 800-437-3133 (National/Minnesota) or 612-671-3800 (Mpls./St. Paul). Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.


     The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

     If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

     If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

     If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

     Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.


                                     TAXES



     If you buy shares in the Fund and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.


RETIREMENT ACCOUNTS


     If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5% ($100) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.



     Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the fiscal year ended Sept. 30, 1997, 27.52% of the Fund's net investment income dividends qualified for the corporate deduction.



     Capital gain distributions, if any, received by corporate shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Capital gain distributions, if any, received by individuals should be treated as long-term if held for more than one year; however, recent tax laws have divided long-term capital gains into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.


     Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

     The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

     This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

                                   AGREEMENTS

INVESTMENT MANAGEMENT SERVICES AGREEMENT


     The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule. The Fund pays its proportionate share of the fee.


                                                       ANNUAL RATE AT
                      ASSETS                             EACH ASSET
                    (BILLIONS)                             LEVEL
                    ----------                         --------------
First  $1.0........................................        0.530%
Next  1.0..........................................        0.505
Next  1.0..........................................        0.480
Next  3.0..........................................        0.455
Over  6.0..........................................        0.430


     On Sept. 30, 1997, the daily rate applied to the Portfolio's net assets was equal to 0.486% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.


     Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Balanced Fund Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

     Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of Class A shares, the base fee will be decreased. The maximum monthly increase or decrease will be 0.08% of the Fund's average net assets on an annual basis.


     The 12 month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $31,926 for the fiscal year ended Sept. 30, 1997.



     The management fee is paid monthly. Under the agreement, the total amount paid was $21,571,200 for the fiscal year ended Sept. 30, 1997, $18,924,906 for fiscal year 1996, and $16,124,106 for fiscal year 1995.



     Under the agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; consultants' fees; compensation of board members, Portfolio officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Portfolio; and expenses properly payable by the Portfolio, approved by the board. Under the agreement, the nonadvisory expenses paid by the Fund and Portfolio were $578,518 for the fiscal year ended Sept. 30, 1997, $1,744,668 for fiscal year 1996, and $1,306,758 for fiscal year 1995.

     In this section, prior to May 13, 1996, the fees and expenses described were paid directly by the Fund. After that date, the management fees were paid by the Portfolio.


ADMINISTRATIVE SERVICES AGREEMENT

     The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

                           ASSETS                                 ANNUAL RATE
                         (BILLIONS)                             EACH ASSET LEVEL
                         ----------                             ----------------
First  $1.0.................................................         0.040%
Next  1.0...................................................         0.035
Next  1.0...................................................         0.030
Next  3.0...................................................         0.025
Over  6.0...................................................         0.020


     On Sept. 30, 1997, the daily rate applied to the Fund's net assets was equal to 0.031% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $1,434,260 for the fiscal year ended Sept. 30, 1997.


TRANSFER AGENCY AGREEMENT


     The Fund has a Transfer Agency Agreement with AEFC. This agreement governs AEFC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AEFC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A and Class Y is $15 per year and for Class B is $16 per year. The fees paid to AEFC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $5,199,308 for the fiscal year ended Sept. 30, 1997.


DISTRIBUTION AGREEMENT


     Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to AEFA daily. These charges amounted to $4,945,297 for the fiscal year ended Sept. 30, 1997. After paying commissions to personal financial advisors, and other expenses, the amount retained was $277,279. The amounts were $5,005,077 and $327,126 for fiscal year 1996, and $3,942,864 and $2,846,475 for fiscal year 1995.



SHAREHOLDER SERVICE AGREEMENT



     The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B and 0.10% for Class Y.


PLAN AND AGREEMENT OF DISTRIBUTION


     For Class B shares, to help AEFA defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and AEFA entered into a Plan and Agreement of Distribution
(Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, AEFA is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.

     The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by AEFA. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended Sept. 30, 1997, under the agreement, the Fund paid fees of $1,456,221.



CUSTODIAN AGREEMENT



     The Trust's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The Fund also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depositary systems as allowed by federal law. For its services, the Portfolio pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.



     The custodian has entered into a sub-custodian arrangement with the Morgan Stanley Trust Company (Morgan Stanley), One Pierrepont Plaza, Eighth Floor, Brooklyn NY 11201-2775. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Morgan Stanley or in such other financial institutions as may be permitted by law and by the Portfolio's sub-custodian agreement.


TOTAL FEES AND EXPENSES


     The Fund paid total fees and nonadvisory expenses, net of earnings credits, of $36,172,339 for the fiscal year ended Sept. 30, 1997.


                           ORGANIZATIONAL INFORMATION

     IDS Investment Series. Inc., of which IDS Mutual is a part, is an open-end management company, as defined in the Investment Company Act of 1940. Originally incorporated on Jan. 18, 1940 in Nevada, IDS Investment Series, Inc. changed its state of incorporation on June 13, 1986 by merging into a Minnesota corporation incorporated on April 7, 1986. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402, 3268.

                           BOARD MEMBERS AND OFFICERS


     The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley, who does not serve on the nine IDS Life fund boards). All shares have cumulative voting rights with respect to the election of board members.


H. BREWSTER ATWATER JR.
Born in 1931
4900 IDS Tower

Minneapolis, MN


Former chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.

LYNNE V. CHENEY'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.


Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, Union Pacific Resources and FPL Group, Inc. (holding company for Florida Power and Light).


WILLIAM H. DUDLEY**
Born in 1932
2900 IDS Tower
Minneapolis, MN


Senior advisor to the chief executive officer of AEFC.



DAVID R. HUBERS+**

Born in 1943
2900 IDS Tower
Minneapolis, MN


President and chief executive officer of AEFC since August 1993, and director of AEFC. Previously, senior vice president, finance and chief financial officer of AEFC.



HEINZ F. HUTTER+'

Born in 1929
P.O. Box 2187
Minneapolis, MN

Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

ANNE P. JONES
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.

WILLIAM R. PEARCE+*

Born in 1927
901 S. Marquette Ave.
Minneapolis, MN


Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).



ALAN K. SIMPSON'


Born in 1931


1201 Sunshine Ave.


Cody, WY



Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power).


EDSON W. SPENCER+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council, of NEC (Japan).

JOHN R. THOMAS**
Born in 1937
2900 IDS Tower
Minneapolis, MN


Senior vice president of AEFC.


WHEELOCK WHITNEY+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. ANGUS WURTELE'

Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc. (consumer foods).
-------------------------
+  Member of executive committee.


'  Member of joint audit committee.


*  Interested person by reason of being an officer and employee of the Fund.

** Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

     The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.


     In addition to Mr. Pearce, who is chairman of the board, and Mr. Thomas, who is president, the Fund's other officers are:


LESLIE L. OGG
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Fund.


     Officers who also are officers and/or employees of AEFC

PETER J. ANDERSON
Born in 1942
IDS Tower 10
Minneapolis, MN


Director and senior vice president-investments of AEFC. Vice president-investments for the Fund.


MELINDA S. URION
Born in 1953
IDS Tower 10
Minneapolis, MN


Director, senior vice president and chief financial officer of AEFC. Director, executive vice president and controller of IDS Life Insurance Company. Treasurer for the Fund.



               COMPENSATION FOR FUND AND PORTFOLIO BOARD MEMBERS



     Members of the Fund board who are not officers of the Fund or of AEFC receive an annual fee of $800 and the Chair of the Contracts Committee receives an additional $86. Board members receive a $50 per day attendance fee for the board meetings. The attendance fee for meetings of the Contracts and Investment Review Committees is $50; for meetings of the Audit Committee and Personnel Committee $25 and for traveling from out-of-state $8. Expenses for attending meetings are reimbursed.

     Members of the Portfolio board who are not officers of the Portfolio or of AEFC receive an annual fee of $2,200 and the Chair of the Contracts Committee receives an additional $86. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committees is $50; for meetings of the Audit and Personnel Committee $25; and for traveling from out-of-state, $22. Expenses for attending meetings are reimbursed.



     During the fiscal year ended Sept. 30, 1997, the independent members of the Fund and Portfolio boards, for attending up to 32 meetings, received the following compensation:



                                                               COMPENSATION TABLE
                                                           ---------------------------
                                                             PENSION OR
                                                             RETIREMENT
                                                              BENEFITS      ESTIMATED           TOTAL CASH
                              AGGREGATE      AGGREGATE       ACCRUED AS       ANNUAL           COMPENSATION
                             COMPENSATION   COMPENSATION      FUND OR        BENEFIT     FROM THE PREFERRED MASTER
                               FROM THE       FROM THE       PORTFOLIO         UPON         TRUST GROUP AND IDS
       BOARD MEMBER              FUND        PORTFOLIO        EXPENSES      RETIREMENT       MUTUAL FUND GROUP
       ------------          ------------   ------------     ----------     ----------   -------------------------
H. Brewster Atwater, Jr.
  (part of year)...........     $1,491         $2,822               0              0                 $ 90,300
Lynne V. Cheney............      1,582          3,102               0              0                   95,800
Robert F. Froehlke.........      1,708          3,172               0              0                  103,000
Heinz F. Hutter............      1,783          3,247               0              0                  107,200
Anne P. Jones..............      1,823          3,371               0              0                  110,000
Melvin R. Laird............      1,599          3,118               0              0                   97,000
Alan K. Simpson
  (part of year)...........      1,565          3,084               0              0                   94,600
Edson W. Spencer...........      1,669          2,733               0              0                  100,700
Wheelock Whitney...........      1,833          3,297               0              0                  110,400
C. Angus Wurtele...........      1,858          3,322               0              0                  111,600


-------------------------


     On Sept. 30, 1997, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


                              INDEPENDENT AUDITORS


     The Fund's and corresponding Portfolio's financial statements contained in the Annual Report to shareholders for the fiscal year ended Sept. 30, 1997, were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90
S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.


                              FINANCIAL STATEMENTS


     The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended 1997, pursuant to Section 30(d) of the 1940 Act, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.


                                   PROSPECTUS


     The prospectus for IDS Mutual Fund dated Nov. 28, 1997, is hereby incorporated in this SAI by reference.

                                                                      APPENDIX A

                        DESCRIPTION OF BOND RATINGS AND
                 ADDITIONAL INFORMATION ON INVESTMENT POLICIES

     These ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change which could affect its price.

     Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca, and C.

     Bonds rated:

     AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


     AA are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.


     A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     BAA are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D.

     AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


     Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Fund's objectives and policies. When assessing the risk involved in each non-rated security, the Portfolio will consider the financial condition of the issuer or the protection afforded by the terms of the security.


Definitions of Zero-Coupon and Pay-In-Kind Securities

     A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

     A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

                                                                      APPENDIX B

                         FOREIGN CURRENCY TRANSACTIONS

     Since investments in foreign countries usually involve currencies of foreign countries, and since the Portfolio may hold cash and cash-equivalent investments in foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Portfolio may incur costs in connection with conversions between various currencies.

     SPOT RATES AND FORWARD CONTRACTS. The Portfolio conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

     The Portfolio may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

     The Portfolio also may enter into forward contracts when management of the Portfolio believes the currency of a particular foreign country may suffer a substantial decline against another currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

     The Portfolio will designate cash or securities in an amount equal to the value of the Portfolio's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Portfolio's commitments on such contracts.

     At maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

     If the Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Portfolio enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

     It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Portfolio to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

     The Portfolio's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

     Although the Portfolio values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     OPTIONS ON FOREIGN CURRENCIES. The Portfolio may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, the Portfolio may buy put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     As in the case of other types of options, however, the benefit to the Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, when the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

     As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

     All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Portfolio holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

     Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     FOREIGN CURRENCY FUTURES AND RELATED OPTIONS. The Portfolio may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Portfolio may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission
(CFTC) limitations. All futures contracts are aggregated for purposes of the percentage limitations.

     Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of the Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against price decline if the issuer's creditworthiness deteriorates. Because the value of the Portfolio's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Portfolio's investments denominated in that currency over time.

     The Portfolio will hold securities or other options or futures positions whose values are expected to offset its obligations. The Portfolio will not enter into an option or futures position that exposes the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

                                                                      APPENDIX C

                         OPTIONS AND FUTURES CONTRACTS

     The Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Portfolio may enter into interest rate futures contracts and stock index futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

     OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

     The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

     Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit the Portfolio and its shareholders by improving the Portfolio's liquidity and by helping to stabilize the value of its net assets.

     Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

     Put and call options also may be held by the Portfolio for investment purposes. Options permit the Portfolio to experience the change in the value of a security with a relatively small initial cash investment.

     The risk the Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to the Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

     Writing covered options. The Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

     - Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Fund's goal.

     - All options written by the Portfolio will be covered. For covered call options if a decision is made to sell the security, or for put options if a decision is made to buy the security, the Portfolio will attempt to terminate the option contract through a closing purchase transaction.

     Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since the Fund is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.

     If a covered call option is exercised, the security is sold by the Portfolio. The premium received upon writing the option is added to the proceeds received from the sale of the security. The Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis. Premiums received from writing outstanding options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.

     Options on many securities are listed on options exchanges. If the Portfolio writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

     Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. When the Portfolio writes such an option, the Custodian will segregate assets as appropriate to cover the option. These options may be more difficult to close. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the Portfolio expires or is exercised.

     FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges, through their clearing corporations, guarantee performance of the contracts. Futures contracts are commodity contracts listed on commodity exchanges. They include contracts based on U.S. Treasury bonds and on Standard & Poor's 500 Index (S&P 500 Index). In the case of S&P 500 index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 X $500).

     Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if the Portfolio enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Portfolio will gain $500 X (154 - 150) or $2,000. If the Portfolio enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Portfolio will lose $500 X (152 - 150) or $1,000.

     Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by the Portfolio taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up within a segregated account at the Portfolio's custodian bank. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Portfolio would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.

     The purpose of a futures contract is to allow the Portfolio to gain rapid exposure to or protect itself from changes in the market without actually buying or selling securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. If, on the other hand, the Portfolio held cash reserves and interest rates were expected to decline, the Portfolio might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on the Portfolio's earnings. Even if short-term rates were not higher, the Portfolio would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term bonds on the cash market. The Portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly.

Risks of Transactions in Futures Contracts

     The Portfolio may elect to close some or all of its contracts prior to expiration. Although the Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities owned by the Portfolio. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     Another risk in employing futures contracts to protect against the price volatility of securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Portfolio's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     In addition, the Portfolio's investment manager could be incorrect in its expectations as to the direction or extent of various interest rate or market movements or the time span within which the movements take place. For example, if the Portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, the Portfolio would lose money on the sale.

     OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Fund.

     The risk the Portfolio assumes when it buys an option is the loss of the premium paid for the option. The risk involved in writing options on futures contracts the Portfolio owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The Portfolio could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the Portfolio's obligation, however, might be more or less than the premium received when it originally wrote the option. Further, the Portfolio might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

     OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.

     TAX TREATMENT. As permitted under federal income tax laws, the Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

     Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, the Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.

     The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, the Portfolio may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. The Portfolio also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

     Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

                                                                      APPENDIX D

                           MORTGAGE-BACKED SECURITIES

     A mortgage pass-through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the Portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Portfolio.

     STRIPPED MORTGAGE-BACKED SECURITIES. The Portfolio may invest in stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

     MORTGAGE-BACKED SECURITY SPREAD OPTIONS. The Portfolio may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. The Portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.

                                                                      APPENDIX E

                             DOLLAR-COST AVERAGING

     A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

     While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.

DOLLAR-COST AVERAGING

                          REGULAR                               MARKET PRICE     SHARES
                         INVESTMENT                              OF A SHARE     ACQUIRED
                         ----------                             ------------    --------
 $100.......................................................       $ 6.00         16.7
  100.......................................................         4.00         25.0
  100.......................................................         4.00         25.0
  100.......................................................         6.00         16.7
  100.......................................................         5.00         20.0
------                                                             ------        -----
 $500.......................................................       $25.00        103.4

     AVERAGE MARKET PRICE OF A SHARE OVER 5 PERIODS: $5.00 ($25.00 DIVIDED BY
5). THE AVERAGE PRICE YOU PAID FOR EACH SHARE: $4.84 ($500 DIVIDED BY 103.4).

                          IDS INVESTMENT SERIES, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                      FOR

                       IDS DIVERSIFIED EQUITY INCOME FUND


                                 Nov. 28, 1997


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.


This SAI is dated Nov. 28, 1997, and it is to be used with the prospectus dated Nov. 28, 1997, and the Annual Report for the fiscal year ended Sept. 30, 1997.

IDS INVESTMENT SERIES
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                               TABLE OF CONTENTS


    Goals and Investment Policies                             See Prospectus

    Additional Investment Policies                                       p.4

    Security Transactions                                                p.7

    Brokerage Commissions Paid to Brokers Affiliated with
    American Express Financial Corporation                              p.10

    Performance Information                                             p.11

    Valuing Fund Shares                                                 p.13

    Investing in the Fund                                               p.14

    Redeeming Shares                                                    p.19

    Pay-out Plans                                                       p.19

    Taxes                                                               p.21

    Agreements                                                          p.22

    Organizational Information                                          p.25

    Board Members and Officers                                          p.25


    Compensation for Fund and Portfolio Board Members                   p.29


    Independent Auditors                                                p.30

    Financial Statements                                   See Annual Report

    Prospectus                                                          p.30



                                       2



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    Appendix A:  Foreign Currency Transactions                          p.31

    Appendix B:  Options and Futures Contracts                          p.36

    Appendix C:  Mortgage-Backed Securities                             p.42

    Appendix D:  Dollar-Cost Averaging                                  p.43


                                       3



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ADDITIONAL INVESTMENT POLICIES


IDS Diversified Equity Income Fund (the Fund) pursues its goals by investing all of its assets in Equity Income Portfolio (the Portfolio) of Growth and Income Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The Portfolio has the same investment objectives, policies and restrictions as the Fund.



Fundamental investment policies adopted by the Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Whenever the Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Fund will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.


Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.


These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply to both the Fund and the Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund and Portfolio will not:


'Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.


'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.


'Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in

                                       4



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securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.


'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.



'Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.


'Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Portfolio's total assets, based on current market value at the time of purchase, can be invested in any one industry.

Unless changed by the board, the Fund and Portfolio will not:


'Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in futures contracts.



'Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.


'Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.


                                       5



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'Invest in a company to control or manage it.

'Invest in exploration or development programs, such as oil, gas or mineral leases.

'Invest more than 10% of its total assets in securities of investment companies.


'Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and of AEFC hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.


'Invest more than 5% of its net assets in warrants.


'Invest more than 10% of the Portfolio's net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.


In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

                                       6



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The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc., (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.


The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.


For a discussion of foreign currency transactions, see Appendix A. For a discussion of options and futures contracts, see Appendix B. For a discussion on mortgage-backed securities, see Appendix C.

SECURITY TRANSACTIONS


Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's and Portfolio's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.


                                       7



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AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. AEFC carefully monitors compliance with its Code of Ethics.


On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and other funds and trusts in the IDS MUTUAL FUND GROUP for which it acts as investment advisor.



Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.


When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Portfolio to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Portfolio it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio

                                       8



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transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.


All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.


Each investment decision made for the Portfolio is made independently from any decision made for another portfolio, fund or other account advised by AEFC or any of its subsidiaries. When the Portfolio buys or sells the same security as another portfolio, fund or account, AEFC carries out the purchase or sale in a way the Portfolio agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Portfolio, the Portfolio hopes to gain an overall advantage in execution. AEFC has assured the Fund it will continue to seek ways to reduce brokerage costs.


On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.


The Portfolio paid total brokerage commissions of $1,979,701 for the fiscal year ended Sept. 30, 1997, $2,585,347 for the fiscal year ended 1996, and $3,312,655 for the fiscal year ended 1995. Substantially all firms through whom transactions were executed provide research services.



In fiscal year 1997, transactions amounting to $10,905,000, on which $17,364 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.



As of the fiscal year ended Sept. 30, 1997, the Portfolio held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                                       9



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
                                Value of Securities owned at
 Name of Issuer                      End of Fiscal Year
-----------------               ----------------------------
 Morgan Stanley                         $17,564,981
 NationsBank                             17,943,750
 Bank of America                          9,964,797
 Goldman Sachs                           23,029,408
 Morgan (J.P.)                           18,180,000
 Salomon Brothers                        32,858,105




The portfolio turnover rate was 81% in the fiscal year ended Sept. 30, 1997, and 84% in fiscal year 1996.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION


Affiliates of American Express Company (American Express) (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Portfolio and (ii) the affiliate charges the Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.


Information about brokerage commissions paid by the Portfolio for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:


                                       10



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
                                                   For the Fiscal Year Ended Sept. 30,

                                                              1997                                            1996
                                    ----------------------------------------------------------------  ---------------------
                                                                                Percent of
                                                                                Aggregate Dollar
                                    Aggregate Dollar                            Amount of             Aggregate Dollar
                                    Amount of             Percent of            Transactions          Amount of
                      Nature of     Commissions Paid to   Aggregate Brokerage   Involving Payment     Commissions Paid to
Broker                Affiliation   Broker                Commissions           of Commissions        Broker
------                ------------  --------------------  --------------------  --------------------  --------------------
American Enterprise      (1)            $125,796           6.35%                 12.23%                     $139,258
Investment Service
Inc.



                             1995
                      --------------------
                      Aggregate Dollar
                      Amount of
                      Commissions Paid to
Broker                Broker
------                --------------------
American Enterprise          $86,872
Investment Service
Inc.


(1)  Wholly-owned subsidiary of AEFC.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       n
                                 P(1+T)  = ERV


        where    P =  a hypothetical initial payment of $1,000
                 T =  average annual total return
                 n =  number of years
               ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)


AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

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                                    ERV - P
                                    -------
                                       P


        where    P =  a hypothetical initial payment of $1,000
               ERV =  ending redeemable value of a hypothetical $1,000
                      payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)


ANNUALIZED YIELD

The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                                              6
                            Yield = 2[a-b + 1)  - 1]
                                      ---
                                       cd


     where a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
            d = the maximum offering price per share on the last day of the period


The Fund's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for the Portfolio's securities. It is not necessarily indicative of the amount which was or may be paid to the Fund's shareholders. Actual amounts paid to Fund shareholders are reflected in the distribution yield.


DISTRIBUTION YIELD


Distribution yield is calculated according to the following formula:

                                            F
                        D   divided by  POP   equals  DY
                       --               ---
                       30               30

          where    D =  sum of dividends for 30-day period
                 POP =  sum of public offering price for 30-day period
                   F =  annualizing factor
                  DY =  distribution yield

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The Fund's distribution yield was 3.43% for Class A, 2.87% for Class B and
3.69% for Class Y for the 30-day period ended Sept. 30, 1997.



In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.


VALUING FUND SHARES


The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On Oct. 1, 1997, the first business day following the end of the fiscal year, the computation looked like this:




----------------------------------------------------------------------------
         NET ASSETS BEFORE         SHARES OUTSTANDING      NET ASSET VALUE
         SHAREHOLDER TRANSACTIONS  AT END OF PREVIOUS DAY  OF ONE SHARE
----------------------------------------------------------------------------
Class A  $1,795,728,573 divided by  172,169,566 equals        $10.43
----------------------------------------------------------------------------
Class B     351,100,814              33,662,590                10.43
----------------------------------------------------------------------------
Class Y      79,012,966               7,575,548                10.43
----------------------------------------------------------------------------


In determining net assets before shareholder transactions, the Portfolio's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

'Securities, except bonds other than convertibles, traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

'Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

'Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

'Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not

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included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

'Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.


'Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.


'Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.


'Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.


The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INVESTING IN THE FUND

Sales Charge


Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted. The public offering price is the net asset value of one share adjusted for the sales charge for Class A. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000, made Oct 31,

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1997, was determined by dividing the net asset value of one share, $10.43, by
0.95 (1.00-0.05 for a maximum 5% sales charge) for a public offering price of $10.98. The sales charge is paid to American Express Financial Advisors Inc.
(AEFA) by the person buying the shares.


Class A - Calculation of the Sales Charge

Sales charges are determined as follows:



                                         Within each increment,
                                    sales charge as a percentage of:
                                   ----------------------------------
                                        Public            Net
                                    Offering Price   Amount invested
                                   ----------------  ----------------
Amount of Investment
     First        $   50,000              5.0%           5.26%
     Next             50,000              4.5            4.71
     Next            400,000              3.8            3.95
     Next            500,000              2.0            2.04
                  $1,000,000 or more      0.00           0.00


Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x
$10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.

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
                                             On total investment, sales
                                              charge as a percentage of:
                                          ------------------------------------
                                              Public             Net
                                          Offering Price    Amount Invested
                                          --------------  --------------------
Amount of Investment                                  ranges from:
First              $    50,000                   5.00%             5.26%
Next                    50,000 to 100,000   5.00-4.50         5.26-4.71
Next                   100,000 to 500,000   4.50-3.80         4.71-3.95
Next                   500,000 to 999,999   3.80-2.00         3.95-2.04
                   $ 1,000,000 or more           0.00              0.00


The initial sales charge is waived for certain qualified plans that meet the requirements described in the prospectus. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge on certain redemptions will be waived if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge



                               Number of Participants
                               ----------------------

Total Plan Assets                1-99    100 or more
Less than $1 million              4%         0%
$1 million or more                0%         0%

Class A - Reducing the Sales Charge

Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21.

Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) For instance, if your spouse already has

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invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000.

Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased board members, officers or employees of the Fund or AEFC or its subsidiaries and deceased advisors.


The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS fund. If you invest $40,000 more in this Fund, your total amount invested in the funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.


Finally, Individual Retirement Account (IRA) purchases, or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for shares purchased through that plan.

Class A - Letter of Intent (LOI)

If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing an LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

Systematic Investment Programs

After you make your initial investment of $2,000 or more, you can arrange to make additional payments of $100 or more on a regular basis. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly,

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quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.

How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.

For a discussion on dollar-cost averaging, see Appendix D.

Automatic Directed Dividends


Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another fund in the IDS MUTUAL FUND GROUP but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:


Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

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The Fund's investment goals are described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.


REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

'The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

'Disposal of the Portfolio's securities is not reasonably practicable or it is not reasonably practicable for the Portfolio to determine the fair value of its net assets, or


'The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.


Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.


The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.


PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you

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elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please write American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, or call American Express Financial Advisors Telephone Transaction Service at 800-437-3133 (National/Minnesota) or 612-671-3800 (Mpls./St. Paul). Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1:  Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2:  Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3:  Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4:  Redemption of a percentage of net asset value

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Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES


If you buy shares in the Fund and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.


Retirement Accounts


If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5% ($100) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.



Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the fiscal year ended Sept. 30, 1997, 44.50% of the Fund's net investment income dividends qualified for the corporate deduction.



Capital gain distributions, if any, received by corporate shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Capital gain distributions, if any, received by individuals should be treated as long-term if held for more than one year; however, recent tax laws have divided long-term capital gains into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

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Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement


The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule. The Fund pays its proportionate share of the fee.



Assets                  Annual rate at
(billions)             each asset level
----------             ----------------
 First $0.50               0.530%
 Next   0.50               0.505
 Next    1.0               0.480
 Next    1.0               0.455
 Next    3.0               0.430
 Over    6.0               0.400


On Sept. 30, 1997, the daily rate applied to the Portfolio's net assets was equal to 0.494% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.



The management fee is paid monthly. Under the agreement, the total amount paid was $9,000,327 for the fiscal year ended Sept. 30, 1997, $6,613,709 for fiscal year 1996, and $5,291,578 for fiscal year 1995.



Under the agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity

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bond premiums; registration fees for shares; office expenses; consultants'
fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Portfolio; and expenses properly payable by the Portfolio, approved by the board. Under the agreement, the nonadvisory expenses paid by the Fund and Portfolio were $669,884 for the fiscal year ended Sept. 30, 1997, $851,067 for fiscal year 1996, and $968,395 for fiscal year 1995.



In this section, prior to May 13, 1996, the fees and expenses described were paid directly by the Fund. After that date, the management fees were paid by the Portfolio.


Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:


Assets             Annual rate
(billions)       each asset level
----------       ----------------
First  $0.50           0.040%
Next    0.50           0.035
Next    1.0            0.030
Next    1.0            0.025
Next    3.0            0.020
Over    6.0            0.020


On Sept. 30, 1997, the daily rate applied to the Fund's net assets was equal to 0.033% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $614,714 for the fiscal year ended Sept. 30. 1997.


Transfer Agency Agreement


The Fund has a Transfer Agency Agreement with AEFC. This agreement governs AEFC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AEFC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A and Class Y is $15 per year and for Class B is $16 per year. The fees paid to AEFC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $2,337,208 for the fiscal year ended Sept. 30, 1997.

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 IDS DIVERSIFIED EQUITY INCOME FUND



Distribution Agreement


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to AEFA daily. These charges amounted to $6,708,006 for the fiscal year ended Sept. 30, 1997. After paying commissions to personal financial advisors, and other expenses, the amount retained was $(160,271). The amounts were $4,349,285 and $361,555 for fiscal year 1996, and $5,396,014 and $1,641,448 for fiscal year 1995.


Shareholder Service Agreement


The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B and 0.10% for Class Y.


Plan and Agreement of Distribution


For Class B shares, to help AEFA defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and AEFA entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, AEFA is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.



The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by AEFA. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended Sept. 30, 1997, under the agreement, the Fund paid fees of $1,677,884.

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Custodian Agreement

The Trust's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The Fund also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Portfolio pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.


The custodian has entered into a sub-custodian arrangement with the Morgan Stanley Trust Company (Morgan Stanley), One Pierrepont Plaza, Eighth Floor, Brooklyn, NY 11201-2775. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Morgan Stanley or in such other financial institutions as may be permitted by law and by the Portfolio's sub-custodian agreement.


TOTAL FEES AND EXPENSES

The Fund paid total fees and nonadvisory expenses, net of earnings credits of $17,338,757 for the fiscal year ended Sept. 30, 1997.

ORGANIZATIONAL INFORMATION

IDS Investment Series, Inc., of which IDS Diversified Equity Income Fund is a part, is an open-end management investment company, as defined in the Investment Company Act of 1940. Originally incorporated on Jan. 18, 1940 in Nevada, IDS Investment Series, Inc. changed its state of incorporation on June 13, 1986 by merging into a Minnesota corporation incorporated on April 7, 1986. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

BOARD MEMBERS AND OFFICERS


The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley, who does not serve on the nine IDS Life fund boards).


All shares have cumulative voting rights with respect to the election of board members.

H. BREWSTER ATWATER, JR.
Born in 1931
4900 IDS Tower
Minneapolis, MN

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Former chairman and chief executive officer, General Mills, Inc. Director,
Merck & Co., Inc. and Darden Restaurants, Inc.

LYNNE V. CHENEY'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, Union Pacific Resources, and FPL Group, Inc. (holding company for Florida Power and Light).

WILLIAM H. DUDLEY**
Born in 1932
2900 IDS Tower
Minneapolis, MN


Senior advisor to the chief executive officer of AEFC.


DAVID R. HUBERS+**
Born in 1943
2900 IDS Tower
Minneapolis, MN


President and chief executive officer of AEFC since August 1993, and director of AEFC. Previously, senior vice president, finance and chief financial officer of AEFC.


HEINZ F. HUTTER+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

ANNE P. JONES
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.

                                       26

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WILLIAM R. PEARCE+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN



Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).



ALAN K. SIMPSON'
Born in 1931
1201 Sunshine Ave.
Cody, WY

Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power).


EDSON W. SPENCER+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).

JOHN R. THOMAS**
Born in 1937
2900 IDS Tower
Minneapolis, MN


Senior vice president, of AEFC.


WHEELOCK WHITNEY+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

                                       27

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C. ANGUS WURTELE'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc. (consumer foods).


+    Member of executive committee.
'    Member of joint audit committee.
*    Interested person by reason of being an officer and employee of the Fund.
** Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.


In addition to Mr. Pearce, who is chairman of the board and Mr. Thomas, who is president, the Fund's other officers are:


LESLIE L. OGG
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Fund.


Officers who also are officers and/or employees of AEFC

PETER J. ANDERSON
Born in 1942
IDS Tower 10
Minneapolis, MN


Director and senior vice president-investments of AEFC. Vice president-investments for the Fund.


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MELINDA S. URION
Born in 1953
IDS Tower 10
Minneapolis, MN


Director, senior vice president and chief financial officer of AEFC. Director, executive vice president and controller of IDS Life Insurance Company. Treasurer for the Fund.



COMPENSATION FOR FUND AND PORTFOLIO BOARD MEMBERS



Members of the Fund board who are not officers of the Fund or of AEFC receive an annual fee of $200, and the chair of the Contracts Committee receives an additional $86. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committees is $50; for meetings of the Audit Committee and Personnel Committee $25 and for traveling from out-of-state $2. Expenses for attending meetings are reimbursed.



Members of the Portfolio board who are not officers of the Portfolio or of AEFC receive an annual fee of $600 and the chair of the Contracts Committee receives an additional $86. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committees is $50; for meetings of the Audit and Personnel Committee $25 and for traveling from out-of-state $6. Expenses for attending meetings are reimbursed.



During the fiscal year ended Sept. 30, 1997, the independent members of the Fund and Portfolio boards, for attending up to 32 meetings, received the following compensation:


                               Compensation Table




                                                                      Pension or
                          Aggregate             Aggregate             Retirement benefits   Estimated annual
                          compensation          compensation          accrued as Fund or    benefit upon
Board member              from the Fund         from the Portfolio    Portfolio expenses    retirement
------------------------------------------------------------------------------------------------------------
H. Brewster Atwater, Jr.       $ 935                $1,306                    $0                    $0
(part of the year)                                                             0                     0
Lynne V. Cheney                  953                 1,373                     0                     0
Robert F. Froehlke             1,102                 1,506                     0                     0
Heinz F. Hutter                1,177                 1,581                     0                     0
Anne P. Jones                  1,182                 1,610                     0                     0
Melvin R. Laird                  969                 1,389                     0                     0
Alan K. Simpson                  935                 1,355                     0                     0
(part of the year)                                                             0                     0
Edson W. Spencer               1,213                 1,517                     0                     0
Wheelock Whitney               1,227                 1,631                     0                     0
C. Angus Wurtele               1,252                 1,656                     0                     0




                            Total cash
                            compensation from
                            the IDS MUTUAL FUND
                            GROUP and Preferred
Board member                Master Trust Group
------------------------------------------------
H. Brewster Atwater, Jr.                $ 90,300
(part of the year)
Lynne V. Cheney                           95,800
Robert F. Froehlke                       103,000
Heinz F. Hutter                          107,200
Anne P. Jones                            110,000
Melvin R. Laird                           97,000
Alan K. Simpson                           94,600
(part of the year)
Edson W. Spencer                         100,700
Wheelock Whitney                         110,400
C. Angus Wurtele                         111,600



Sept. 30, 1997, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


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INDEPENDENT AUDITORS


The Fund's and corresponding Portfolio's financial statements contained in the Annual Report to shareholders for the fiscal year ended Sept. 30, 1997, were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90
S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.


FINANCIAL STATEMENTS


The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended Sept. 30, 1997, pursuant to Section 30(d) of the 1940 Act, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.


PROSPECTUS


The prospectus for IDS Diversified Equity Income Fund, dated Nov. 28, 1997, is hereby incorporated in this SAI by reference.



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APPENDIX A

FOREIGN CURRENCY TRANSACTIONS

Since investments in foreign countries usually involve currencies of foreign countries, and since the Portfolio may hold cash and cash-equivalent investments in foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Portfolio may incur costs in connection with conversions between various currencies.

Spot Rates and Forward Contracts. The Portfolio conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

The Portfolio may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Portfolio also may enter into forward contracts when management of the Portfolio believes the currency of a particular foreign country may suffer a substantial decline against another currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.


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The Portfolio will designate cash or securities in an amount equal to the value of the Portfolio's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Portfolio's commitments on such contracts.

At maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Portfolio enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Portfolio to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

The Portfolio's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Portfolio values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and

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selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies. The Portfolio may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, the Portfolio may buy put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, when the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Portfolio holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.


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Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Portfolio may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Portfolio may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission
(CFTC) limitations. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of the Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against

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price decline if the issuer's creditworthiness deteriorates. Because the value of the Portfolio's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Portfolio's investments denominated in that currency over time.

The Portfolio will hold securities or other options or futures positions whose values are expected to offset its obligations. The Portfolio will not enter into an option or futures position that exposes the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.


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APPENDIX B

OPTIONS AND FUTURES CONTRACTS

The Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Portfolio may enter into interest rate futures contracts and stock index futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit the Portfolio and its shareholders by improving the Portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus

                                       36

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IDS INVESTMENT SERIES
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the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Portfolio for investment purposes. Options permit the Portfolio to experience the change in the value of a security with a relatively small initial cash investment.

The risk the Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to the Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and subsequent sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:


'Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Fund's goal.



'All options written by the Portfolio will be covered. For covered call options if a decision is made to sell the security, or for put options if a decision is made to buy the security, the Portfolio will attempt to terminate the option contract through a closing purchase transaction.



Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since the Fund is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.


If a covered call option is exercised, the security is sold by the Portfolio. The premium received upon writing the option is added to the proceeds received from the sale of the security. The Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis. Premiums received from writing outstanding options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.



                                      37

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Options on many securities are listed on options exchanges. If the Portfolio writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. When the Portfolio writes such an option, the Custodian will segregate assets as appropriate to cover the option. These options may be more difficult to close. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the Portfolio expires or is exercised.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges, through their clearing corporations, guarantee performance of the contracts. Futures contracts are commodity contracts listed on commodity exchanges. They include contracts based on U.S. Treasury bonds and on Standard & Poor's 500 Index (S&P 500 Index). In the case of S&P 500 index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500).

Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if the Portfolio enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Portfolio will gain $500 x (154-150) or $2,000. If the Portfolio enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Portfolio will lose $500 x (152-150) or $1,000.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by the Portfolio taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up within a segregated account at the Portfolio's custodian bank. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Portfolio would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.

The purpose of a futures contract is to allow the Portfolio to gain rapid exposure to or protect itself from changes in the market without actually buying or selling securities.

                                       38

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For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, the Portfolio held cash reserves and interest rates were expected to decline, the Portfolio might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on the Portfolio's earnings. Even if short-term rates were not higher, the Portfolio would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term bonds on the cash market. The Portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly.


Risks of Transactions in Futures Contracts

The Portfolio may elect to close some or all of its contracts prior to expiration. Although the Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities owned by the Portfolio. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Another risk in employing futures contracts to protect against the price volatility of securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Portfolio's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.


                                       39

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In addition, the Portfolio's investment manager could be incorrect in its expectations as to the direction or extent of various interest rate or market movements or the time span within which the movements take place. For example, if the Portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, the Portfolio would lose money on the sale.


OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are not daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Fund.


The risk the Portfolio assumes when it buys an option is the loss of the premium paid for the option. The risk involved in writing options on futures contracts the Portfolio owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The Portfolio could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the Portfolio's obligation, however, might be more or less than the premium received when it originally wrote the option. Further, the Portfolio might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.

TAX TREATMENT. As permitted under federal income tax laws, the Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.


                                       40

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IDS INVESTMENT SERIES
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Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, the Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.


The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, the Portfolio may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so.

The Portfolio also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

                                       41

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IDS INVESTMENT SERIES
 IDS DIVERSIFIED EQUITY INCOME FUND


APPENDIX C

MORTGAGE-BACKED SECURITIES

A mortgage pass-through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the Portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Portfolio.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Mortgage-Backed Security Spread Options. The Portfolio may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. The Portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.


                                       42

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 IDS DIVERSIFIED EQUITY INCOME FUND


APPENDIX D

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.


While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.


DOLLAR-COST AVERAGING

   REGULAR              MARKET PRICE           SHARES
  INVESTMENT             OF A SHARE           ACQUIRED
------------------------------------------------------------
    $100                  $ 6.00               16.7
     100                    4.00               25.0
     100                    4.00               25.0
     100                    6.00               16.7
     100                    5.00               20.0
    ----                  ------              -----
    $500                  $25.00              103.4

AVERAGE MARKET PRICE OF A SHARE OVER 5 PERIODS: $5.00 ($25.00 DIVIDED BY 5).
THE AVERAGE PRICE YOU PAID FOR EACH SHARE:      $4.84 ($500 DIVIDED BY 103.4).

                          Independent auditors' report


                          The board and shareholders
                          IDS Investment Series, Inc.:

                          We have audited the accompanying statement of assets and liabilities of IDS Mutual (a series of IDS Investment Series, Inc.) as of September 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1997, and the financial highlights for each of the years in the ten-year period ended September 30, 1997. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Mutual at September 30, 1997, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.





                          KPMG Peat Marwick LLP
                          Minneapolis, Minnesota
                          November 7, 1997

                          Financial statements

                          STATEMENT OF ASSETS AND LIABILITIES
                          IDS Mutual
                          Year ended Sept. 30, 1997

                         ASSETS
 Investment in Balanced Portfolio (Note 1)                                 $4,852,365,922
                                                                           --------------
 Total assets                                                               4,852,365,922
                                                                           --------------
                         LIABILITIES
 Accrued distribution fees                                                          5,390
 Accrued service fee                                                               20,412
 Accrued transfer agency fee                                                        5,935
 Accrued administrative services fee                                                4,136
 Other accrued expenses                                                           381,960
                                                                           --------------
 Total liabilities                                                                417,833
                                                                           --------------
 Net assets applicable to outstanding capital stock                        $4,851,948,089
                                                                           ==============
                         REPRESENTED BY
 Capital stock -- of $.01 par value (Note 1)                               $    3,168,004
 Additional paid-in capital                                                 3,688,609,504
 Undistributed net investment income                                           10,135,000
 Accumulated net realized gain (loss)                                         515,983,124
 Unrealized appreciation (depreciation) on investments and on translation
  of assets and liabilities in foreign currencies                             634,052,457
                                                                           --------------
 Total -- representing net assets applicable to outstanding capital stock  $4,851,948,089
                                                                           ==============
 Net assets applicable to outstanding shares: Class A                      $3,251,343,237
                                              Class B                      $  263,556,984
                                              Class Y                      $1,337,047,868
 Net asset value per share of outstanding
  capital stock:                              Class A shares  212,243,846  $        15.32
                                              Class B shares   17,282,662  $        15.25
                                              Class Y shares   87,273,907  $        15.32

See accompanying notes to financial statements.

                          STATEMENT OF OPERATIONS
                          IDS Mutual
                          Year ended Sept. 30, 1997

                              INVESTMENT INCOME
 Income:
 Dividends                                                    $ 96,685,223
 Interest                                                      117,938,232
  Less: Foreign taxes withheld                                  (1,369,298)
                                                              ------------
 Total income                                                  213,254,157
                                                              ------------
 Expenses (Note 2):
 Expenses allocated from Balanced Portfolio                     21,959,414
 Distribution fee -- Class B                                     1,456,221
 Transfer agency fee                                             5,179,452
 Incremental transfer agency fee -- Class B                         19,856
 Service fee
    Class A                                                      5,081,568
    Class B                                                        338,116
    Class Y                                                        517,007
 Administrative services fees and expenses                       1,434,260
 Compensation of board members                                      21,266
 Compensation of officers                                           11,104
 Postage                                                           117,868
 Registration fees                                                 270,610
 Reports to shareholders                                            67,203
 Audit fees                                                          9,875
                                                              ------------
 Total expenses                                                 36,483,820
    Earnings credits on cash balances (Note 2)                    (311,481)
                                                              ------------
 Total net expenses                                             36,172,339
                                                              ------------
 Investment income (loss) -- net                               177,081,818
                                                              ------------
                         REALIZED AND UNREALIZED GAIN (LOSS) -- NET
 Net realized gain (loss) on:
    Security transactions                                      538,984,415
    Foreign currency transactions                               (3,885,513)
                                                              ------------
 Net realized gain (loss) on investments                       535,098,902
 Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign
      securities                                               270,677,545
                                                              ------------
 Net gain (loss) on investments and foreign currencies         805,776,447
                                                              ------------
 Net increase (decrease) in net assets resulting from
  operations                                                  $982,858,265

                                                              ============

See accompanying notes to financial statements.

                          STATEMENTS OF CHANGES IN NET ASSETS
                          IDS Mutual
                          Year ended Sept. 30,

         OPERATIONS AND DISTRIBUTIONS                 1997                1996
 Investment income (loss) -- net                 $  177,081,818      $  156,379,206
 Net realized gain (loss) on investments            535,098,902         220,369,417
 Net change in unrealized appreciation or
    (depreciation) on investments and on
  translation
    of assets and liabilities in foreign
  currencies                                        270,677,545          52,687,677
                                                 --------------      -------------- ---
 Net increase (decrease) in net assets
  resulting from
    operations                                      982,858,265         429,436,300
                                                 --------------      -------------- ---
 Distributions to shareholders from:
    Net investment income
      Class A                                      (112,647,933)       (105,659,488)
      Class B                                        (6,407,726)         (3,138,330)
      Class Y                                       (48,077,728)        (43,985,217)
    Net realized gain
      Class A                                      (168,695,556)        (27,149,800)
      Class B                                        (9,374,819)           (554,840)
      Class Y                                       (68,558,106)        (10,528,422)
                                                 --------------      -------------- ---
 Total distributions                               (413,761,868)       (191,016,097)
                                                 --------------      -------------- ---
                         CAPITAL SHARE TRANSACTIONS (NOTE 5)
 Proceeds from sales
    Class A shares (Note 2)                         230,401,790         223,241,565
    Class B shares                                  115,020,723         102,302,034
    Class Y shares                                  376,665,066         486,820,247
 Reinvestment of distributions at net asset
  value
    Class A shares                                  246,260,292         114,008,369
    Class B shares                                   15,422,380           3,581,024
    Class Y shares                                  116,635,834          54,513,639
 Payments for redemptions
    Class A shares                                 (380,264,514)       (331,999,353)
    Class B shares (Note 2)                         (26,018,445)        (10,136,983)
    Class Y shares                                 (428,165,936)       (368,740,312)
                                                 --------------      -------------- ---
 Increase (decrease) in net assets from capital
  share transactions                                265,957,190         273,590,230
                                                 --------------      -------------- ---
 Total increase (decrease) in net assets            835,053,587         512,010,433
 Net assets at beginning of year                  4,016,894,502       3,504,884,069
                                                 --------------      -------------- ---
 Net assets at end of year                       $4,851,948,089      $4,016,894,502
                                                                                      =
                                                 =================   =================
 Undistributed net investment income             $   10,135,000      $    5,692,748
                                                 --------------      -------------- ---

See accompanying notes to financial statements.

 12
 Financial statements

                          Notes to financial statements

                          IDS Mutual

--------------------------------------------------------------------------------
1

SUMMARY OF
SIGNIFICANT
ACCOUNTING POLICIES       IDS Mutual (a series of IDS Investment Series, Inc.)
                          is registered under the Investment Company Act of 1940
                          (as amended) as a diversified, open-end management investment company. IDS Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund offers Class A, Class B and Class
                          Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

                          All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

                          INVESTMENT IN BALANCED PORTFOLIO

                          Effective May 13, 1996, the Fund began investing all of its assets in Balanced Portfolio (the Portfolio), a series of Growth and Income Trust, an open-end investment company that has the same objectives as the Fund. This was accomplished by transferring the Fund's assets to the Portfolio in return for a proportionate ownership interest in the Portfolio. The Portfolio divides its investments between common stocks and senior securities (bonds and preferred stocks).

                          The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

                          Notes to financial statements

                          IDS Mutual

                          The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the net assets of the Portfolio. The percentage of the Portfolio owned by the Fund at Sept. 30, 1997 was 99.98%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements," which are included elsewhere in this report.

                          USE OF ESTIMATES

                          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

                          FEDERAL TAXES

                          Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.

                          Net investment income (loss) and net realized gains (losses) allocated from the Portfolio may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

                          On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $5,506,179 and accumulated net realized gain has been increased by $5,506,179.

                          DIVIDENDS TO SHAREHOLDERS

                          Dividends from net investment income, declared and
                          paid each calendar quarter, are reinvested in
                          additional shares of the Fund at net asset value or
                          payable in cash. Capital gains, when available, are
                          distributed along with the last income dividend of the
                          calendar year.
--------------------------------------------------------------------------------
  2
EXPENSES AND
SALES CHARGES             In addition to the expenses allocated from the
                          Portfolio, the Fund accrues its own expenses as follows:

                          Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation
                          (AEFC) for providing administrative services and serving as transfer agent. Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses, and any other expenses properly payable by the Fund and approved by the board.

                          Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

                         -Class A $15

                         -Class B $16

                         -Class Y $15

                          Notes to financial statements

                          IDS Mutual

                          Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

                          Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and commencing on May 9, 1997, the fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

                          Sales charges received by American Express Financial Advisors, Inc. for distributing Fund shares were $4,782,926 for Class A and $162,371 for Class B for the year ended Sept. 30, 1997.

                          During the year ended Sept. 30, 1997, the Fund's transfer agency fees were reduced by $311,481 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
  3
CAPITAL SHARE
TRANSACTIONS              Transactions in shares of capital stock for the
                          periods indicated are as follows:

                                                            YEAR ENDED SEPT. 30, 1997
                                                         CLASS A       CLASS B        CLASS Y
                         --------------------------------------------------------------------
                         Sold                         16,177,572     8,102,822     26,414,352
                         Issued for reinvested
                           distributions              17,752,256     1,112,719      8,400,857
                         Redeemed                    (26,678,714)   (1,825,256)   (29,981,793)
                         --------------------------------------------------------------------
                         Net increase (decrease)       7,251,114     7,390,285      4,833,416
                         --------------------------------------------------------------------

                                                            YEAR ENDED SEPT. 30, 1996
                                                         CLASS A       CLASS B        CLASS Y
                              ---------------------------------------------------------------
                         Sold                         16,903,358     7,776,927     37,176,071
                         Issued for reinvested
                           distributions               8,620,489       270,455      4,120,124
                         Redeemed                    (25,127,441)     (766,410)   (27,902,875)
                         --------------------------------------------------------------------
                         Net increase (decrease)         396,406     7,280,972     13,393,320
                         --------------------------------------------------------------------

--------------------------------------------------------------------------------
  4
FINANCIAL
HIGHLIGHTS                "Financial highlights" showing per share data and
                          selected information is presented on pages 8 and 9 of the prospectus.

                          Independent auditors' report

                          The board of trustees and unitholders
                          Growth and Income Trust:

                          We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Balanced Portfolio (a series of Growth and Income Trust) as of September 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for the year ended September 30, 1997 and for the period from May 13, 1996 (commencement of operations) to September 30, 1996. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

                          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Balanced Portfolio at September 30, 1997, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.





                          KPMG Peat Marwick LLP
                          Minneapolis, Minnesota
                          November 7, 1997

                          Financial statements

                          STATEMENT OF ASSETS AND LIABILITIES
                          Balanced Portfolio
                          Year ended September 30, 1997

                         ASSETS
 Investments in securities, at value (Note 1)
    (identified cost $4,273,232,620)                          $4,906,047,462
 Dividends and accrued interest receivable                        36,438,261
 Receivable for investment securities sold                        11,842,052
 U.S. government securities held as collateral (Note 5)           84,333,637
 Unrealized appreciation on foreign currency contracts held,
  at value (Notes 1 and 4)                                         1,335,390
                                                              --------------
 Total assets                                                  5,039,996,802
                                                              --------------
                         LIABILITIES
 Disbursements in excess of cash on demand deposit
  (including bank overdraft of $11,925,022)                       16,210,197
 Payable for investment securities purchased                      18,370,329
 Payable upon return of securities loaned (Note 5)               151,890,137
 Accrued investment management services fee                           64,470
 Other accrued expenses                                              141,771
                                                              --------------
 Total liabilities                                               186,676,904
                                                              --------------
 Net assets applicable to capital stock                       $4,853,319,898
                                                              ==============

See accompanying notes to financial statements.

                          Financial statements

                          STATEMENT OF OPERATIONS
                          Balanced Portfolio
                          Year ended September 30, 1997

                            INVESTMENT INCOME
 Income:
 Dividends                                                    $ 96,702,260
 Interest                                                      117,904,845
    Less: Foreign taxes withheld                                (1,369,557)
                                                              ------------
 Total income                                                  213,237,548
                                                              ------------
 Expenses (Note 2):
 Investment management services fee                             21,571,200
 Compensation of board members                                      23,697
 Custodian fees                                                    284,831
 Audit fees                                                         29,625
 Other                                                              65,327
                                                              ------------
 Total expenses                                                 21,974,680
    Earnings credits on cash balances (Note 2)                     (11,407)
                                                              ------------
 Total net expenses                                             21,963,273
                                                              ------------
 Investment income (loss) -- net                               191,274,275
                                                              ------------
           REALIZED AND UNREALIZED GAIN (LOSS) -- NET
 Net realized gain (loss) on:
    Security transactions (Note 3)                             539,048,011
    Foreign currency transactions                               (3,886,400)
                                                              ------------
 Net realized gain (loss) on investments                       535,161,611
 Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                        270,752,151
                                                              ------------
 Net gain (loss) on investments and foreign currencies         805,913,762
                                                              ------------
 Net increase (decrease) in net assets resulting from
  operations                                                  $997,188,037
                                                              ============

See accompanying notes to financial statements.

                          STATEMENTS OF CHANGES IN NET ASSETS
                          Balanced Portfolio

                         OPERATIONS AND DISTRIBUTIONS

                                                               FOR THE PERIOD FROM
                                                  YEAR ENDED      MAY 13, 1996* TO
                 OPERATIONS                   SEPT. 30, 1997        SEPT. 30, 1996
 Investment income (loss) -- net              $  191,274,275        $   69,251,201
 Net realized gain (loss) on investments         535,161,611            58,304,995
 Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities
   in foreign currencies                         270,752,151            26,384,443
                                              --------------        --------------
 Net increase (decrease) in net assets
   resulting from operations                     997,188,037           153,940,639
                                              --------------        --------------
 Net contributions (withdrawals) from
   partners                                     (161,960,911)        3,864,127,133
                                              --------------        --------------
 Total increase (decrease) in net assets         835,227,126         4,018,067,772
 Net assets at beginning of period (Note 1)    4,018,092,772                25,000
                                              --------------        --------------
 Net assets at end of period                  $4,853,319,898        $4,018,092,772
                                              ==============        ==============

* Commencement of operations

See accompanying notes to financial statements.

                          Notes to financial statements

                          Balanced Portfolio
--------------------------------------------------------------------------------
  1
SUMMARY OF
SIGNIFICANT
ACCOUNTING POLICIES       Balanced Portfolio (the Portfolio) is a series of
                          Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Balanced Portfolio seeks to provide a balance of growth of capital and current income by investing in common stocks and senior securities (preferred stocks and debt securities) issued by U.S. and foreign companies. The Portfolio also may invest in derivative instruments and money market instruments. The
                          Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April
                          15, 1996, American Express Financial Corporation
                          (AEFC) contributed $25,000 to the Portfolio.
                          Operations did not formally commence until May 13, 1996, at which time an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.

                          Significant accounting polices followed by the Portfolio are summarized below:

                          USE OF ESTIMATES

                          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

                          VALUATION OF SECURITIES

                          All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

                          Notes to financial statements

                          Balanced Portfolio

                          OPTION TRANSACTIONS

                          In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                          Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

                          FUTURES TRANSACTIONS

                          In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                          Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

                          Notes to financial statements

                          Balanced Portfolio

                          FOREIGN CURRENCY TRANSLATIONS
                          AND FOREIGN CURRENCY CONTRACTS

                          Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

                          The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

                          ILLIQUID SECURITIES

                          Investments in securities include issues that are illiquid. The Portfolio currently limits investments in illiquid securities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 1997 was $4,116,960 representing 0.08% of the net assets. Pursuant to guidelines adopted by the board, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

                          FEDERAL TAXES

                          For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

                          OTHER

                          Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

                          Notes to financial statements

                          Balanced Portfolio

--------------------------------------------------------------------------------
  2
FEES AND
EXPENSES The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.43% annually. The fees may be increased or decreased by a performance adjustment based on a comparison of the performance of Class A shares of IDS Mutual Fund to the Lipper Balanced Fund Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets on an annual basis. The adjustment decreased the fee by $31,926 for the year ended Sept. 30, 1997.

                          Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

                          During the year ended Sept. 30, 1997, the Portfolio's custodian fees were reduced by $11,407 as a result of earnings credits from overnight cash balances.

                          Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.

                          Notes to financial statements

                          Balanced Portfolio

--------------------------------------------------------------------------------
  3
SECURITIES
TRANSACTIONS              Cost of purchases and proceeds from sales of
                          securities (other than short-term obligations) aggregated $1,968,011,015 and $2,297,550,674, respectively, for the year ended Sept. 30, 1997. For the same period, the portfolio turnover rate was 49%.
                          Realized gains and losses are determined on an identified cost basis.

                          Brokerage commissions paid to brokers affiliated with AEFC were $24,783 during this period.

--------------------------------------------------------------------------------
4

FOREIGN CURRENCY
CONTRACTS                 At Sept. 30, 1997, the Portfolio had entered into a
                          foreign currency exchange contract that obligates the Portfolio to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See Summary of significant accounting policies. The terms of the open contract are as follows:

                                Currency to be    Currency to be     Unrealized      Unrealized
       Exchange date              delivered          received       appreciation    depreciation
------------------------------------------------------------------------------------------------
Nov. 7, 1997                     123,418,698        200,000,000      $1,335,390      $       --
                                British Pound       U.S. Dollar

                          Notes to financial statements

                          Balanced Portfolio

--------------------------------------------------------------------------------
  5
LENDING OF
PORTFOLIO SECURITIES      At Sept. 30, 1997, securities valued at $148,051,469
                          were on loan to brokers. For collateral, the Portfolio received $67,556,500 in cash and U.S. government securities valued at $84,333,637. Income from securities lending amounted to $458,584 for the year ended Sept. 30, 1997. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

INVESTMENTS IN SECURITIES

                          INVESTMENTS IN SECURITIES


                          Balanced Portfolio     (Percentages represent value of
                          Sept. 30, 1997     investments compared to net assets)

               COMMON STOCKS (53.8%)

       ISSUER           SHARES       VALUE(A)
 AEROSPACE & DEFENSE (0.8%)
 Rockwell Intl           625,000   $ 39,335,937
 AUTOMOTIVE & RELATED (0.9%)
 Genuine Parts         1,050,000     32,353,125
 TRW                     250,000     13,718,750
 Total                               46,071,875
 BANKS AND SAVINGS & LOANS (3.6%)
 Banc One                350,000     19,534,375
 First Union             800,000     40,050,000
 Morgan (JP)             350,000     39,768,750
 Natl City               700,000     43,093,750
 NationsBank             400,000     24,750,000
 Norwest                 157,700      9,659,125
 Total                              176,856,000
 BEVERAGES & TOBACCO (1.9%)
 Anheuser-Busch          950,000     42,868,750
 Philip Morris           850,000     35,328,125
 UST                     500,000     15,281,250
 Total                               93,478,125
 BUILDING MATERIALS & CONSTRUCTION (0.9%)
 Weyerhaeuser            700,000     41,562,500
 CHEMICALS (3.0%)
 ARCO Chemical           575,000     26,162,500
 Dow Chemical            500,000     45,343,750
 Lubrizol                850,000     35,700,000
 Nalco Chemical          950,000     38,059,375
 Total                              145,265,625
 ENERGY (4.9%)
 Amoco                   475,000     45,778,125
 Atlantic Richfield      450,000     38,446,875
 Chevron                 525,000     43,673,438
 Mobil                   600,000     44,400,000
 Texaco                  600,000     36,862,500
 Ultramar Diamond
     Shamrock            925,000     29,889,063
 Total                              239,050,001
 FOOD (1.7%)
 General Mills           275,000     18,957,813
 Heinz (HJ)              775,000     35,795,313
 Sara Lee                500,000     25,750,000
 Total                               80,503,126
 HEALTH CARE (1.5%)
 American Home
  Products               525,000     38,325,000
 Baxter Intl             625,000     32,656,250
 Total                               70,981,250
 HOUSEHOLD PRODUCTS (0.6%)
 Kimberly-Clark          600,000     29,362,500

       ISSUER           SHARES       VALUE(A)
 INDUSTRIAL EQUIPMENT & SERVICES (0.5%)
 Waste Management        650,000   $ 22,709,375
 INSURANCE (3.2%)
 Marsh & McLennan        320,000     24,520,000
 SAFECO                  850,000     45,050,000
 St. Paul Cos            525,000     42,820,312
 Transamerica            425,000     42,287,500
 Total                              154,677,812
 MEDIA (2.6%)
 Dun & Bradstreet      1,175,000     33,340,625
 Gannett                 375,000     40,476,563
 Knight-Ridder           600,000     32,775,000
 McGraw-Hill Cos         325,000     21,998,438
 Total                              128,590,626
 METALS (0.3%)
 Aluminum Co of
  America                186,450     15,288,900
 MULTI-INDUSTRY CONGLOMERATES (1.7%)
 Eastman Kodak           525,000     34,092,188
 Emerson Electric        850,000     48,981,250
 Total                               83,073,438
 PAPER & PACKAGING (1.1%)
 Union Camp              600,000     37,012,500
 Unisource Worldwide     750,000     14,250,000
 Total                               51,262,500
 REAL ESTATE INVESTMENT TRUST (4.2%)
 Amli Residential
     Properties          425,000      9,881,250
 CBL & Associates
     Properties          550,000     14,265,625
 Developers
  Diversified
     Realty              325,000     13,000,000
 FelCor Suite Hotels     300,000     12,318,750
 Gables Residential
     Trust               475,000     12,884,375
 Liberty Property
     Trust               575,000     15,489,062
 LTC Properties          532,700     10,121,300
 Meditrust               500,000     20,750,000
 Merry Land &
     Investment          550,000     12,134,375
 Nationwide Health
     Properties          550,000     13,234,375
 OMEGA Healthcare
     Investors           300,000     10,800,000
 Security Capital
     Industrial Trust    700,000     16,318,750
 Simon DeBartolo
  Group                  700,000     23,100,000
 United Dominion
  Realty
     Trust             1,175,000     17,625,000
 Total                              201,922,862

See accompanying notes to investments in securities.

 INVESTMENTS IN SECURITIES


                          Balanced Portfolio     (Percentages represent value of
                          Sept. 30, 1997     investments compared to net assets)



       ISSUER           SHARES       VALUE(A)
 RESTAURANTS & LODGING (0.7%)
 McDonald's              675,000   $ 32,146,875
 RETAIL (2.2%)
 Jostens                 800,000     21,700,000
 May Dept Stores         800,000     43,600,000
 Penney (JC)             750,000     43,687,500
 Total                              108,987,500
 TRANSPORTATION (0.4%)
 Union Pacific           344,000     21,543,000
 UTILITIES -- ELECTRIC (3.7%)
 Baltimore Gas &
  Electric               500,000     13,875,000
 Dominion Resources      600,000     22,725,000
 DTE Energy              700,000     21,306,250
 Entergy               1,000,000     26,062,500
 GPU                     825,000     29,596,875
 Northern States
  Power                  550,000     27,362,500
 Southern Co           1,100,000     24,818,750
 Union Electric          400,000     15,375,000
 Total                              181,121,875
 UTILITIES -- TELEPHONE (3.8%)
 Ameritech               600,000     39,900,000
 Bell Atlantic           370,000     29,761,875
 BellSouth               950,000     43,937,500
 GTE                     875,000     39,703,125
 SBC Communications      480,000     29,460,000
 Total                              182,762,500




       ISSUER           SHARES       VALUE(A)
 FOREIGN (9.6%)(H)
 Anglian Water         1,050,000    $ 13,853,872
 B.A.T. Inds           3,750,000(b)   32,824,211
 British Petroleum
  ADR                    525,000      47,676,562
 BTR                   7,000,000      28,379,134
 Gallaher Group ADR      750,000(b)   14,390,625
 Grand Metropolitan    1,500,000      14,314,499
 Natl Westminster
  Bank                 2,150,000      32,457,079
 Nestle                   15,000      20,896,651
 Rank Group            3,250,000      19,148,464
 Royal & Sun Alliance
     Insurance Group   3,000,000      28,459,740
 Royal Dutch
  Petroleum              525,000      29,137,500
 Royal PTT Nederland
  ADR                    750,000      29,296,875
 Safeway               3,750,000      24,331,020
 Severn Trent Water      724,864      10,744,135
 Tele Danmark ADR      1,050,000      28,021,875
 Tenneco                 600,000      28,725,000
 Thames Water          1,473,893      20,741,654
 Tomkins               7,194,444      40,532,892
 Total                               463,931,788
 TOTAL COMMON STOCKS
 (Cost:
  $2,041,916,072)                 $2,610,485,990

PREFERRED STOCKS (--%)
   ISSUER                 SHARES        VALUE(A)
 Virginia-American
  Water
    5.05%                  2,000(i)  $   180,160
 Western Resources
    4.25%                 10,000         611,500
 TOTAL PREFERRED STOCKS
 (Cost: $1,200,000)                  $   791,660


See accompanying notes to investments in securities.


BONDS (32.6%)

                                 COUPON        MATURITY        PRINCIPAL
            ISSUER                RATE           YEAR           AMOUNT             VALUE(A)
 U.S. GOVERNMENT OBLIGATIONS (9.6%)
 U.S. Treasury                      5.875%      1999-02       $50,000,000       $   49,891,500
                                    6.25           2000        30,000,000(c)        30,291,600
                                    6.50           2002        25,000,000           25,479,250
                                    6.625          2001        25,000,000           25,551,000
                                    6.75           2000        15,000,000           15,314,400
                                    6.875          2000        20,000,000           20,465,600
                                    7.125          1999        62,650,000           64,193,696
                                    7.50           2001        50,000,000           52,716,500
                                    7.75           2000        25,000,000           26,013,500
                                    8.125          2019        60,000,000           71,368,800
 Govt Trust Certificates Israel     9.25           2001         8,378,308            8,814,986
 Overseas Private Investment        6.99           2009        17,500,000           17,981,250
 Resolution Funding Corp.           8.125          2019        50,000,000           58,919,000
 Total                                                                             467,001,082
 MORTGAGE-BACKED SECURITIES (8.3%)
 Collateralized Mtge Obligation
  Trust                             9.95           2014         4,038,490            4,372,473
 Federal Home Loan Mtge Corp        5.50           2009         4,782,364            4,626,363
                                    6.75           2008         2,112,409            2,144,983
                                    6.50        2007-11        41,402,397           41,249,718
                                    7.00           2003         6,067,119            6,158,914
                                    8.00           2024         7,637,348            7,922,984
                                    8.50           2026        11,659,237           12,199,643
    Collateralized Mtge
  Obligation                        7.50           2003         7,800,000            7,985,952
                                    8.50           2022         7,000,000            7,645,470
    Inverse Floater                 3.77           1997         3,529,545(e)         3,394,929
    Trust Series Z                  6.50           2023        22,057,763(f)        19,964,907
                                    8.25           2024         6,618,107(f)         7,090,375
 Federal Natl Mtge Assn             5.50           2009         7,069,615            6,841,196
                                    6.50        2023-24        29,591,641           29,044,943
                                    7.00           2011        23,074,106           23,312,000
                                    7.40           2004        33,750,000           35,798,962
                                    7.50        2002-25        23,138,545           23,593,641
                                    8.50        2025-26        12,161,455           12,713,829
                                    9.00           2024         6,935,834            7,461,085
    Collateralized Mtge
  Obligation                        4.50           2007        11,900,000           10,644,550
                                    5.00           2024         6,696,552            6,369,158
                                    7.50           2014         1,856,012            1,913,901
    Trust Series Z                  6.00           2024         7,433,038(f)         6,207,256
                                    6.50           2023        18,311,530(f)        16,128,727
                                    7.00        2016-22        40,114,967(f)        39,293,215
                                    7.50           2014         8,991,662(f)         9,175,372
                                    8.00        2006-20        21,773,134(f)        22,907,988
 Govt Natl Mtge Assn                6.50           2027        24,876,295           25,295,957
 Total                                                                             401,458,491
 AEROSPACE & DEFENSE (0.2%)
 United Technologies                8.875          2019         9,500,000           11,317,920
 AUTOMOTIVE & RELATED (0.3%)
 Ford Motor Credit Corp             6.55           2001        13,000,000           13,108,290


See accompanying notes to investments in securities.

 INVESTMENTS IN SECURITIES

                          Balanced Portfolio     (Percentages represent value of
                          Sept. 30, 1997     investments compared to net assets)

                                        BONDS (CONTINUED)
                                 COUPON        MATURITY        PRINCIPAL
            ISSUER                RATE           YEAR           AMOUNT             VALUE(A)
 BANKS AND SAVINGS & LOANS
  (1.6%)
 Asian Development Bank             9.125%         2000       $17,700,000       $   19,066,263
 BankAmerica                        7.70           2026        10,000,000(g)         9,929,100
 First Bank System                  6.875          2007         5,750,000            5,780,475
 Interamer Development Bank
  Euro                              9.50           2000         5,000,000            5,381,250
 Mellon Capital                     7.72           2026         3,850,000            3,844,918
 Morgan (JP)                        4.00           2012        15,000,000(k)        14,449,500
 Union Planters Trust               8.20           2026        10,000,000           10,199,900
 U.S. Capital Trust A               8.41           2027        10,000,000(g)        10,452,100
 Total                                                                              79,103,506
 BEVERAGES & TOBACCO (0.1%)
 Coca-Cola                          7.375          2093         3,000,000            3,137,670
 BUILDING MATERIALS & CONSTRUCTION
  (0.1%)
 Owens-Corning Fiberglass           9.35           2012         3,500,000            4,012,540
 COMMUNICATIONS EQUIPMENT & SERVICES (0.4%)
 BellSouth Telecommunications       6.50           2005         9,000,000(c)         9,004,230
                                    7.00           1995        10,000,000            9,970,200
 Total                                                                              18,974,430
 COMPUTERS & OFFICE EQUIPMENT (0.1%)
 IBM                                6.375          2000         5,100,000            5,135,088
 ELECTRONICS (0.1%)
 Harris                            10.375          2018         4,000,000            4,361,800
 ENERGY (0.3%)
 Occidental Petroleum               6.25           2000         6,500,000            6,496,880
 Petronas                           7.75           2015        10,000,000           10,153,600
 Total                                                                              16,650,480
 FINANCIAL SERVICES (1.1%)
 Equitable IBM                      7.33           2009         5,500,000            5,755,235
 Associates                         6.00           2000         6,000,000            5,978,220
 Avco Financial Services            7.25           1999         6,500,000            6,645,600
 Corporate Property Investors       7.18           2013         1,500,000(g)         1,476,435
 Intl Lease Finance                 5.99           1998         5,000,000            5,011,700
 KFW Intl Finance                   8.00           2010         6,750,000            7,555,950
 Property Trust America REIT        7.50           2014         5,000,000            4,962,150
 Salomon Brothers                   6.75           2006         7,000,000            6,985,860
 Standard Credit Card Trust         5.95           2004         8,550,000            8,370,108
 Total                                                                              52,741,258
 HEALTH CARE (0.2%)
 Lilly (Eli)                        6.77           2036         5,000,000            4,898,900
 Kaiser Foundation                  9.55           2005         6,000,000            7,031,280
 Total                                                                              11,930,180
 HOUSEHOLD PRODUCTS (0.1%)
 Procter & Gamble                   8.00           2024         3,000,000            3,429,270

See accompanying notes to investments in securities.

BONDS (CONTINUED)

                                   COUPON      MATURITY         PRINCIPAL
            ISSUER                   RATE          YEAR            AMOUNT             VALUE(A)
 INSURANCE (0.9%)
 American United Life               7.75%          2026       $ 4,000,000(i)    $    3,936,800
 Nationwide Mutual Insurance        7.50           2023        11,500,000(g)        11,432,840
 Nationwide Trust                   9.875          2025        15,500,000(g)        17,674,030
 Principal Mutual                   8.00           2044         7,150,000(g)         7,410,117
 SunAmerica                         8.125          2023         5,150,000            5,544,232
 Total                                                                              45,998,019

 PAPER & PACKAGING (0.4%)
 Crown Cork & Seal                  8.00           2023         6,000,000            6,125,040
 Intl Paper                         5.125          2012        13,400,000           11,176,940
 Total                                                                              17,301,980

 RETAIL (0.3%)
 Wal-Mart Stores                    7.00           2006        14,014,294(g)        14,279,444
 TRANSPORTATION (0.3%)
 Burlington Northern Santa Fe       7.00           2025        10,200,000            9,929,700
 Canadian Natl Railway              7.625          2023         6,000,000            6,118,500
 Total                                                                              16,048,200

 UTILITIES -- ELECTRIC (1.1%)
 Wisconsin Electric Power           7.75           2023         5,500,000            5,724,180
 Arizona Public Service             8.00           2015         5,400,000            5,781,780
 China Light & Power                7.50           2006         7,000,000            7,258,090
 Pacific Gas & Electric             8.25           2022         4,600,000            4,846,376
 Public Service Electric & Gas      6.75           2016        13,000,000           12,771,070
 Texas Utilities Electric           8.175          2037        10,000,000           10,232,500
 Wisconsin Electric Power           6.875          2095         8,000,000            7,606,480
 Total                                                                              54,220,476

 UTILITIES -- TELEPHONE (1.3%)
 Bell Telephone Pennsylvania        7.375          2033         5,000,000            4,953,100
 GTE                                9.375          2000         4,600,000            4,992,150
 GTE                                8.75           2021         5,000,000            5,847,750
 Illinois Bell Telephone            4.375          2003         4,600,000            4,176,202
 New York Telephone                 4.875          2006        13,000,000           11,651,380
 Pacific Bell Telephone             6.625          2034         6,100,000            5,662,813
                                    7.375          2043         7,500,000            7,523,325
 U S WEST                           6.625          2005         7,000,000            7,057,610
 Worldcom                           7.75           2007        10,000,000           10,549,200
 Total                                                                              62,413,530

 MISCELLANEOUS (0.2%)
 M & I Capital Trust                7.65           2026        10,000,000            9,940,600

 MUNICIPAL BONDS (0.5%)
 Los Angeles County Pension
  Obligation Taxable Revenue
    Bonds Series 1994C Zero
    Coupon (MBIA Insured)           7.05           2008         9,440,000(d,l)       4,557,443
 Los Angeles County Pension
  Obligation Taxable Revenue
    Bonds Series 1995D
    (MBIA Insured)                  6.97           2008        10,500,000(l)        10,713,255
 Orange County Pension
  Obligation Taxable Revenue
    Bonds                           7.31           2009         5,000,000            5,231,800
 Yale University                    7.375          2096         4,000,000            4,160,440
 Total                                                                              24,662,938

See accompanying notes to investments in securities.

                          Investments in securities

                          Balanced Portfolio     (Percentages represent value of
                          Sept. 30, 1997     investments compared to net assets)

BONDS (CONTINUED)
                                   COUPON      MATURITY        PRINCIPAL
            ISSUER                  RATE           YEAR           AMOUNT             VALUE(A)
 FOREIGN (5.1%)(H)
 ABN Amro Bank
    (U.S. Dollar)                   7.125%         2093       $ 7,000,000       $    6,952,890
 American General Institute
    (U.S. Dollar)                   7.57           2045        15,000,000(g)        14,639,700
 Bat-Crave-800
    (U.S. Dollar)                   6.68           2000         7,000,000(g)         7,026,180
 Belo (A.H.)
    (U.S. Dollar)                   7.125          2007        15,000,000           15,328,500
 Cleveland Electric/Toledo
  Edison
    (U.S. Dollar)                   7.19           2000         5,000,000(g)         5,052,250
    (U.S. Dollar)                   7.67           2004        10,000,000           10,288,800
 CSX
    (U.S. Dollar)                   7.25           2027        10,000,000(g)        10,497,200
 Dao Heng Bank
    (U.S. Dollar)                   7.75           2007        10,000,000(g)        10,090,400
 EES Coke Battery
    (U.S. Dollar)                   7.125          2002         9,050,000(g)         9,099,775
 Global Marine
    (U.S. Dollar)                   7.125          2007        10,000,000(g)        10,158,700
 Govt of Poland PDI Euro
    (U.S. Dollar)                   4.00           2014        15,000,000           13,143,750
 Grand Metropolitan
    (U.S. Dollar) CV                6.50           2000        20,000,000(g)        27,750,000
 Hyundai Semiconductor
    (U.S. Dollar)                   8.25           2004        10,000,000(g)        10,211,200
 Israel Electric
    (U.S. Dollar)                   7.25           2006        10,000,000           10,131,500
 Railcar Leasing
    (U.S. Dollar)                   7.125          2013        15,000,000(g)        15,415,950
 Ras Laffan
    (U.S. Dollar)                   8.29           2014        10,000,000(g)        10,713,100
 Republic of Slovenia
    (U.S. Dollar)                   7.00           2001         7,200,000(g)         7,341,264
 Safeco Capital Trust
    (U.S. Dollar)                   8.07           2037        10,000,000(g)        10,181,200
 Swiss Bank
    (U.S. Dollar)                   7.50           2025         4,700,000            4,872,208
    (U.S. Dollar)                   7.75           2026        11,000,000           11,713,570
 U.S.A. Waste Services
    (U.S. Dollar)                   7.125          2007        11,000,000           11,168,520
 Washington Mutual Capital
    (U.S. Dollar)                   8.375          2027         5,800,000(g)         6,071,440
 Zurich Capital Trust
    (U.S. Dollar)                   8.38           2037         7,500,000(g)         8,035,575
 Total                                                                             245,883,672
 TOTAL BONDS
 (Cost: $1,513,425,063)                                                         $1,583,110,864

OPTION PURCHASED (0.2%)

                             NUMBER OF        EXERCISE         EXPIRATION
          ISSUER             CONTRACTS           PRICE               DATE             VALUE(A)
 PUT
 S&P 500                       6,000             $900           Dec. 1997          $11,625,000
 TOTAL OPTION PURCHASED
 (Cost: $16,615,013)                                                               $11,625,000

See accompanying notes to investments in securities.

                  Short-term securities (14.4%)
                      ANNUALIZED
                       YIELD ON      AMOUNT
                       DATE OF     PAYABLE AT
       ISSUER          PURCHASE     MATURITY      VALUE(A)
 U.S. GOVERNMENT AGENCY (--%)
 Federal Home Loan Mtge Corp Disc Nt
  10-14-97               5.42%     $ 1,400,000    $ 1,397,270
 COMMERCIAL PAPER (14.4%)
 ABB Treasury Center (USA)
  10-07-97               5.55       17,100,000(j)  17,083,684
 ABN Amro
  10-16-97               5.92       12,400,000     12,370,303
 A.I. Credit
  10-01-97               5.53        6,700,000      6,700,000
 American General Finance
  10-31-97               5.54       10,000,000      9,954,083
 Associates Corp North America
  10-14-97               5.54       11,500,000     11,477,118
  10-21-97               5.54        5,600,000      5,582,858
 AT&T
  10-27-97               5.54       12,600,000     12,549,859
 Avco Financial Services
  10-09-97               5.55       19,500,000     19,471,481
  10-14-97               5.65       10,000,000      9,976,744
  11-25-97               5.58       10,500,000     10,408,180
 Barclays US Funding
  10-28-97               5.53       15,000,000     14,938,125
 Beneficial
  10-10-97               5.53        4,800,000      4,793,400
 BHP Finance (USA)
  10-23-97               5.54        4,900,000      4,883,471
  10-24-97               5.54        9,700,000      9,665,791
 BOC Group
  10-09-97               5.53        4,900,000(j)   4,894,000
 CAFCO
  11-05-97               5.56        7,900,000(j)   7,857,527
  11-13-97               5.57        3,800,000(j)   3,774,945
  11-19-97               5.56        8,200,000(j)   8,138,391
 Cargill
  10-01-97               5.52        5,100,000      5,100,000
  10-14-97               5.66       15,000,000     14,966,785
 Ciesco LP
  10-27-97               5.55        8,300,000      8,266,851
 CIT Group Holdings
  10-29-97               5.54       10,000,000      9,957,144
  10-29-97               5.55       19,300,000     19,217,289
 Commerzbank U.S. Finance
  10-28-97               5.55       10,000,000      9,958,525
 CPC Intl
  10-27-97               5.55        9,900,000(j)   9,856,521
  11-19-97               5.57        8,700,000(j)   8,632,461
 Deutsche Finance
  10-29-97               5.53        8,600,000      8,563,211
 Fleet Funding
  10-22-97               5.54        3,100,000(j)   3,090,036
  10-31-97               5.55       11,131,000(j)  11,079,797
 Ford Motor Credit
  10-06-97               5.53       15,000,000     14,988,521
  10-22-97               5.53       11,100,000     11,064,323
  10-30-97               5.54       10,000,000      9,953,794
 Gannett
  10-03-97               5.51       10,100,000(j)  10,096,925
  10-15-97               5.52        4,600,000(j)   4,590,197
  11-06-97               5.54        3,700,000(j)   3,679,650
 General Electric Capital
  10-21-97               5.54       15,900,000     15,851,328



                      ANNUALIZED
                       YIELD ON      AMOUNT
                       DATE OF     PAYABLE AT
       ISSUER          PURCHASE     MATURITY      VALUE(A)
 Goldman Sachs Group
  10-24-97               5.53%     $16,100,000   $ 16,043,324
  10-24-97               5.55        6,400,000      6,377,388
  11-14-97               5.55       12,100,000     12,018,513
  11-25-97               5.56        4,500,000      4,462,119
 Household Finance
  10-22-97               5.54       15,000,000     14,951,787
 Kredietbank North America Finance
  10-08-97               5.52       11,100,000     11,088,129
  10-08-97               5.53       10,800,000     10,788,429
 Lincoln Natl
  10-02-97               5.55        4,200,000(j)   4,199,231
 May Department Stores
  10-28-97               5.55        5,100,000      5,077,708
 MCI Communications
  11-20-97               5.70        8,200,000(j)   8,135,117
 Metlife Funding
  10-08-97               5.54        8,800,000      8,789,948
  10-17-97               5.55       13,300,000     13,265,019
  10-24-97               5.54        9,424,000      9,390,765
 Morgan Stanley Group
  10-15-97               5.56       10,000,000      9,976,851
  10-20-97               5.54        8,000,000      7,976,778
  10-21-97               5.56        5,700,000      5,682,520
 Motorola
  10-23-97               5.52        7,000,000      6,976,472
 Natl Australia Funding (Delaware)
  10-07-97               5.52       12,000,000     11,989,020
  10-10-97               5.52       10,100,000     10,086,113
  11-03-97               5.57       20,000,000     19,893,257
 New Center Asset Trust
  10-17-97               5.54       13,400,000     13,367,185
 Paccar Financial
  10-07-97               5.52        4,850,000      4,845,554
  10-21-97               5.53       11,100,000     11,066,022
  10-27-97               5.54        3,200,000      3,187,243
 Reed Elsevier
  11-03-97               5.54       10,000,000(j)   9,949,583
  11-18-97               5.56        5,300,000(j)   5,260,992
 SBC Communications
  10-23-97               5.55       10,000,000(j)   9,966,389
 Societe Generale North America
  10-07-97               5.53       28,900,000     28,873,460
 Sysco
  11-06-97               5.55        2,100,000(j)   2,088,408
 UBS Finance (Delaware)
  10-06-97               5.52       15,000,000     14,988,542
  10-16-97               5.53        6,400,000      6,385,307
 USAA Capital
  10-01-97               5.64       12,200,000     12,200,000
  10-06-97               5.53        8,100,000      8,093,801
  10-22-97               5.53        5,900,000      5,881,036
  12-02-97               5.58       12,000,000     11,881,350
Total                                             698,636,678
 TOTAL SHORT-TERM SECURITIES
 (Cost: $700,076,472)                          $  700,033,948
 TOTAL INVESTMENT IN SECURITIES
 (Cost: $4,273,232,620)(m)                     $4,906,047,462
                                               ==============


See accompanying notes to investments in securities.

                          Investments in securities

                          Balanced Portfolio
                          Sept. 30, 1997


                          NOTES TO INVESTMENTS IN SECURITIES

                          (A) Securities are valued by procedures described in
                          Note 1 to the financial statements.
                          (B) Non-income producing.
                          (C) Security is partially or fully on loan. See Note
                          5 to the financial statements.
                          (D) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
                          (E) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering
                          Rate) Index. Interest rate disclosed is the rate in effect on Sept. 30, 1997.
                          (F) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until payment of previous series within the trust have been paid off. Interest is accrued at an effective yield; similar to a zero coupon bond.
                          (G) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
                          (H) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.
                          (I) Identifies issues considered to be illiquid (see
                          Note 1 to the financial statements). Information concerning such security holdings at Sept. 30, 1997, is as follows:

                                                              ACQUISITION
                          SECURITY                               DATE           COST
                          -------------------------------------------------------------
                          American United Life*                 02/13/96     $4,000,000
                            7.75% 2026
                          Virginia-American Water               07/13/56        220,000
                            5.05% Cm

                          * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
                          (J) Commercial paper sold within terms of a private placement memorandum, exempt from registration under
                          Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
                          (K) Interest rate varies to reflect current market conditions, rate shown is the effective rate on Sept. 30, 1997.
                          (L) The following abbreviation is used in portfolio descriptions to identify the insurer of the issue:
                          MBIA--Municipal Bond Investors Assurance
                          (M) At Sept. 30, 1997, the cost of securities for federal income tax purposes was $4,268,721,986 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

                          Unrealized appreciation................  $662,128,842
                          Unrealized depreciation................   (24,803,366)
                          -----------------------------------------------------
                          Net unrealized appreciation............  $637,325,476
                          -----------------------------------------------------

      Independent auditors' report

      The board and shareholders
      IDS Investment Series, Inc.

      We have audited the accompanying statement of assets and liabilities of IDS Diversified Equity Income Fund (a series of IDS Investment Series, Inc.) as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the six-year period ended September
      30, 1997, and for the period from October 15, 1990 (commencement of operations), to September 30, 1991. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Diversified Equity Income Fund at September 30, 1997, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.





      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      November 7, 1997

      Financial statements

      Statement of assets and liabilities
      IDS Diversified Equity Income Fund
      Sept. 30, 1997


                                  Assets

 Investment in Equity Income Portfolio (Note 1)                                                 $2,219,724,700
                                                                                                --------------
 Total assets                                                                                    2,219,724,700
                                                                                                --------------

                                  Liabilities

 Dividends payable to shareholders                                                                   1,358,075
 Accrued distribution fee                                                                                7,142
 Accrued service fee                                                                                    12,191
 Accrued transfer agency fee                                                                               834
 Accrued administrative services fee                                                                     1,993
 Other accrued expenses                                                                                264,702
                                                                                                --------------
 Total liabilities                                                                                   1,644,937
                                                                                                --------------
 Net assets applicable to outstanding capital stock                                             $2,218,079,763
                                                                                                ==============

                                  Represented by

 Capital stock-- $.01 par value (Note 1)                                                        $    2,134,077
 Additional paid-in capital                                                                      1,680,504,972
 Undistributed net investment income                                                                 1,899,134
 Accumulated net realized gain (loss)                                                              207,225,172
 Unrealized appreciation (depreciation) on investments and on translation
      of assets and liabilities in foreign currencies                                              326,316.408
                                                                                                --------------
 Total-- representing net assets applicable to outstanding capital stock                        $2,218,079,763
                                                                                                ==============
 Net assets applicable to outstanding shares:             Class A                               $1,789,438,196
                                                          Class B                               $  349,858,844
                                                          Class Y                               $   78,782,723
 Net asset value per share of outstanding capital stock:  Class A shares     172,169,566        $        10.39
                                                          Class B shares      33,662,590        $        10.39
                                                          Class Y shares       7,575,548        $        10.40


See accompanying notes to financial statements.

      Statement of operations
      IDS Diversified Equity Income Fund
      Year ended Sept. 30, 1997



                                  Investment income:

 Dividends                                                                                       $  56,615,321
 Interest                                                                                           24,438,194
      Less: Foreign taxes withheld                                                                    (235,252)
                                                                                                 -------------
 Total income                                                                                       80,818,263
                                                                                                 -------------
 Expenses (Note 2):
 Expenses allocated from Equity Income Portfolio                                                     9,160,467
 Distribution fee-- Class B                                                                          1,677,884
 Transfer agency fee                                                                                 2,311,423
 Incremental transfer agency fee-- Class B                                                              25,785
 Service fee
      Class A                                                                                        2,627,198
      Class B                                                                                          390,225
      Class Y                                                                                           25,006
 Administrative services fees and expenses                                                             614,714
 Compensation of board members                                                                           9,522
 Compensation of officers                                                                                2,116
 Postage                                                                                               175,578
 Registration fees                                                                                     349,492
 Reports to shareholders                                                                                66,607
 Audit fees                                                                                              7,250
 Other                                                                                                   7,918
                                                                                                 -------------
 Total expenses                                                                                     17,451,185
      Earnings credits on cash balances (Note 2)                                                      (112,428)
                                                                                                 -------------
 Total net expenses                                                                                 17,338,757
                                                                                                 -------------
 Investment income (loss) -- net                                                                    63,479,506
                                                                                                 -------------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions                                                                        212,200,299
      Foreign currency transactions                                                                 (1,394,204)
                                                                                                 -------------
 Net realized gain (loss) on investments                                                           210,806,095
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies                           167,609,218
                                                                                                 -------------
 Net gain (loss) on investments and foreign currencies                                             378,415,313
                                                                                                 -------------
 Net increase (decrease) in net assets resulting from operations                                 $ 441,894,819
                                                                                                 =============

See accompanying notes to financial statements.

      Financial statements

      Statements of changes in net assets
      IDS Diversified Equity Income Fund
      Year ended Sept. 30,


                              Operations and distributions                      1997                  1996

 Investment income (loss)-- net                                            $  63,479,506         $  40,899,762
 Net realized gain (loss) on investments                                     210,806,095           121,028,665
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies     167,609,218            41,610,005
                                                                          --------------        --------------
 Net increase (decrease) in net assets resulting from operations             441,894,819           203,538,432
                                                                          --------------        --------------
 Distributions to shareholders from:
      Net investment income
          Class A                                                            (52,847,821)          (37,093,606)
          Class B                                                             (6,401,017)           (1,766,252)
          Class Y                                                             (1,926,320)           (1,023,280)
      Net realized gain
          Class A                                                            (89,873,767)                   --
          Class B                                                            (10,467,031)                   --
          Class Y                                                             (2,712,936)                   --
                                                                          --------------        --------------
 Total distributions                                                        (164,228,892)          (39,883,138)
                                                                          --------------        --------------

                                  Capital share transactions (Note 3)

 Proceeds from sales
      Class A shares (Note 2)                                                370,773,023           257,566,986
      Class B shares                                                         197,003,406            90,334,601
      Class Y shares                                                          45,868,611            14,137,057
 Reinvestment of distributions at net asset value
      Class A shares                                                         137,604,537            34,511,320
      Class B shares                                                          16,532,448             1,659,754
      Class Y shares                                                           4,615,632               998,821
 Payments for redemptions
      Class A shares                                                        (243,648,909)         (242,692,273)
      Class B shares (Note 2)                                                (25,827,767)           (7,145,048)
      Class Y shares                                                         (16,887,734)           (7,846,192)
                                                                          --------------        --------------
 Increase (decrease) in net assets from capital share transactions           486,033,247           141,525,026
                                                                          --------------         -------------
 Total increase (decrease) in net assets                                     763,699,174           305,180,320
 Net assets at beginning of year                                           1,454,380,589         1,149,200,269
                                                                          --------------        --------------
 Net assets at end of year                                                $2,218,079,763        $1,454,380,589
                                                                          ==============        ==============
 Undistributed net investment income                                      $    1,899,134        $    1,451,957
                                                                          --------------        --------------


See accompanying notes to financial statements.

      Notes to financial statements

      IDS Diversified Equity Income Fund


  1

Summary of
significant
accounting policies

      IDS Diversified Equity Income Fund (a series of IDS Investment Series, Inc.) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IDS Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Investment in Equity Income Portfolio

      Effective May 13, 1996, the Fund began investing all of its assets in Equity Income Portfolio (the Portfolio), a series of Growth and Income Trust, an open-end investment company that has the same objectives as the Fund. This was accomplished by transferring the Fund's assets to the Portfolio in return for a proportionate ownership interest in the Portfolio. Equity Income Portfolio seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks.

      The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the net assets of the Portfolio. The percentage of the Portfolio owned by the Fund at Sept. 30, 1997 was 99.96%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements," which are included elsewhere in this report.

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) allocated from the Portfolio may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing
      of dividend   distributions,   the  fiscal  year  in  which  amounts  are
      distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      On the statements of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,857,171 and accumulated net realized gain has been increased by $1,857,171.

      Dividends to shareholders

      Dividends from net investment income, declared daily and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

  2

Expenses and
sales charges

      In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

      Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for providing administrative services and serving as transfer agent. Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund and approved by the board.

      Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

    - Class A $15
    - Class B $16
    - Class Y $15

      Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and commencing on May 9, 1997, the fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributed to Class Y shares.

      Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $6,550,223 for Class A and $157,783 for Class B for the year ended Sept. 30, 1997.

      During the year ended Sept. 30, 1997, the Fund's transfer agency fees were reduced by $112,428 as a result of earnings credits from overnight cash balances.

  3

Capital share
transactions



      Transactions in shares of capital stock for the years indicated are as follows:


                                         Year ended Sept. 30, 1997
                                     Class A        Class B     Class Y

      Sold                        38,856,816     20,583,228   4,648,685

      Issued for reinvested
        distributions             14,804,550      1,770,123     493,943

      Redeemed                   (25,579,148)    (2,676,635) (1,724,974)
                                 -----------     ----------  ----------

      Net increase (decrease)     28,082,218     19,676,716   3,417,654

                                       Year ended Sept. 30, 1996
                                     Class A        Class B     Class Y

      Sold                        30,304,664     10,622,976   1,658,239

      Issued for reinvested
        distributions              3,994,897        190,413     115,483

      Redeemed                   (28,559,451)      (834,647)   (931,450)
                                 -----------     ----------  ----------

      Net increase (decrease)      5,740,110      9,978,742     842,272



  4

Financial
highlights

      "Financial highlights" showing per share data and selected information is presented on pages 9 and 10 of the prospectus.

      Independent auditors' report

      The board of trustees and unitholders
      Growth and Income Trust:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Income Portfolio (a series of Growth and Income Trust) as of September 30, 1997, the related statement of operations for the year then ended and the statements of changes in net assets for the year ended September 30, 1997 and for the period from May 13, 1996 (commencement of operations) to September 30, 1996. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities sold but not delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Income Portfolio at September 30, 1997, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.





      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      November 7, 1997

      Financial statements

      Statement of assets and liabilities
      Equity Income Portfolio
      Sept. 30, 1997


                                  Assets

 Investments in securities, at value (Note 1)
      (identified cost $1,897,012,312)                                                          $2,223,436,124
 Dividends and accrued interest receivable                                                          11,452,466
 Receivable for investment securities sold                                                           2,419,781
 U.S. government securities held as collateral (Note 4)                                              5,581,115
                                                                                                --------------
 Total assets                                                                                    2,242,889,486
                                                                                                --------------

                                  Liabilities

 Disbursement in excess of cash on demand deposit (including bank overdraft of $580,682)             3,854,181
 Payable upon return of securities loaned (Note 4)                                                  18,396,315
 Accrued investment management services fee                                                             29,994
 Other accrued expenses                                                                                 24,232
                                                                                                --------------
 Total liabilities                                                                                  22,304,722
                                                                                                --------------
 Net assets                                                                                     $2,220,584,764
                                                                                                ==============


 See accompanying notes to financial statements.


      Financial statements

      Statement of operations
      Equity Income Portfolio
      Year ended Sept. 30, 1997

                                  Investment income

 Income:
 Dividends                                                                                       $  56,638,090
 Interest                                                                                           24,431,586
      Less: Foreign taxes withheld                                                                    (235,345)
                                                                                                --------------
 Total income                                                                                       80,834,331
                                                                                                --------------
 Expenses (Note 2):
 Investment management services fee                                                                  9,000,327
 Compensation of board members                                                                          13,093
 Custodian fees                                                                                         96,721
 Audit fees                                                                                             21,750
 Other                                                                                                  40,370
                                                                                                --------------
 Total expenses                                                                                      9,172,261
      Earnings credits on cash balances (Note 2)                                                        (8,105)
                                                                                                --------------
 Total net expenses                                                                                  9,164,156
                                                                                                --------------
 Investment income (loss) -- net                                                                    71,670,175
                                                                                                --------------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions (Note 3)                                                               212,265,522
      Foreign currency transactions                                                                 (1,394,798)
                                                                                                --------------
 Net realized gain (loss) on investments                                                           210,870,724
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies                           167,694,853
                                                                                                --------------
 Net gain (loss) on investments and foreign currencies                                             378,565,577
                                                                                                --------------
 Net increase (decrease) in net assets resulting from operations                                $  450,235,752
                                                                                                ==============

See accompanying notes to financial statements.

      Statements of changes in net assets
      Equity Income Portfolio


                                  Operations

                                                                              Year ended   For the period from
                                                                          Sept. 30, 1997      May 13, 1996* to
                                                                                                Sept. 30, 1996
 Investment income (loss)-- net                                           $   71,670,175        $   22,182,820
 Net realized gain (loss) on investments                                     210,870,724            16,088,401
 Net change in unrealized appreciation (depreciation ) on investments
      and on translation of assets and liabilities in foreign currencies     167,694,853            40,690,701
                                                                          --------------        --------------
 Net increase (decrease) in net assets resulting from operations             450,235,752            78,961,922
 Net contributions (withdrawals) from partners                               314,194,640         1,377,167,450
                                                                          --------------        --------------
 Total increase (decrease) in net assets                                     764,430,392         1,456,129,372
 Net assets at beginning of period (Note 1)                                1,456,154,372                25,000
                                                                          --------------        --------------
 Net assets at end of period                                              $2,220,584,764        $1,456,154,372
                                                                          ==============        ==============

*Commencement of operations.
See accompanying notes to financial statements.

      Notes to financial statements

      Equity Income Portfolio

 1

Summary of
significant
accounting policies

      Equity Income Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Income Portfolio seeks to provide a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April 15, 1996, American Express Financial Corporation (AEFC) contributed $25,000 to the Portfolio. Operations did not formally commence until May 13, 1996, at which time, an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.

      Significant accounting policies followed by the Portfolio are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who mark markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

      Foreign currency translations and foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

      The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contracts.

      Federal taxes

      For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income including level-yield amortization of premium and discount is accrued daily.

  2

Fees and
expenses

      The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.4% annually.

      Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

      During the year ended Sept. 30, 1997, the Portfolio's custodian fees were reduced by $8,105 as a result of earnings credits from overnight cash balances.

      Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.

  3

Securities
transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,234,036,651 and $1,361,519,799, respectively, for the year ended Sept. 30, 1997. For the same year, the portfolio turnover rate was 81%. Realized gains and losses are determined on an identified cost basis.

      Brokerage commissions paid to brokers affiliated with AEFC were $125,796 for the year ended Sept. 30, 1997.

  4

Lending of
portfolio
securities

      At Sept. 30, 1997, securities valued at $18,396,315 were on loan to brokers. For collateral, the Portfolio received $12,815,200 in cash and U.S. government securities valued at $5,581,115. Income from securities lending amounted to $738,484 for the year ended Sept. 30, 1997. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

      Investments in securities

      Equity Income Portfolio                  (Percentages represent value of
      Sept. 30, 1997                        investments compared to net assets)


 Common stocks (58.2%)
 Issuer                                        Shares        Value(a)

 Automotive & related (1.7%)
 Chrysler                                     505,000   $  18,590,313
 Ford Motor                                   420,000      19,005,000
 Total                                                     37,595,313

 Banks and savings & loans (7.9%)
 BankBoston                                   265,000      23,435,937
 First Union                                  610,000      30,538,125
 KeyCorp                                      410,000      26,086,250
 Mellon Bank                                  345,000      18,888,750
 Morgan (JP)                                  160,000      18,180,000
 NationsBank                                  290,000(c)   17,943,750
 Norwest                                      280,000      17,150,000
 Washington Mutual                            340,000      23,715,000
 Total                                                    175,937,812

 Beverages & tobacco (2.4%)
 Anheuser-Busch                               480,000      21,660,000
 Philip Morris                                735,000      30,548,437
 Total                                                     52,208,437

 Building materials & construction (1.1%)
 Martin Marietta Materials                    395,000      14,220,000
 Weyerhaeuser                                 165,000       9,796,875
 Total                                                     24,016,875

 Chemicals (0.5%)
 Dow Chemical                                 120,000      10,882,500

 Electronics (1.3%)
 Thomas & Betts                               545,000      29,770,625

 Energy (4.1%)
 Amoco                                        185,000      17,829,375
 Atlantic Richfield                           240,000      20,505,000
 Chevron                                      190,000      15,805,625
 Mobil                                        225,000      16,650,000
 Texaco                                       320,000      19,660,000
 Total                                                     90,450,000

 Financial services (0.6%)
 Fannie Mae                                   300,000      14,100,000

 Food (2.3%)
 Heinz (HJ)                                   305,000      14,087,187
 Quaker Oats                                  440,000      22,165,000
 Sara Lee                                     300,000      15,450,000
 Total                                                     51,702,187

 Health care (1.9%)
 American Home Products                       265,000      19,345,000
 Baxter Intl                                  435,000      22,728,750
 Total                                                     42,073,750

 Industrial equipment & services (0.7%)

 General Signal                               350,000      15,137,500

 Insurance (1.8%)
 Lincoln Natl                                 200,000      13,925,000
 SAFECO                                       470,000      24,910,000
 Total                                                     38,835,000

 Media (1.9%)
 Dun & Bradstreet                             850,000      24,118,750
 McGraw-Hill                                  265,000      17,937,188
 Total                                                     42,055,938

 Paper & packaging (4.8%)
 Intl Paper                                   195,000      10,737,188
 Kimberly-Clark                               400,000      19,575,000
 Tenneco                                      480,000      22,980,000
 Union Camp                                   380,000      23,441,250
 Unisource Worldwide                        1,615,000      30,685,000
 Total                                                    107,418,438

 Real estate investment trust (5.4%)
 Alexandria Real Estate
    Equities                                  120,000       3,427,500
 Duke Realty                                  300,000       6,843,750
 Equity Residential                           105,000       5,729,062
 FelCor Suite Hotels                          200,000       8,212,500
 Gable Residential Trust                      220,000       5,967,500
 Innkeepers USA Trust                         460,000       7,906,250
 Kilroy Realty                                170,000       4,590,000
 LTC Properties                               210,000       3,990,000
 Merry Land & Investment                      245,000       5,405,312
 Mid-America Apartment
    Communities                               275,000       8,164,063
 Oasis Residential                            162,500       3,960,938
 OMEGA Healthcare Investors                   125,000       4,500,000
 Patriot American
    Hospitality                               280,004       8,925,138
 Prentiss Properties Trust                    270,000       7,796,250
 Reckson Associates Realty                    220,000       5,857,500
 RFS Hotel Investors                          255,000       4,972,500
 Security Capital Industrial
    Trust                                     216,366       5,043,962
 Simon DeBartolo Group                        140,000       4,620,000
 Storage Trust Realty                         200,000       5,225,000
 Storage USA                                  105,000       4,265,625
 Sun Communities                              140,000       5,022,500
 Total                                                    120,425,350

 Retail (1.9%)
 May Dept Stores                              370,000      20,165,000
 Penney (JC)                                  370,000      21,552,500
 Total                                                     41,717,500

 Utilities -- electric (4.0%)
 DPL                                          590,000      14,455,000
 Duke Power                                   275,000      13,595,313
 FPL Group                                    290,000      14,862,500
 New Century Energies                         385,000      16,001,562
 Northern States Power                        315,000      15,671,250
 Southern Co.                                 665,000      15,004,063
 Total                                                     89,589,688

 Utilities -- gas (1.3%)
 Enron                                        735,000      28,297,500

 Utilities -- telephone (5.0%)
 Ameritech                                    310,000      20,615,000
 Bell Atlantic                                510,040(c)   41,026,343
 BellSouth                                    490,000      22,662,500
 GTE                                          585,000      26,544,375
 Total                                                    110,848,218

 Foreign (7.6%) (d)
 British Petroleum ADR                        270,000      24,519,375
 BTR                                        4,900,000      19,865,394
 EXEL                                         300,000      17,868,750
 Imperial Chemical Inds                       375,000(c)   24,796,875
 Mid Ocean                                    540,000      34,222,500
 Royal Dutch Petroleum                        185,000      10,267,500
 SmithKline Beecham ADR                       220,000      10,752,500
 Tomkins                                    4,770,000      26,873,779
 Total                                                    169,166,673

 Total common stocks
 (Cost: $986,242,054)                                  $1,292,229,304

 Preferred stocks (9.6%)
 Issuer                                       Shares        Value(a)

 AirTouch Communications
    4% Cv                                     450,000(h)$  13,950,000
    6% Cv                                     500,000      16,281,250
 AutoZone
    5.50% Cv                                  715,100      19,472,173
 Circuit City Stores
    5.50% Cv                                  357,143(e,i) 13,303,577
 ConAgra
    4.50% Cv                                  325,000      19,703,125
 Crown Cork & Seal
    4.50% Cv                                  700,000      31,150,000
 Gannett
    4.50% Cv                                  200,000      19,038,000
 Ikon Office Solutions
    $5.04 Cv                                  475,000(c)   30,815,625
 Intel
    5% Cv                                     128,000(i)   20,930,560
 Service Corp Intl
    5% Cv                                     475,000(h)   15,318,750
 SunAmerica
    $3.18 Cv                                  300,000(i)   13,762,500

 Total preferred stocks
 (Cost: $196,815,952)                                    $213,725,560


 Bonds (6.3%)
 Issuer                                  Coupon              Maturity             Principal            Value (a)
                                          rate                  year                amount
 U.S. government obligations (4.3%)
 U.S. Treasury                           8.125%               2019-21           $79,400,000      $   94,669,172


 Aerospace & defense (0.6%)
 Salomon Brothers United Technologies
    Cv                                   5.00                   1998            15,356,625(f)        14,072,016

 Chemicals (0.6%)
 USA Waste Services
    Cv                                   4.00                   2002            12,000,000           13,170,000

 Multi-industry conglomerates (0.8%)
 Salomon Brothers Emerson Electric
    Cv                                   5.00                   1997            19,496,657(f)        18,786,089

 Total bonds
 (Cost: $133,328,312)                                                                              $140,697,277



See accompanying notes to investments in securities.

 Options purchased (0.4%)
 Issuer                    Number of   Exercise   Expiration      Value (a)
                           contracts      price         date
 Put
 S&P 500                       3,500       $900    Dec. 1997    $6,781,250
                               1,000        925    Dec. 1997     2,662,500

 Total options purchased
 (Cost: $13,251,765)                                            $9,443,750




 Short-term securities (25.5%)
 Issuer                              Annualized       Amount       Value(a)
                                      yield on      payable at
                                      date of        maturity
                                      purchase

 U.S. government agencies (0.3%)
 Federal Home Loan Mtge Corp Disc Nt
    10-14-97                             5.42%     $ 5,000,000 $  4,990,250
 Federal Natl Mtge Assn Disc Nt
    10-08-97                             5.48        2,000,000    1,997,869
 Total                                                            6,988,119

 Commercial paper (24.4%)
 American General Finance
    10-20-97                             5.55        6,800,000    6,780,225
    10-30-97                             5.54        8,700,000    8,661,384
    11-04-97                             5.55       15,200,000   15,120,901
 Ameritech Capital Funding
    10-28-97                             5.54        6,900,000(g) 6,871,434
 Associates Corp North America
    10-02-97                             5.55       10,000,000    9,998,049
    10-14-97                             5.54       10,000,000    9,980,103
 Avco Financial Services
    12-03-97                             5.59        6,500,000    6,434,711
 BBV Finance (Delaware)
    10-30-97                             5.55        7,300,000    7,267,480
 Beneficial
    11-10-97                             5.55       10,000,000    9,938,778
 BHP Finance
    10-07-97                             5.54        9,700,000    9,691,108
 BOC Group
    10-09-97                             5.53       10,200,000(g)10,187,511
 CAFCO
    10-30-97                             5.56        6,100,000(g) 6,072,777
 Cargill Global
    11-03-97                             5.56        8,500,000(g) 8,454,752
 Ciesco LP
    10-10-97                             5.55       10,000,000(g) 9,984,660
    11-07-97                             5.54        6,100,000    6,065,455
 CIT Group Holdings
    10-16-97                             5.55       15,000,000   14,965,500
    11-04-97                             5.54       11,100,000   11,042,237
 Commercial Credit
    11-06-97                             5.58        6,900,000    6,859,376
 Commerzbank U.S. Finance
    10-03-97                             5.53       11,800,000   11,796,388
    10-16-97                             5.54       18,900,000   18,856,609
    10-29-97                             5.55        9,200,000    9,160,430


 Fleet Funding
    10-02-97                             5.55       15,100,000(g)15,097,689
 Gannett
    10-14-97                             5.56%       9,800,000(g) 9,780,501
 Gateway Fuel
    10-27-97                             5.54        7,000,000    6,970,960
 General Electric
    11-13-97                             5.57       10,900,000   10,828,002
 Goldman Sachs Group
    10-03-97                             5.52        8,800,000    8,797,306
    10-24-97                             5.55        8,600,000    8,569,616
    11-13-97                             5.55        5,700,000    5,662,486
 Household Finance
    10-30-97                             5.56        6,300,000    6,271,986
 Kredietbank North America Finance
    10-08-97                             5.53       10,000,000    9,989,286
    11-25-97                             5.57        7,000,000    6,938,787
 May Dept Stores
    11-10-97                             5.56        8,200,000    8,149,798
 Metlife Funding
    10-16-97                             5.53       12,868,000   12,838,511
    10-17-97                             5.55       11,184,000   11,154,585
 Morgan Stanley Group
    10-14-97                             5.54       17,600,000   17,564,981
 Natl Australia Funding (Delaware)
    10-10-97                             5.52       11,500,000   11,484,187
 NBD Bank Canada
    10-15-97                             5.53       14,700,000   14,668,501
    10-24-97                             5.56        7,400,000    7,370,739
 Nestle Capital
    10-06-97                             5.53        4,400,000    4,396,633
 New Center Asset Trust
    10-21-97                             5.54       10,700,000   10,667,246
    10-23-97                             5.53       15,000,000   14,949,583
 Paccar Financial
    10-01-97                             5.52        3,500,000    3,500,000
 Pacific Mutual
    10-02-97                             5.53       10,000,000    9,998,469
 Reed Elsevier
    11-07-97                             5.56        7,100,000(g) 9,937,992
 St. Paul Companies
    10-08-97                             5.54       13,900,000(g)13,885,108
 SBC Communications Capital
    10-23-97                             5.55        8,200,000(g) 8,172,439
    10-28-97                             5.55        5,000,000(g) 4,976,516
    11-03-97                             5.56        8,000,000(g) 7,955,466
    12-12-97                             5.60        7,000,000(g) 6,919,801
 Societe Generale North America
    10-15-97                             5.54%      18,000,000   17,961,430
    10-16-97                             5.54       10,000,000    9,977,042
 Southern California Gas
    10-06-97                             5.53        6,600,000    6,594,949
 Toyota Motor Credit
    10-21-97                             5.55        2,900,000    2,891,123
 USAA Capital
    10-22-97                             5.55        5,400,000    5,382,643
 UBS Finance (Delaware)
    10-06-97                             5.52        4,500,000    4,496,563
    10-06-97                             5.53       15,000,000   14,988,521
    10-09-97                             5.52        7,500,000    7,490,833
 Total                                                          541,470,146

 Letters of credit (0.8%)
 Bank of America-
 AES Barber Point


    10-24-97                             5.54%     $10,000,000  $ 9,964,797
 Student Loan Mtge Assn-
 Nebraska Higher Education
    10-30-97                             5.56        8,957,000    8,917,171
 Total                                                           18,881,968


 Total short-term securities
 (Cost: $567,374,229)                                           567,340,233


Total investments in securities
 (Cost: $1,897,012,312) (j)                                  $2,223,436,124



See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Security is partially or fully on loan. See Note 4 to the financial statements.

(d) Foreign security values are stated in U.S. dollars.

(e)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(f) ELKS are equity-linked securities that are structured as an interest-bearing debt security and linked to the common stock of another company. The terms of ELKS differ from those of ordinary debt securities in that the principal amount received at maturity is not fixed but is based on the price of the common stock the ELK is linked to. The principal amount disclosed equals the current estimated future value of the amount to be received upon maturity.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under the guidelines established by the board.

(h) PRIDES (Preferred Redeemable Increased Dividend Equity Securities) -- are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.

(i) PERCS (Preferred-Equity Redeemable Cumulative Securities) -- are convertible preferred securities. PERCS are like buying an underlying common stock and selling a call option against the position.

(j) At Sept.  30, 1997,  the cost of securities  for federal income tax purposes
was  $1,895,476,541   and  the  aggregate  gross  unrealized   appreciation  and
depreciation based on that cost was:



 Unrealized appreciation........................................$337,838,519
 Unrealized depreciation..........................................(9,878,936)
                                                                  ----------
 Net unrealized appreciation....................................$327,959,583


Part C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits:

 (a) FINANCIAL STATEMENTS:


     List of financial statements filed as part of this Post-Effective Amendment to the Registration Statement.




   For IDS Mutual:

   -   Independent auditors' report dated Nov. 7, 1997.
   -   Statement of assets and liabilities, Sept. 30, 1997.
   -   Statement of operations, year ended Sept. 30, 1997.
   - Statement of changes in net assets, for the year ended Sept. 30, 1997 and Sept. 30, 1996.
   -   Notes to financial statements.

   For Balanced Portfolio:

   -   Independent auditors' report dated Nov. 7, 1997.
   -   Statement of assets and liabilities, Sept. 30, 1997.
   -   Statement of operations, year ended Sept. 30, 1997.
   - Statement of changes in net assets, for the year ended Sept. 30, 1997 and period from May 13, 1996 to Sept. 30, 1996.
   -   Notes to financial statements.
   -   Investments in securities, Sept. 30, 1997.
   -   Notes to investments in securities.

   For IDS Diversified Equity
   Income Fund:

   -   Independent auditors' report dated Nov. 7, 1997.

   -   Statement of assets and liabilities, Sept. 30, 1997.
   -   Statement of operations, year ended Sept. 30, 1997.
   - Statements of changes in net assets, for the year ended Sept. 30, 1997 and Sept. 30, 1996.
   -   Notes to financial statements.

   For Equity Income Portfolio:

   -   Independent auditors' report dated Nov. 7, 1997.
   -   Statement of assets and liabilities, Sept. 30, 1997.
   -   Statement of operations, year ended
       Sept. 30, 1997.
   - Statement of changes in net assets, for the year ended Sept. 30, 1997 and period from May 13, 1996 to Sept. 30, 1996.
   -   Notes to financial statements.
   -   Investments in securities, Sept. 30, 1997.
   -   Notes to investments in securities.

    (b)     EXHIBITS:

    1.      Copy of Articles of Incorporation amended
            November 13, 1991, filed as Exhibit 1 to
            Registrant's Post-Effective Amendment No. 87 to
            Registration Statement No. 2-11328 is
            incorporated herein by reference.

    2. By-laws, as amended January 1O, 1996, filed electronically as Exhibit 2 to Registrant's Post-
            Effective Amendment No. 80 to Registration
            Statement No. 2-11328 is incorporated herein by reference.

    3.      Not Applicable.

    4. Copy of IDS Mutual's stock certificate, filed as Exhibit No. 3 to Registrant's Form N-1Q for the calendar quarter ended September 30, 1976 is incorporated herein by reference.

    5.      Copy of Investment Management Services
            Agreement between Registrant and American
            Express Financial Corporation, dated March 20,
            1995, filed electronically as Exhibit 5 to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated herein by reference. The agreement was assumed by the Portfolio when the Funds adopted the master/feeder structure.

    6.      Copy of Distribution Agreement between
            Registrant and American Express Financial
            Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 6 to Registrant's
            Post-Effective Amendment No. 97 to Registration
            Statement No. 2-11328 is incorporated herein by reference.

    7. All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.


    8(a). Copy of Custodian Agreement between Registrant and American Express Trust Company, dated March 20, 1995, filed electronically as Exhibit 8(a) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No 2-11328 is incorporated herein by reference.

    8(b).   Copy of Custody Agreement between Morgan
            Stanley Trust Company and IDS Bank & Trust, dated May, 1993, is filed electronically as
            Exhibit 8(b) to Registrant's Post-Effective
            Amendment No. 95 to Registration Statement No.
            2-11328 is incorporated herein by reference.

   8(c). Copy of Addendum to the Custodian Agreement between IDS Investment Series, Inc.,
           American Express Trust Company and American
           Express Financial Corporation dated May 13,
           1996 filed electronically as Exhibit 8(c) to Registrant's Post-Effective Amendment No. 97 to
           Registration Statement No 2-11328 is incorporated herein by reference.

   9(a).   Copy of Plan and Agreement of Merger between
           IDS Mutual Minnesota, Inc. and IDS Mutual, Inc. dated
           April 10, 1986, filed as Exhibit 9 to Post-
           Effective Amendment No. 70 is incorporated herein by reference.

   9(b).   Copy of Transfer Agency Agreement between
           Registrant and American Express Financial
           Corporation, dated March 20, 1995, filed electronically as Exhibit 9(b) to Registrant's Post-Effective Amendment No. 97 to
           Registration Statement No 2-11328 is incorporated herein by reference.

   9(c). Copy of License Agreement between Registrant and IDS Financial Corporation dated January 25,
           1988 filed as Exhibit No. 9(d) to Registrant's
           Post-Effective Amendment No. 80 to Registration
           Statement No. 2-11328 is incorporated herein by reference.

   9(d).   Copy of Shareholder Service Agreement between
           Registrant and American Express Financial
           Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 97 to
           Registration Statement No 2-11328 is incorporated herein by reference.

   9(e). Copy of Administrative Service Agreement between Registrant and American Express
           Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(e) to Registrant's Post-Effective Amendment No. 97 to
           Registration Statement No 2-11328 is incorporated herein by reference.

   9(f).   Copy of Agreement and Declaration of
           Unitholders between IDS Investment Series, Inc.
           on behalf of IDS Mutual and Strategist Growth and Income Fund, Inc. on behalf of Strategist Balanced Fund dated May 13, 1996, filed electronically as Exhibit 9(f) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No 2-11328 is incorporated herein by reference.

   9(g).   Copy of Agreement and Declaration of
           Unitholders between IDS Investment Series, Inc.
           on behalf of IDS Diversified Equity Income Fund and Strategist Growth and Income Fund, Inc. on behalf of Strategist Equity Income Fund dated
           May 13, 1996, filed electronically as Exhibit 9(g) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No 2-11328 is incorporated herein by reference.

   9(h). Copy of Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American
           Express Financial Advisors Inc., dated May 9, 1997 filed electronically on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Amendment No. 30 to
           Registration Statement No. 2-93745, is incorporated herein by reference.

           Registrant's Class Y Shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

   10. Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

   11.     Independent Auditors' Consent is filed
           electronically herewith.

   12.     None.

   13.     Not Applicable.


   14. Forms of Keogh, IRA and other retirement plans, filed as Exhibits 14(a) through 14(n) to IDS Growth Fund, Inc., Post-Effective Amendment
           No. 34 to Registration Statement No. 2-38355 are incorporated herein by reference.

   15. Copy of Plan and Agreement of Distribution between Registrant and American Express
           Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 15 to Post-
           Effective Amendment No. 97 to Registration
           Statement No. 2-11328, is incorporated herein by reference.

   16(a). Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 for IDS Mutual, filed electronically as Exhibit 16(a) to Post-Effective Amendment No. 88 to Registration No. 2-11328 is incorporated herein by reference.

   16(b). Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 for IDS Diversified Equity Income Fund, filed electronically as Exhibit 16(b) to Post-Effective Amendment No. 88 to Registration
           No. 2-11328 is incorporated herein by reference.

   17.     Financial Data Schedules are filed
           electronically herewith.

   18. Copy of plan pursuant to Rule 18f-3 under the 1940 Act filed electronically as Exhibit 18 to Registrant's Post-Effective Amendment No. 95 to
           Registration Statement No. 2-11328 is
           incorporated herein by reference.



   19(a).  Directors' Power of Attorney
           to sign Amendments to this Registration
           Statement, dated January 8, 1997, is filed electronically herewith.

 19(b).  Officers' Power of Attorney, to sign
         Amendments to this Registration
         Statement, dated Nov. 1, 1995,
         filed electronically as Exhibit 19(b)
         to Registrant Post-Effective Amendment
         No. 96 to Registration Statement No.
         2-11328, is incorporated herein
         by reference.

 19(c). Trustees' Power of Attorney to sign Amendments to this Registration Statement, dated January 8,
         1997, is filed electronically herewith.

 19(d). Officers' Power of Attorney to sign Amendments to this Registration Statement, dated April 11,
         1996, filed electronically as Exhibit 19(d) to Registrant's Post-Effective Amendment
         No. 97 to Registration Statement No. 2-11328 is incorporated herein by reference.

Item 25. Persons Controlled by or Under Common Control with Registrant:

         None.


Item 26. Number of Holders of Securities

                   (1)                       (2)
                                       Number of Record
                                         Holders as of
              Title of Class           November 6, 1997

              IDS Mutual
              Common Stock
              Class A                       165,846
              Class B                        25,312
              Class Y                       157,209


              IDS Diversified Equity
              Income Common Stock
              Class A                       135,649
              Class B                        39,710
              Class Y                         8,525

 Item 27.  Indemnification

 The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 29(c).  Not applicable.

Item 30.     Location of Accounts and Records

             American Express Financial Corporation
             IDS Tower 10
             Minneapolis, MN  55440

Item 31.     Management Services

             Not Applicable.

Item 32.     Undertakings

             (a)  Not Applicable.
             (b)  Not Applicable.
             (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Investment Series, Inc., certifies that it meets the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 25th day of November, 1997.

 IDS INVESTMENT SERIES, INC.

 By     Matthew N. Karstetter, Treasurer



 By /s/ William R. Pearce**
        William R. Pearce, Chief Executive Officer


 Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of November, 1997.


 Signature                           Capacity


 /s/ William R. Pearce*              Chairman of the Board

     William R. Pearce

 /s/ John R. Thomas*                 Director
     John R. Thomas

 /s/ H. Brewster Atwater, Jr.*       Director
     H. Brewster Atwater, Jr.


 /s/ Lynne V. Cheney*                Director
     Lynne V. Cheney


 /s/ William H. Dudley*              Director
     William H. Dudley


 /s/ David R. Hubers*                Director
     David R. Hubers


 /s/ Heinz F. Hutter*                Director
     Heinz F. Hutter


 /s/ Anne P. Jones*                  Director
     Anne P. Jones


 /s/ Alan K. Simpson*                Director
     Alan K. Simpson


 /s/ Edson W. Spencer*               Director
     Edson W. Spencer


 /s/ Wheelock Whitney*               Director
     Wheelock Whitney


 /s/ C. Angus Wurtele*               Director
     C. Angus Wurtele


  *Signed pursuant to Directors' Power of Attorney, dated January 8, 1997, filed electronically herewith:


-----------------
 Leslie L. Ogg

 **Signed pursuant to Officers' Power of Attorney, dated November 1, 1995, filed electronically as Exhibit 19(b) to Registrant's Post-Effective Amendment No. 96 to Registration Statement No. 2-11328, by:



 ____________________
 Leslie L. Ogg

                                   SIGNATURES


 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, GROWTH AND INCOME TRUST consents to the filing of this Amendment to the Registration Statement signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 25th November, 1997.


                                           GROWTH AND INCOME TRUST


                                           By

                                              Matthew N. Karstetter
                                              Treasurer



                                           By /s/ William R. Pearce**
                                                  William R. Pearce, Chief
                                                  Executive Officer


 Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the [day signed] day of November, 1997.

 Signature                                      Capacity

 /s/  William R. Pearce*                        Chairman of the Board
      William R. Pearce

  /s/ John R. Thomas*                           Trustee
      John R. Thomas

 /s/  H. Brewster Atwater, Jr.                  Trustee
      H. Brewster Atwater, Jr.

 /s/  Lynne V. Cheney*                          Trustee
      Lynne V. Cheney

 /s/  William H. Dudley*                        Trustee
      William H. Dudley

 /s/  David R. Hubers*                          Trustee
      David R. Hubers

 /s/  Heinz F. Hutter*                          Trustee
      Heinz F. Hutter

 /s/  Anne P. Jones*                            Trustee
      Anne P. Jones

 /s/  Alan K. Simpson*                          Trustee
      Alan K. Simpson

 /s/  Edson W. Spencer                          Trustee
      Edson W. Spencer

 /s/  Wheelock Whitney                          Trustee
      Wheelock Whitney

 /s/  C. Angus Wurtele*                         Trustee
      C. Angus Wurtele


 *Signed pursuant to Trustee Power of Attorney, dated
 January 8, 1997, filed electronically herewith by:



 _____________________________
 Leslie L. Ogg

 **Signed pursuant to Officers' Power of Attorney, dated
 April 11, 1996, filed electronically as Exhibit 19(d) to
 Registrant's Post-Effective Amendment No. 97 to Registration
 Statement No. 2-11328, by:



 _____________________________
 Leslie L. Ogg

                    CONTENTS OF THIS
            POST-EFFECTIVE AMENDMENT NO. 98
         TO REGISTRATION STATEMENT NO. 2-11328


 This post-effective amendment comprises the following papers and documents:

 The facing sheet.

 Cross reference sheet.

 Part A:

   IDS Mutual's prospectus.

   IDS Diversified Equity Income Fund's prospectus.

 Part B:

   IDS Mutual's SAI.

   IDS Diversified Equity Income Fund's SAI.

   Financial statements

 Part C:

   Other information.

 The signatures.

                                EXHIBIT INDEX

 10. Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

 11.     Independent Auditors' Consent is filed
         electronically herewith.

 17.     Financial Data Schedules are filed
         electronically herewith.

 19(a).  Directors' Power of Attorney
         to sign Amendments to this Registration
         Statement, dated January 8, 1997, filed
         electronically herewith.

 19(c). Trustees' Power of Attorney to sign Amendments to this Registration Statement, dated January 8,
         1997, is filed electronically herewith.